                                  EXHIBIT 10.2


================================================================================

     Exhibit 10.2

                                                                  EXECUTION COPY
================================================================================



                            STOCK PURCHASE AGREEMENT


                                  BY AND AMONG


                           PACER INTERNATIONAL, INC.,

                                RAIL VAN, INC.,

                                  RAIL VAN LLC

                                      AND

                           ALL OF THE SHAREHOLDERS OF
                                 RAIL VAN, INC.



                         Dated as of December 18, 2000


================================================================================

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                       ------
Article I PURCHASE AND SALE OF SHARES...................................................   1

   1.1  Transfer of Shares..............................................................   1
   1.2  Purchase Price..................................................................   1
   1.3  Payment at Closing..............................................................   2
   1.4  Delivery of Shares..............................................................   2
   1.5  Affiliate-Owned Assets..........................................................   2
   1.6  Further Assurances..............................................................   3

ARTICLE II THE CLOSING..................................................................   3

ARTICLE III FINAL DETERMINATION OF ADDITIONAL AMOUNT....................................   3

   3.1  Preparation and Delivery of Statements..........................................   3
   3.2  Final Determination of Closing Income Statement and Additional Amount...........   3
   3.3  Adjustments and Payment.........................................................   5

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE DESIGNATED STOCKHOLDER PARTIES.........   5

   4.1  Title to the Shares.............................................................   6
   4.2  Organization and Power..........................................................   6
   4.3  Authority; Authorization, Execution and Delivery; Enforceability; No Conflict...   6
   4.4  Consents........................................................................   8
   4.5  Brokers.........................................................................   8
   4.6  Certain Relationships...........................................................   8
   4.7  Investment Representations......................................................   8

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................   9

   5.1  Organization, Power, Authority and Good Standing................................   9
   5.2  Authority; Authorization, Execution and Delivery; Enforceability; No Conflict...  10
   5.3  Consents........................................................................  11
   5.4  Capitalization..................................................................  11
   5.5  Subsidiaries; Investments.......................................................  12
   5.6  Financial Information...........................................................  12
   5.7  Absence of Undisclosed Liabilities..............................................  13
   5.8  Absence of Changes..............................................................  13
   5.9  Tax Matters.....................................................................  15
  5.10  Title to Assets, Properties and Rights and Related Matters......................  17
  5.11  Real Property - Owned or Leased.................................................  17
  5.12  Intellectual Property...........................................................  18
  5.13  Agreements, No Defaults, Etc....................................................  19
  5.14  Litigation, Etc.................................................................  21
  5.15  Compliance with Laws............................................................  22
  5.16  Insurance.......................................................................  22
  5.17  Labor Relations; Employees......................................................  23
  5.18  ERISA Compliance................................................................  24
  5.19  Environmental Matters...........................................................  27
  5.20  Brokers.........................................................................  28
  5.21  Related Party Transactions......................................................  29
  5.22  Accounts and Notes Receivable...................................................  29
  5.23  Bank Accounts; Powers of Attorney...............................................  30
  5.24  Suppliers and Vendors...........................................................  30
  5.25  Customers.......................................................................  30
  5.26  Conflicts of Interest...........................................................  30
  5.27  Year 2000.......................................................................  31

  5.28  Disclosure......................................................................  31

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..............................  31

   6.1  Organization; Corporate Authority...............................................  31
   6.2  Authority; Authorization; Execution and Delivery; Enforceability; No Conflict...  32
   6.3  Consents........................................................................  32
   6.4  Capitalization..................................................................  32
   6.5  Issuance of the Pacer Shares....................................................  33
   6.6  SEC Reports.....................................................................  33
   6.7  Brokers.........................................................................  33

ARTICLE VII COVENANTS AND AGREEMENTS....................................................  34

   7.1  Access to Records and Properties................................................  34
   7.2  Conduct of the Business.........................................................  34
   7.3  Efforts to Consummate...........................................................  35
   7.4  Negotiation with Others.........................................................  36
   7.5  Financing.......................................................................  36
   7.6  Notice of Prospective Breach....................................................  37
   7.7  Public Announcements............................................................  37
   7.8  Exchange Proceeds...............................................................  37
   7.9  Non-Competition Covenant........................................................  37
  7.10  Disclosure of Information.......................................................  39
  7.11  Use of Proprietary Name.........................................................  40
  7.12  Supplements to Schedules........................................................  41
  7.13  Shareholders' Representative....................................................  41
  7.14  No-Hire of Employees............................................................  42
  7.15  Tax Covenants; Section 338 Election; Etc........................................  43

ARTICLE VIII CLOSING OBLIGATIONS........................................................  44

   8.1  Conditions to Each Party's Obligations..........................................  44
   8.2  Conditions to Obligations of the Purchaser......................................  44
   8.3  Conditions to Obligations of the Seller Group...................................  47

ARTICLE IX INDEMNIFICATION..............................................................  49

   9.1  Generally.......................................................................  49
   9.2  Assertion of Claims.............................................................  51
   9.3  Notice and Defense of Third Party Claims........................................  51
   9.4  Survival of Representations and Warranties......................................  52
   9.5  Limitations on Indemnification..................................................  53
   9.6  Satisfaction of Indemnification Obligations.....................................  54

ARTICLE X TERMINATION; EFFECT OF TERMINATION............................................  55

  10.1  Termination.....................................................................  55
  10.2  Effect of Termination...........................................................  56

ARTICLE XI MISCELLANEOUS PROVISIONS.....................................................  56

  11.1  Amendment.......................................................................  56
  11.2  Entire Agreement................................................................  56
  11.3  Severability....................................................................  57
  11.4  Benefits of Agreement...........................................................  57
  11.5  Expenses; Sales and Transfer Taxes..............................................  57
  11.6  Remedies........................................................................  58
  11.7  Notices.........................................................................  58
  11.8  Counterparts and Facsimile Execution............................................  60
  11.9  Governing  Law..................................................................  60
 11.10  Jurisdiction and Venue..........................................................  61
 11.11  Mutual Contribution.............................................................  62

 11.12  No Third Party Beneficiaries....................................................  62
 11.13  Independence of Covenants and Representations and Warranties....................  62
 11.14  Interpretation; Construction....................................................  62

                        ANNEXES, SCHEDULES AND EXHIBITS


     Annexes
     -------

     Annex I                               Shareholders
     Annex II                         Certain Definitions
     Annex III         Percentage Interests of the Designated Shareholder Groups


     Schedules
     ---------


     Schedule 3.5        -    Affiliate-Owned Assets
     Schedule 6.1        -    Shareholder Agreements
     Schedule 6.4        -    Shareholder Consents
     Schedule 7.1        -    Foreign Qualifications for the Company and Its
                              Subsidiaries
     Schedule 7.3        -    Company Consents
     Schedule 7.4(a)     -    Capitalization of the Company and Its Subsidiaries
     Schedule 7.4(b)     -    Options, Warrants, Voting Agreements, Etc.
     Schedule 7.5        -    Subsidiaries and Investments
     Schedule 7.6(a)     -    Financial Statements
     Schedule 7.6(c)     -    Accounts Payable and Accounts Receivable
     Schedule 7.7        -    Undisclosed Liabilities
     Schedule 7.8        -    Absence of Changes
     Schedule 7.9(a)     -    Tax Matters
     Schedule 7.9(d)     -    Taxing Authority Notifications
     Schedule 7.10(a)    -    Encumbrances
     Schedule 7.10(b)    -    Tangible Personal Property
     Schedule 7.11(a)    -    Real Property (Current)
     Schedule 7.11(b)    -    Real Property Proceedings, Notices and Exceptions
     Schedule 7.11(c)    -    Real Property (Historical)
     Schedule 7.12(a)    -    Intellectual Property Rights
     Schedule 7.12(b)    -    Actions to Protect Intellectual Property Rights
     Schedule 7.13(a)    -    Material Contracts
     Schedule 7.13(c)    -    Material Contracts (Exceptions)
     Schedule 7.13(d)    -    Funded Indebtedness
     Schedule 7.14(a)    -    Litigation, Etc.
     Schedule 7.14(b)    -    Resolved Litigation
     Schedule 7.15       -    Compliance with Laws
     Schedule 7.16(a)    -    Insurance Policies
     Schedule 7.16(b)    -    Insurance Claims, Etc.
     Schedule 7.17(a)    -    Directors, Officers and Key Employees
     Schedule 7.17(b)    -    Number of Employees, Independent Contractors, Etc.
     Schedule 7.17(c)    -    Labor Relations
     Schedule 7.17(e)    -    Labor Proceedings
     Schedule 7.17(f)    -    Joint Employer Matters
     Schedule 7.17(g)    -    Independent Contractor Agreements

     Schedule 7.18(a)    -    Employee Benefit Plans
     Schedule 7.18(b)    -    ERISA Compliance
     Schedule 7.19(a)    -    Environmental Laws - Violations
     Schedule 7.19(b)    -    Environmental Compliance - Previously Owned
                              Properties
     Schedule 7.21(a)    -    Related Party Transactions
     Schedule 7.21(b)    -    Distributions
     Schedule 7.22       -    Accounts and Notes Receivable
     Schedule 7.23       -    Bank Accounts; Powers of Attorney
     Schedule 7.24       -    Suppliers and Vendors
     Schedule 7.25       -    Customers
     Schedule 8.1        -    Foreign Qualifications for the Purchaser
     Schedule 8.4(a)     -    Capitalization of the Purchaser
     Schedule 9.2        -    Conduct of Business
     Schedule 9.15       -    Tax Covenants; Section 338 Election; Etc.
     Schedule 9.17       -    Aircraft Agreements

     Exhibits
     --------

     Exhibit A -      Form of General Release
     Exhibit B -      Form of Employment Agreement with Jeffrey R. Brashares
     Exhibit C -      Form of Employment Agreement with Denis M. Bruncak
     Exhibit D -      Form of Employment Agreement with William R. Lee
     Exhibit E -      Form of Employment Agreement with Ken D. Thomas
     Exhibit F -      Form of Joinder Agreement
     Exhibit G -      Form of Sale and Assignment Agreement
     Exhibit H -      Plan of Operations

                            INDEX OF DEFINED TERMS

         The following capitalized terms, which may be used in more than one Section or other location of this Agreement, are defined in the following Sections or other locations:

                                                                  Section or
              Term                                              other Location
              ----                                              --------------
              Additional Amount ..............................       Annex II
              Affiliate ......................................       Annex II
              Affiliate-Owned Asset ..........................            3.5
              Agreement ......................................          13.14
              Aircraft Agreements ............................           9.17
              Allocation Agreement............................  Schedule 7.15
              Annual Balance Sheet ...........................      7.6(a)(i)
              Annual Balance Sheet Date ......................      7.6(a)(i)
              Annual Financial Statements ....................      7.6(a)(i)
              Arbitrating Accountants ........................       Annex II
              Best Knowledge .................................          13.14
              Brashares Employment Agreement .................    10.2(k)(ii)
              Bruncak Employment Agreement ...................   10.2(k)(iii)
              Business .......................................       Preamble
              Business Day ...................................       Annex II
              Capital Lease ..................................       Annex II
              Cash Portion ...................................      3.2(a)(i)
              Charter Documents ..............................       Annex II
              Closing ........................................     Article IV
              Closing Date ...................................     Article IV
              Closing Income Statement .......................            5.1
              COBRA ..........................................  7.18(b)(viii)
              Code ...........................................         7.9(b)
              Commission .....................................       Annex II
              Company ........................................        Caption
              Company Employee Plans .........................        7.18(a)
              Competing Business .............................         9.9(b)
              Confidential Information .......................        9.10(a)
              Contract .......................................       Annex II
              Control ........................................       Annex II
              Corporate-Level Tax Cap ........................  Schedule 7.15
              Corporate-Level Taxes ..........................  Schedule 7.15
              Covered Properties .............................        7.19(b)
              Designated Shareholders ........................       Annex II
              Designated Shareholder Group ...................       Annex II
              Employee Benefit Plan ..........................       Annex II
              Encumbrances ...................................       Annex II
              Environmental, Health and Safety Laws ..........       Annex II

                                                                  Section or
              Term                                              other Location
              ----                                              --------------
              ERISA ...........................................      Annex II
              ERISA Affiliate .................................      Annex II
              Exchange Act ....................................      Annex II
              Exchange Proceeds ...............................           9.8
              Excluded Purchaser Representations...............       11.5(c)
              Excluded Seller Representations .................       11.5(a)
              Exclusivity Period ..............................        9.4(a)
              Fair Market Value ...............................      Annex II
              Final Determination Date ........................           5.2
              Financial Statements ............................    7.6(a)(ii)
              Financing .......................................           9.5
              Funded Indebtedness .............................      Annex II
              GAAP ............................................      Annex II
              General Release .................................    10.2(k)(i)
              Governmental Entity .............................      Annex II
              Guaranty ........................................      Annex II
              HIPAA ........................................... 7.18(b)(viii)
              HSR Act .........................................           9.3
              Income Taxes ....................................      Annex II
              Indemnified Persons .............................      Annex II
              Indemnifying Persons ............................      Annex II
              Initial Payment .................................           3.2
              Intellectual Property Rights ....................      Annex II
              Interim Balance Sheets ..........................    7.6(a)(ii)
              Interim Financial Statements ....................    7.6(a)(ii)
              Joinder Agreements ..............................   10.2(k)(vi)
              KDR Designated Shareholders......................      Annex II
              Latest Balance Sheet ............................    7.6(a)(ii)
              Latest Balance Sheet Date .......................    7.6(a)(ii)
              Latest Financial Statements .....................    7.6(a)(ii)
              Law .............................................      Annex II
              Leased Property .................................       7.11(a)
              Lee Employment Agreement ........................   10.2(k)(iv)
              Liability .......................................      Annex II
              Licensed Requisite Rights .......................    7.12(a)(i)
              Litigation Expense ..............................      Annex II
              Losses ..........................................      Annex II
              Management Shareholders .........................      Annex II
              Material Adverse Change .........................        7.8(a)
              Material Contracts ..............................       7.13(b)
              NASDAQ ..........................................      Annex II
              Notice of Disagreement ..........................           5.2
              Options .........................................      Annex II
              Orders ..........................................      Annex II

                                                                  Section or
              Term                                              other Location
              ----                                              --------------
              Overpayment Amount .............................         5.3(b)
              Owned Requisite Rights .........................     7.12(a)(i)
              Pacer Registration Statement ...................       Annex II
              Pacer Shareholders' Agreement ..................       Annex II
              Pacer Shares ...................................     3.2(a)(ii)
              Pacer Shares Portion ...........................     3.2(a)(ii)
              Percentage Interest.............................       Annex II
              Permits ........................................       Annex II
              Permitted Encumbrances .........................       Annex II
              Person .........................................       Annex II
              Plan of Operations..............................       Annex II
              Possible Transaction ...........................            9.4
              Proceeding .....................................       Annex II
              Purchase Price .................................            3.2
              Purchaser ......................................        Caption
              Purchaser Indemnified Persons ..................       Annex II
              Purchaser Indemnifying Persons .................       Annex II
              Purchaser Losses ...............................       Annex II
              Purchaser's Accountants ........................       Annex II
              Purchaser's Certificate ........................            5.1
              Rail Van LLC....................................        Caption
              Regulation S-X .................................         7.6(b)
              Related Documents ..............................        10.2(k)
              Representatives ................................        9.10(a)
              Requisite Rights ...............................     7.12(a)(i)
              Restrictive Period .............................         9.9(a)
              SEC Reports ....................................            8.6
              Section 338 Elections ..........................  Schedule 7.15
              Section 338 Election Forms .....................  Schedule 7.15
              Securities .....................................       Annex II
              Securities Act .................................       Annex II
              Seller Group ...................................       Annex II
              Seller Group's Accountants .....................       Annex II
              Seller Indemnified Persons .....................       Annex II
              Seller Indemnifying Persons ....................       Annex II
              Seller Losses ..................................       Annex II
              September Financial Statements .................        10.2(d)
              Shareholder-Level Tax Cap ......................  Schedule 7.15
              Shareholder-Level Taxes ........................  Schedule 7.15
              Shares .........................................       Preamble
              Stock ..........................................       Preamble
              Shareholders ...................................        Caption
              Shareholders' Representative ...................       Annex II
              Subsidiary .....................................       Annex II

                                                                  Section or
              Term                                              other Location
              ----                                              --------------

              Survival Date ..................................        11.4(a)
              Tax Return .....................................       Annex II
              Taxes ..........................................       Annex II
              Third Party ....................................        7.17(f)
              Third Party Claim ..............................           11.3
              Thomas Employment Agreement ....................     10.2(k)(v)
              Transportes.....................................       Annex II
              Trust Beneficiaries ............................        Caption
              Trusts .........................................       Annex II
              Underpayment Amount ............................         5.3(a)

                           STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT, dated as of December 18, 2000, is by and among PACER INTERNATIONAL, INC., a Tennessee corporation (the "Purchaser"); RAIL
                                                               ---------
VAN, INC., an Ohio corporation (the "Company"); RAIL VAN LLC, an Ohio limited
                                     -------
liability company and a wholly-owned subsidiary of the Company ("Rail Van LLC");
                                                                 ------------
the shareholders of the Company, each of whom is listed on Annex I attached to
                                                           -------
this Agreement (collectively, the "Shareholders"); and Jeffrey R. Brashares,
                                   ------------
Denis M. Bruncak, William R. Lee, R. David Thomas, Ken D. Thomas, R.L. Richards, Pamela T. Farber, Molly J. Thomas, Wendy T. Morse and Lori T. Seitz (collectively, the "Trust Beneficiaries"). Certain capitalized terms used in
                    -------------------
this Agreement are defined on Annex II attached to this Agreement.
                              --------

                                   PREAMBLE

     The Company, together with its Subsidiaries, is engaged in the business (collectively, the "Business") of providing intermodal transportation and other
                    --------
transportation logistics services to third-party shippers and other customers, and other activities related or incidental to such services.

     The Shareholders constitute all of the Company's shareholders, with the Shareholders owning all of the outstanding shares of the common stock, no par value per share, of the Company (the "Stock"). Each Shareholder owns of record
                                      -----
that number of shares of Stock stated opposite his, her or its name under the heading "Rail Van Shares" on Annex I attached to this Agreement. The shares of
                             -------
Stock owned by the Shareholders are referred to collectively as the "Shares."
                                                                     ------
The Shareholders desire to sell to the Purchaser, and the Purchaser desires to purchase from the Shareholders, all of the Shares, on the terms and subject to the conditions contained in this Agreement.

     ACCORDINGLY, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE III

                          PURCHASE AND SALE OF SHARES

3.1  Transfer of Shares.

     On the terms and subject to the conditions contained in this Agreement, at the Closing, the Shareholders shall sell, transfer, convey and assign to the Purchaser, and the Purchaser shall purchase and acquire from the Shareholders, all of the Shares, free and clear of all Encumbrances.

3.2  Purchase Price.

          (a) The aggregate consideration to be paid by the Purchaser to the Shareholders for the Shares shall consist of the sum of the following (such sum being called the "Purchase Price"):
                  --------------

               (i)  $67,000,000 (the "Cash Portion"), payable in cash; plus
                                      ------------                     ----

               (ii) $7,000,000 (the "Pacer Shares Portion") payable in the form
                                     --------------------
     of 280,000 newly issued shares (the "Pacer Shares") of common stock, $.01
                                          ------------
     par value per share, of the Purchaser, which Pacer Shares the parties agree for purposes of this Agreement shall have a per share value at the Closing of $25.00.

          (b) The Purchase Price is subject to adjustment, if at all, pursuant to Article V, Article XI, and paragraphs (i) and (j) of Schedule 7.15.
                                                        -------------

          (c)  Reference is made to the provisions of Schedule 7.15 regarding
                                                      -------------
the parties' agreement with respect to determining for tax purposes the "Aggregate Deemed Sales Price" referred to in paragraph (h) of Schedule 7.15.
                                                               -------------

3.3                 Payment at Closing.

     At the Closing, the Purchaser shall pay or deliver the Purchase Price to the Shareholders as follows:

          (a) the Cash Portion shall be paid to the Shareholders (payable to each Shareholder in the amount stated opposite such Shareholder's name under the heading "Pro Rata Cash Portion" on Annex I), by wire transfer of immediately
                                   -------
available funds to the account or accounts designated to the Purchaser by the Shareholders in writing not later than three (3) Business Days prior to the Closing Date, against receipt at the Closing of the certificate or certificates representing all of the Shares pursuant to Section 3.4; and

          (b) the Pacer Shares Portion shall be delivered to the Shareholders (payable to each Shareholder in the amount stated opposite such Shareholder's name under the heading "Pro Rata Pacer Shares Portion" on Annex I), in the form
                                                          -------
of stock certificates, duly executed and issued by the Purchaser, representing the Pacer Shares (with each Shareholder receiving a certificate issued in its name representing that number of Pacer Shares stated opposite such Shareholder's name under the heading "Pacer Shares" on Annex I).
                                         -------

3.4  Delivery of Shares.

     At the Closing, in consideration of the Purchaser's delivery of the Purchase Price pursuant to Section 3.3, the Shareholders shall deliver to the Company the certificates representing the Shares, duly endorsed for transfer to the Purchaser or accompanied by duly executed stock powers transferring the Shares to the Purchaser, in each case sufficient in form and substance to convey to the Purchaser good title to all of the Shares, free and clear of all Encumbrances.

3.5  Affiliate-Owned Assets.

     To the extent that any asset, property, interest in property or right relating to or used or held for use by the Company or any of its Subsidiaries in the conduct of the Business is owned by a Shareholder or any of his, her or its Affiliates or by any other Affiliate of the Company or its Subsidiaries, such asset, property, interest in property or right is set forth on Schedule 3.5.
                                                               ------------

The assets, properties, interests in property and rights set forth on Schedule
                                                                      --------
3.5 shall be deemed to be an "Affiliate-Owned Asset" for purposes of this
---                           ---------------------
Agreement.


3.6  Further Assurances.

     The Shareholders, at any time after the Closing, upon the request of the Purchaser, shall do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, documents, instruments, assignments, transfers, conveyances, powers of attorney and other assurances as may be required to (i) transfer, convey, grant and confirm to and vest in the Purchaser good title to the Shares and transfer, convey, grant and confirm to and vest in the Company the Affiliate-Owned Assets (other than (a) fee title to the real estate and improvements thereon located at 6805 Perimeter Drive, Dublin, Ohio 43017, (b) the airplanes owned by Brut Air, Inc., and (c) Rail Van LLC's membership interest in Transportes), in each case free and clear of all Encumbrances, and (ii) confirm to the Purchaser that (y) the Shares constitute all of the duly and validly issued and outstanding shares of capital stock of the Company and (z) the Company is the sole owner, of record and beneficially, of all of the duly and validly issued and outstanding shares of capital stock (or other equity ownership interests) of the Subsidiaries (other than Transportes).

                                  ARTICLE IV

                                  THE CLOSING

     On the terms and subject to the conditions contained in this Agreement, the closing (the "Closing") of the transactions contemplated by this Agreement shall
              -------
take place at the offices of Holland & Knight LLP, counsel for the Purchaser, at the address set forth in Section 13.7, on December 22, 2000, or at such other place or on such later date as shall be mutually agreed upon by the parties hereto, provided that all of the conditions set forth in Article X have been
        --------                                         ---------
satisfied or waived (other than those conditions that by their terms are intended to be satisfied at the Closing). The date on which the Closing occurs shall be referred to as the "Closing Date."
                             ------------

                                   ARTICLE V

                   FINAL DETERMINATION OF ADDITIONAL AMOUNT

5.1  Preparation and Delivery of Statements.

     As soon as practicable (but in any event within ninety (90) days) after the Closing Date, the Purchaser shall prepare and deliver to the Shareholders' Representative (i) a consolidated statement of operations of the Company and its Subsidiaries for the period from (and including) January 1, 2000, through (and including) the Closing Date (the "Closing Income Statement"), and (ii) a
                                  ------------------------
certificate from the Purchaser's Chief Financial Officer (the "Purchaser's
                                                               -----------
Certificate") setting forth the Purchaser's calculation of the Additional
-----------
Amount. The Closing Income Statement shall be prepared in accordance with GAAP.

5.2  Final Determination of Closing Income Statement and Additional Amount.

     The Shareholders' Representative shall be entitled to review the Closing Income Statement, the Purchaser's Certificate and any working papers, trial balances and similar materials relating to the Purchaser's preparation of the Closing Income Statement and/or the Purchaser's Accountants' review thereof for a period of thirty (30) days following the Shareholders' Representative's receipt of the Closing Income Statement and the Purchaser's Certificate. The Purchaser shall provide the Shareholders' Representative, together with the Seller Group's Accountants, with timely access, during the Company's normal business hours, to the Company's personnel, properties, books and records in connection with such review by the Shareholders' Representative. The Closing Income Statement and the Additional Amount set forth in the Purchaser's Certificate shall become final and binding upon the parties hereto on the thirty-first (31st) day following delivery thereof unless the Shareholders' Representative prior to such date gives written notice to the Purchaser of his disagreement therewith (a "Notice
                                                                        ------
of Disagreement"). Any Notice of Disagreement shall specify in reasonable
---------------
detail the nature of any disagreement so asserted. If a timely Notice of Disagreement is received by the Purchaser, then the Closing Income Statement and the Additional Amount set forth therein (as revised in accordance with clause
(i) or clause (ii) below) shall become final and binding upon the parties hereto on the earlier of (i) the date on which the Purchaser and the Shareholders' Representative resolve in writing any differences they have with respect to any and all matters specified in the Notice of Disagreement, or (ii) the date on which any and all matters in dispute are finally resolved in writing by the Arbitrating Accountants. The date on which the Closing Income Statement and the Additional Amount become final and binding pursuant to this Section 5.2 is called the "Final Determination Date." During the thirty (30) days immediately
            ------------------------
following the delivery of any Notice of Disagreement, the Purchaser and the Shareholders' Representative shall seek in good faith to resolve in writing any differences that they may have with respect to any matter specified in such Notice of Disagreement. During such thirty (30) day period, the Purchaser and the Shareholders' Representative each shall have reasonable access to the other party's and its accountants' working papers, trial balances and similar materials prepared in connection with the other party's preparation, calculation and/or review of the Closing Income Statement, the Additional Amount and/or the Notice of Disagreement, as the case may be. At the end of such thirty (30) day period, the Purchaser and the Shareholders' Representative shall submit to the Arbitrating Accountants for review and resolution any and all matters that remain in dispute and that were included in any Notice of Disagreement, as well as their respective calculations of the Additional Amount, revised as each such party deems necessary or appropriate at the time of such submission. The Purchaser and the Shareholders' Representative shall use commercially reasonable efforts to cause the Arbitrating Accountants (i) to reach a final, binding resolution of the matters that remain in dispute and that were included in any Notice of Disagreement, and (ii) to provide their own calculation of the Additional Amount (which calculation must be within the range of the calculations submitted by the Purchaser and the Shareholders' Representative). The Arbitrating Accountants' resolution of such dispute and their calculation of the Additional Amount shall be (a) in writing, (b) furnished to the Purchaser and the Shareholders' Representative as soon as practicable after the items in dispute have been referred to the Arbitrating Accountants, (c) made in accordance with this Agreement, and (d) conclusive and binding upon the parties to this Agreement. The Closing Income Statement and the Additional Amount, with any adjustments necessary to reflect the Arbitrating Accountants' resolution of the matters in dispute, shall become final and binding on the parties hereto on the date the Arbitrating Accountants deliver their final resolution to the Purchaser and the Shareholders' Representative. The parties hereto shall endeavor in good faith to cause the Arbitrating Accountants to so deliver their final determination as soon as practicable but in no event later than one hundred and eighty (180) days after the Closing Date. Each party hereto shall pay his, her or its own fees, costs and expenses incurred in connection with the discussion and negotiation of any and all disputes that may arise as to the Closing Income Statement and the determination of the Additional Amount and in connection with any such arbitration; provided, however, that the fees and
                                         --------  -------
disbursements of the Arbitrating Accountants incurred in connection with the foregoing dispute resolution procedure shall be borne fifty percent (50%) by the Purchaser and fifty percent (50%) by the Shareholders in accordance with their respective Percentage Interests (provided, however, that the Shareholders'
                                 --------  -------
liability for such fees and disbursements shall be joint and several).

5.3  Adjustments and Payment.

          (a) If the Additional Amount as finally determined is greater than the sum of the amounts set forth on Schedule 7.21(b) that related or were made
                                    ----------------
with respect to the consolidated net income of the Company and its Subsidiaries for the period from (and including) January 1, 2000, through (and including) the Closing Date (the amount of such excess being referred to herein as the "Underpayment Amount"), then, (i) within ten (10) days following the Final
 -------------------
Determination Date, the Company shall pay to each Shareholder his, her or its pro rata portion (based upon such Shareholder's Percentage Interest), in cash, of the Underpayment Amount, and (ii) the Purchase Price shall be deemed to be increased by an amount equal to the aggregate amount actually paid to the Shareholders pursuant to clause (i) of this sentence.

          (b) If the Additional Amount as finally determined is less than the sum of the amounts set forth on Schedule 7.21(b) that related or were made with
                                ----------------
respect to the consolidated net income of the Company and its Subsidiaries for the period from (and including) January 1, 2000, through (and including) the Closing Date (the amount of such deficit being referred to herein as the "Overpayment Amount"), then, (i) within ten (10) days following the Final
 ------------------
Determination Date, the Shareholders shall pay to the Company in accordance with their respective Percentage Interests (provided, however, that the Shareholders'
                                       --------  -------
liability for such payments shall be joint and several), in cash, an amount equal to the Overpayment Amount, and (ii) the Purchase Price shall be deemed to be decreased by an amount equal to the amount actually paid to the Company pursuant to clause (i) of this sentence.

          (c) If the Additional Amount as finally determined is equal to the sum of the amounts set forth on Schedule 7.21(b) that related or were made with
                                ----------------
respect to the consolidated net income of the Company and its Subsidiaries for the period from (and including) January 1, 2000, through (and including) the Closing Date, then (i) neither the Company nor any of the Shareholders shall be required to make any additional payment pursuant to this Article V, and (ii) no adjustment to the Purchase Price shall be made pursuant to this Article V.

                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                     OF THE DESIGNATED STOCKHOLDER PARTIES

     Each of the Designated Shareholder Parties, severally as to himself, herself or itself only and not jointly with or as to any of the other Designated Shareholder Parties (it being understood and agreed, however, that each Designated Shareholder Party that is a member of a Designated Shareholder Group listed on Annex III is making the following representations and warranties in
          ---------
this Article VI jointly and severally with, and as to, each other member of such Designated Shareholder Group) hereby represents and warrants to the Purchaser as of the date hereof as follows:

6.1  Title to the Shares.

     If such Designated Shareholder Party is a Shareholder, then such Shareholder (i) is the lawful owner, of record, of the number of Shares set forth opposite his, her or its name on Annex I, and (ii) owns such Shares, free
                                       -------
and clear of any and all Encumbrances whatsoever (other than restrictions imposed on the Shares under the applicable provisions of state and federal securities laws and the close corporation statutes of the State of Ohio; provided, however, that none of such restrictions will have any adverse impact
--------  -------
on such Designated Shareholder Party's performance of its obligations hereunder or under the Related Documents to which he, she or it is a party or on the consummation of the transactions contemplated hereby and thereby, including the sale, transfer and assignment of the Shares to the Purchaser), and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto. Such Designated Shareholder Party is not the subject of any bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Proceeding affecting creditors' rights and remedies generally. Except for this Agreement and except as set forth on Schedule 6.1
                                                                 ------------
(none of which Contracts or other understandings or arrangements (other than this Agreement) shall continue to apply to any of the Shares or any other Securities of the Company or any of its Subsidiaries at and after the Closing), there are no Contracts or other understandings or arrangements between such Designated Shareholder Party and any other Person (including any of the other Designated Shareholder Parties, the Company, or any of the Company's Subsidiaries) with respect to the acquisition, disposition, transfer, registration or voting of, or any other matters in any way pertaining or relating to, any of the capital stock or other securities of the Company or any of its Subsidiaries (including the Shares owned by such Designated Shareholder Party). Such Designated Shareholder Party does not have any right whatsoever to receive or acquire any additional shares of capital stock or other securities of the Company or any of its Subsidiaries.

6.2  Organization and Power.

     Each of the trust agreements listed on Annex III contains all requisite
                                            ---------
language and agreements necessary to establish the relevant Trust listed together with such trust agreement on Annex III under the Laws of the
                                      ---------
jurisdiction under which such Trust is created, and there are no other agreements, documents or instruments governing the creation or establishment of such Trust and the conduct of its affairs (including such Trust's execution and delivery of this Agreement and each Related Document to which it is or will be a party, compliance with the terms and provisions hereof and thereof, performance of its obligations hereunder and thereunder, and consummation of the transactions contemplated hereby and thereby). Such Trust constitutes a validly existing trust. The Purchaser has been furnished with true, correct and complete copies of each such trust agreement.

6.3  Authority; Authorization, Execution and Delivery; Enforceability; No
Conflict.

          (a) Each Designated Shareholder Party (other than the Trustees of the Trusts) has the full and absolute legal right, capacity and power to execute, deliver and perform his or her obligations under this Agreement and each Related Document to which he or she is or will be a party, and to consummate the transactions contemplated hereby and thereby. Each of the Trustees of the Trusts has the full and absolute legal right, power and authority to execute, deliver and perform his or her obligations under this Agreement and each Related Document to which he or she is or will be a party, and to consummate the transactions contemplated hereby and thereby. Each such Trustee's execution and delivery of this Agreement and each Related Document to which he or she is or will be a party, and the performance by such Trustee of his or her obligations hereunder and thereunder, are authorized by the Charter Documents of the Trust of which he or she is the Trustee.

          (b) This Agreement and each Related Document to which such Designated Shareholder Party is or will be a party has been, or upon the execution hereof and thereof will be, duly and validly executed and delivered by such Designated Shareholder Party, and this Agreement and each such Related Document is, or upon the execution hereof and thereof will be, duly and validly executed and delivered by such Designated Shareholder Party and constitutes, or upon such Designated Shareholder Party's execution and delivery hereof and thereof, will constitute, a valid and binding obligation of such Designated Shareholder Party, enforceable against him, her or it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (c) Neither the execution and delivery by such Designated Shareholder Party of, nor the performance of his, her or its obligations under, this Agreement or any of the Related Documents to which he, she or it is or will be a party, nor the consummation by such Designated Shareholder Party of the transactions contemplated hereby or thereby, nor the compliance by such Designated Shareholder Party with any of the provisions hereof or thereof, will
(i) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, any provision of the Company's or any of its Subsidiaries' Charter Documents, or, with respect to each Trust, the applicable trust agreement listed on Annex III or any other Charter
                                         ---------
Documents of such Trust (if any), (ii) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, or the loss of any benefit under, any term, condition or provision of any provision of any Contract to which such Designated Shareholder Party, the Company or any of the Company's Subsidiaries is a party or by which such Designated Shareholder Party, the Company, any of the Company's Subsidiaries, or any of his, her, its, or their assets or properties are or may be bound, (iii) violate any Law applicable to such Designated Shareholder Party, the Company, or any of the Company's Subsidiaries,
(iv) result in an Encumbrance on or against any of the Shares held of record or beneficially by such Designated Shareholder Party (to the extent applicable), or
(v) result in an Encumbrance on or against any assets, rights or properties of such Designated Shareholder Party (other than the Shares held of record or beneficially by such Designated Shareholder Party (to the extent applicable)), the Company, or any of the Company's Subsidiaries, or on or against any capital stock or other securities of the Company or any of its Subsidiaries, or give rise to any claim against the Company, any of the Company's Subsidiaries or the Purchaser.

6.4  Consents.

     Except as set forth on Schedule 6.4, no Permit, authorization, consent or
                            ------------
approval of or by, or any notification of or filing with, any Person (governmental or private) is required for, as a result of, or in connection with the execution, delivery and performance by such Designated Shareholder Party of this Agreement or any of the Related Documents to which such Designated Shareholder Party is or will be a party or the consummation of the transactions contemplated hereby or thereby.

6.5  Brokers.

     Such Designated Shareholder Party has not employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees or similar compensation or transaction based payments in connection with the transactions contemplated by this Agreement or any of the Related Documents.

6.6  Certain Relationships.

     Each of the Trust Beneficiaries (i) is the settlor of that Trust listed on Annex III together with such Trust Beneficiary, and (ii) the sole beneficial
---------
owner of the Shares owned by such Trust.

6.7  Investment Representations.

          (a) Such Designated Shareholder Party is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act.

          (b)  Such Designated Shareholder Party acknowledges and agrees that
(i) the Pacer Shares issued to such Designated Shareholder Party (to the extent applicable) may not be sold, subdivided, transferred, assigned, pledged or otherwise disposed of except in the very limited circumstances expressly provided for in the Pacer Shareholders' Agreement, (ii) the Pacer Shares issued to such Designated Shareholder Party (to the extent applicable) are to be held by such Designated Shareholder Party solely for his, her or its own account for investment purposes only and not for resale, subdivision, transfer, assignment, pledge or other disposition. Such Designated Shareholder Party does not have any present plan or intention to sell, subdivide, transfer, assign, pledge or otherwise dispose of any part of the Pacer Shares issued to such Designated Shareholder Party (to the extent applicable) or to enter into any Contract or other undertaking or arrangement with respect thereto.

          (c) Such Designated Shareholder Party has such knowledge and experience in financial and business matters that such Designated Shareholder Party is capable of evaluating the merits and risks of his investment in the Pacer Shares and such Designated Shareholder Party can bear the economic risk of such investment. Such Designated Shareholder Party acknowledges and agrees that the Purchaser has made available to such Designated Shareholder Party and his, her or its attorneys and other representatives all agreements, documents, records and books that such Designated Shareholder Party has requested relating to his, her or its investment in the Pacer Shares. Such Designated Shareholder Party further acknowledges and agrees that he, she or it has had an opportunity to ask questions of, and to receive answers from, individuals acting on behalf of the Purchaser concerning the Purchaser and the terms and conditions of such Designated Shareholder Party's investment in the Pacer Shares hereunder, and answers have been provided to all of such questions to the full satisfaction of such Designated Shareholder Party.

          (d) Such Designated Shareholder Party has relied only upon such advice as may have been received from his, her or its personal tax, accounting, legal and financial advisors. Such Designated Shareholder Party has not received any assurances or representations from any Person associated with the Purchaser or its Affiliates as to the benefits, economic, tax or otherwise, likely to result from his, her or its investment in the Pacer Shares.

          (e) Such Designated Shareholder Party understands that there are substantial restrictions on the transferability of the Pacer Shares, that there will be no public market for the Pacer Shares, and, accordingly, such Designated Shareholder Party will need to bear the economic risk of his, her or its investment for an indefinite period of time and will not be readily able to liquidate his, her or its investment in case of emergency.

          (f) Such Designated Shareholder Party understands that the Pacer Shares are restricted securities under the Securities Act and that they may not be resold, subdivided, transferred, assigned, pledged or otherwise disposed of unless they are first registered under the federal securities laws or unless an exemption from such registration is available. Such Designated Shareholder Party further understands that the Commission's Rule 144 promulgated under the Securities Act, which exempts certain resales of restricted securities, is not presently available to exempt the resale of the Pacer Shares from the registration requirements of the Securities Act.

          (g) Such Designated Shareholder Party understands that the Purchaser has no obligation or intention to register the Pacer Shares.

          (h) Such Designated Shareholder Party is not a Person that is, or would cause the Purchaser to be, disqualified pursuant to Rule 262 promulgated under the Securities Act.

          (i) Such Designated Shareholder Party understands that the Purchaser is relying on the representations and warranties set forth in this Section 6.7 in determining such Designated Shareholder Party's suitability for purposes of the Purchaser making the representation and warranty set forth in Section 8.5.

                                  ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES
                                OF THE COMPANY

     The Company and Rail Van LLC hereby jointly and severally represent and warrant to the Purchaser as of the date hereof as follows:

7.1  Organization, Power, Authority and Good Standing.

     Each of the Company and its Subsidiaries (other than Transportes) is a corporation or limited liability company duly organized, validly existing and in good standing (or the equivalent for such form of entity) under the Laws of the jurisdiction of its incorporation, formation or organization and has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business (all of which collectively comprise the Business) as presently conducted and, to the best knowledge of the Seller Group, as presently proposed to be conducted in the Plan of Operations. Each of the Company and its Subsidiaries (other than Transportes) is duly qualified and in good standing (or the equivalent for such form of entity) to transact business as a foreign Person in those jurisdictions set forth on Schedule 7.1, which jurisdictions constitute all of the jurisdictions
         ------------
in which the character of the property owned, leased or operated by the Company or such Subsidiaries or the nature of the business or activities conducted by the Company or such Subsidiaries makes such qualification necessary. The Purchaser has been furnished with true, correct and complete copies of the Charter Documents of the Company and each of its Subsidiaries, in each case as amended and in effect on and as of the date this representation is being made and is deemed made hereunder. Except as set forth on Schedule 7.1, neither the
                                                     ------------
Company nor any of its Subsidiaries has (i) engaged in any business or activity other than the Business, or (ii) used any trade name or assumed name or other corporate name at any time within the past ten (10) years.

7.2  Authority; Authorization, Execution and Delivery; Enforceability; No
Conflict.

          (a) Each of the Company and its Subsidiaries has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and each Related Document to which it is or will be a party, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by each of the Company and its Subsidiaries of this Agreement and each Related Document to which it is or will be a party, and performance of its obligations hereunder and thereunder, have been duly and validly authorized by all requisite action on the part of the Company or such Subsidiary, as applicable (including its Board of Directors or Board of Managers, as applicable, and all committees thereof, and its shareholders or members, as applicable). This Agreement and each Related Document to which each of the Company and its Subsidiaries is or will be a party has been, or upon the Company's or such Subsidiary's execution hereof and thereof will be, duly and validly executed and delivered by the Company and constitutes, or upon the Company's or such Subsidiary's execution and delivery hereof and thereof will constitute, a valid and binding obligation of the Company or such Subsidiary, as applicable, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (b) Neither the execution and delivery by each of the Company, its Subsidiaries and the Designated Stockholder Parties of, nor the performance of their respective obligations under, this Agreement or any of the Related Documents to which he, she or it is or will be a party, as applicable, nor the consummation by each of the Company, its Subsidiaries and the Designated Shareholder Parties of the transactions contemplated hereby or thereby, as applicable, nor the compliance by each of the Company, its Subsidiaries and the Designated Stockholder Parties with any of the provisions hereof and thereof, as applicable, will (i) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, any provision of the Company's or any of its Subsidiaries' Charter Documents, (ii) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, or the loss of any benefit under, any term, condition or provision of any provision of any Contract to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries or any of their respective assets or properties are or may be bound, (iii) violate any Law applicable to the Company or any of its Subsidiaries, (iv) result in an Encumbrance on or against any of the Shares held of record or beneficially by any Shareholder, or (v) result in an Encumbrance on or against any assets, rights or properties of the Company or any of its Subsidiaries, or on or against any capital stock or other securities of the Company or any of its Subsidiaries, or give rise to any claim against the Company, any of the Company's Subsidiaries or the Purchaser.

7.3  Consents.

     Except as set forth on Schedule 7.3, no Permit, authorization, consent or
                            ------------
approval of or by, or notification of or filing with, any Person (governmental or otherwise) is required for, as a result of, or in connection with the execution, delivery and performance by the Company of this Agreement or any of the Related Documents to which it is or will be a party or the consummation of the transactions contemplated by this Agreement or such Related Documents.

7.4  Capitalization.

          (a) The authorized capital stock of the Company and each of its Subsidiaries is set forth on Schedule 7.4(a), which Schedule also sets forth the
                             ---------------
total number of outstanding shares or membership interests, as applicable, of the Company and each of its Subsidiaries and the record owner or owners thereof. All such outstanding shares or membership interests, as applicable, disclosed on
Schedule 7.4(a) are duly and validly issued and outstanding, fully paid and non-
---------------
assessable, with no personal Liability attached to the ownership thereof, and
(i) to the best knowledge of the Seller Group, are held beneficially by the Trust Beneficiaries without Encumbrance (other than restrictions imposed on the Shares under the applicable provisions of state and federal securities laws and the close corporation statutes of the State of Ohio; provided, however, that
                                                     --------  -------
none of such restrictions will have any adverse impact on such Designated Shareholder Party's performance of its obligations hereunder or under the Related Documents to which he, she or it is a party or on the consummation of the transactions contemplated hereby and thereby, including the sale, transfer and assignment of the Shares to the Purchaser), in the case of the Shares, and
(ii) are held of record and beneficially by the Persons, and in the respective amounts, set forth on Schedule 7.4(a), without Encumbrance, in the case of the
                      ---------------
outstanding shares or membership interests, as applicable, of the Subsidiaries.

          (b)  Except as set forth on Schedule 7.4(b), there are no outstanding
                                      ---------------
securities that are convertible into, exchangeable for, or carrying the right to acquire, any equity securities of the Company or any of its Subsidiaries, or subscriptions, warrants, options, calls, puts, convertible securities, registration or other rights, arrangements or commitments obligating the Company or any of its Subsidiaries to issue, sell, register, purchase or redeem any of its respective securities or any ownership interest or rights therein. Except as set forth on Schedule 7.4(b), there are no Contracts, commitments,
                ---------------
arrangements, understandings or restrictions to which any of (i) the Company or any of its Subsidiaries or (ii) or to the best knowledge of the Seller Group, any Designated Shareholder Party or any other Person is bound relating in any way to any shares of capital stock or other securities of the Company or any of its Subsidiaries, including voting trusts or other similar agreements or understandings with respect to the voting of the Company's or any of its Subsidiaries' capital stock or other securities. There are no stock appreciation rights, phantom stock rights, or similar rights or arrangements outstanding with respect to the Company or any of its Subsidiaries.

          (c) All securities issued by the Company or any of its Subsidiaries have been issued in transactions exempt from registration under the Securities Act and all applicable state securities or "blue sky" Laws, and neither the Company nor any of its Subsidiaries has violated the Securities Act or any applicable state securities or "blue sky" Laws in connection with the issuance of any such securities.

7.5  Subsidiaries; Investments.

     Except as set forth on Schedule 7.5 (which Schedule contains a description
                            ------------
of each such equity interest or debt obligation held, the amount held, the issuer thereof, and the record and beneficial holder or holders thereof), neither the Company nor any of its Subsidiaries owns or holds, directly or indirectly, of record or beneficially, any equity interest in or debt obligation of (excluding accounts receivable arising in the ordinary course of business, consistent with past practice) any other Person.

7.6  Financial Information.

          (a)  Schedule 7.6(a) contains true, correct and complete copies of the
               ---------------
following:

               (i) the audited consolidated balance sheets of the Company and its Subsidiaries as of December 31, 1999 (the "Annual Balance Sheet"; and
                                                    --------------------
     such date being referred to as the "Annual Balance Sheet Date"), and
                                         -------------------------
     December 31, 1998, and the related audited consolidated statements of income, shareholders' equity (or retained earnings) and cash flows of the Company and its Subsidiaries for the fiscal years then ended, including any and all footnotes and schedules thereto, as audited by PricewaterhouseCoopers LLP and Deloitte & Touche LLP, as applicable (all of the foregoing, including the Annual Balance Sheet, being referred to collectively as the "Annual Financial Statements");
                          ---------------------------

               (ii) the unaudited consolidated balance sheets (collectively, the "Interim Balance Sheets") of the Company and its Subsidiaries as of the
          ----------------------
     end of each month (or equivalent fiscal period) ended prior to the date hereof, including the unaudited consolidated balance sheet (the "Latest
                                                                      ------
     Balance Sheet") of the Company and its Subsidiaries as of September 30,
     -------------
     2000, and the unaudited consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for the respective year-to-date periods then ended, including any and all footnotes and schedules thereto (all of the foregoing, including the Interim Balance Sheets, being collectively referred to as the "Interim Financial
                                                    -----------------
     Statements") (and the Latest Balance Sheet, together with the unaudited
     ----------
     consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for the year-to-date period ended September 30, 2000, being collectively referred to as the "Latest Financial
                                                                ----------------
     Statements") (and the Annual Financial Statements and the Interim
     ----------
     Financial Statements being collectively referred to as the "Financial
                                                                 ---------
     Statements").
     ----------

          (b)  The Financial Statements (and, when delivered as contemplated by
Section 10.2(d), the September Financial Statements) (i) are true, correct and complete, (ii) fairly present the consolidated financial position of the Company and each of its Subsidiaries as of the dates indicated and the consolidated results of operations of the Company and each of its Subsidiaries for the periods indicated, (iii) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (subject, in the case of the Interim Financial Statements and the Latest Financial Statements, to (A) the absence of footnotes and schedules that may be required by GAAP, (B) normal year-end adjustments that are not material individually or in the aggregate, and
(C) the fact that the Interim Financial Statements (other than the Latest Financial Statements) reflect the Company's historical method of calculating line-haul discounts), and, in the case of the Annual Financial Statements and the September Financial Statements, the requirements of Regulation S-X promulgated by the Commission ("Regulation S-X"), and (iv) are in accordance
                                --------------
with the books and records of the Company and each of its Subsidiaries, which books and records are true, correct and complete and have been maintained in a manner consistent with historical practice.

          (c)  Schedule 7.6(c) contains a true, correct and complete summary of
               ---------------
all accounts payable (including pending and trade), accrued expenses and accounts receivable of the Company and each of its Subsidiaries as of November 30, 2000, which Schedule sets forth the name of the account debtor (in the case of accounts receivable) or account creditor (in the case of accounts payable, including pending and trade) and the amount owed by such account debtor or owing to such account creditor (identifying the portion of such amount that is current, thirty (30) days past due, sixty (60) days past due, ninety (90) days past due, and more than ninety (90) days past due).

7.7  Absence of Undisclosed Liabilities.

     Except as set forth on Schedule 7.7, neither the Company nor any of its
                            ------------
Subsidiaries has any material Liability except (i) to the extent expressly reflected or reserved against on the Latest Balance Sheet, (ii) Liabilities under Contracts (other than any Liability arising from any breach or violation thereof or default thereunder), and (iii) Liabilities incurred in the ordinary course of business, consistent with past practice, since the Latest Balance Sheet Date (other than any such Liability arising from any breach or violation of, or default under, any Contract, or arising from any breach of warranty, tort, infringement, or violation of any Law or any Proceeding). There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March
1975) of or affecting the Company or any of its Subsidiaries that are not adequately provided for or disclosed on the Latest Balance Sheet (or in the footnotes or schedules thereto) or disclosed on Schedule 7.7. Neither the
                                                ------------
Company nor any of its Subsidiaries has, either expressly or by operation of Law, assumed or undertaken any Liability of any other Person, including any obligation for corrective or remedial action relating to Environmental, Health and Safety Laws.

7.8  Absence of Changes.

     Since the Latest Balance Sheet Date, except as set forth on Schedule 7.8,
                                                                 ------------
the Company and each of its Subsidiaries have been operated in the ordinary course of business, consistent with past practice, and there has not been:

          (a) any event or condition that has resulted in or could reasonably be expected to result in a material and adverse change in the business, operations, assets, financial condition, operating results, liabilities, relations with employees, customers or suppliers of the Company or any of its Subsidiaries, or any casualty loss or damage to the assets or properties of the Company or any of its Subsidiaries, whether or not covered by insurance (a "Material Adverse Change");
 -----------------------

          (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock or other securities of the Company or any of its Subsidiaries, or any direct or indirect redemption, purchase or other acquisition of any capital stock or other securities of the Company or any of its Subsidiaries, or any other payments of any nature directly or indirectly to or for the benefit of any Designated Shareholder Party or any Affiliate of the Company (whether or not on or with respect to any shares of capital stock or other securities of the Company or any of its Subsidiaries owned by such Designated Shareholder Party or Affiliate), other than salaries and regular benefits paid in the ordinary course of business, consistent with past practice;

          (c) any general uniform increase in the compensation of employees (including any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) of the Company or any of its Subsidiaries, or any increase in or prepayment of any such compensation payable to or to become payable to any Designated Shareholder Party, director, officer or key employee;

          (d) any acquisition or disposition of assets or properties owned by the Company or any of its Subsidiaries involving aggregate payments to or from the Company or any of its Subsidiaries of more than $10,000 in each case, or $50,000 in the aggregate for all such transactions, other than the sale or other disposition of inventories for fair value in the ordinary course of business, consistent with past practice;

          (e) any agreement or commitment on the part of the Company or any of its Subsidiaries to merge, amalgamate or consolidate with or into, or otherwise acquire, any other Person or division thereof;

          (f) any change in depreciation or amortization policies or rates previously adopted, any change in income or expense recognition or bad debt reserve, write-down or write-off policies previously adopted, any write-up or write-down of inventory or other assets or any other change in other accounting or in Tax reporting or methods or practices followed by the Company or any of its Subsidiaries;

          (g) any material change in the manner in which services of the Company or any of its Subsidiaries are marketed (including any change in prices), any material change in the manner in which the Company or any of its Subsidiaries extends discounts or credit to customers, or any material change in the manner or terms by which the Company or any of its Subsidiaries collects accounts receivable or pays its accounts payable;

          (h) any acceleration, cancellation, termination or modification of any Contract (or series of related Contracts) involving aggregate payments to or from the Company or any of its Subsidiaries of more than $10,000 in the case of any single Contract (or series of related Contracts), or $50,000 in the aggregate for all such Contracts, or any written, or to the best knowledge of the Seller Group, oral notice delivered to the Company or any of its Subsidiaries that any other party to any Contract intends to take any such action;

          (i) any failure by the Company or any of its Subsidiaries to make scheduled capital expenditures or investments, or any failure to pay trade accounts payable or any other Liability of the Company or any of its Subsidiaries when due; or

          (j) any Contract or other understanding or arrangement (other than this Agreement and the Related Documents), whether in writing or otherwise, to take any of the actions specified in the foregoing clauses (a) through (i).

7.9  Tax Matters.

          (a)  Except as set forth on Schedule 7.9(a), the Company and each of
                                      ---------------
its Subsidiaries:

               (i) has timely paid or caused to be paid all Taxes required to be paid by it through the date hereof and as of the Closing Date (including any Taxes shown due on any Tax Return);

               (ii) has filed or caused to be filed in a timely and proper manner (within any applicable extension periods) all Tax Returns required to be filed by it with the appropriate Governmental Entities in all jurisdictions in which such Tax Returns are required to be filed; and

               (iii) has not requested or caused to be requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

          (b) No Person (other than the Company and each of its Subsidiaries) is or has ever been included in any consolidated or combined Tax Return, or is or has ever been part of an affiliated group, within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), of which the
                                                       ----
Company or any of its Subsidiaries is or has been a member.

          (c) The Company has previously delivered or made available to the Purchaser true, correct and complete copies of all Tax Returns filed by or on behalf of the Company and each of its Subsidiaries for all completed Tax years of the Company or such Subsidiary that remain open for audit or review by the relevant Taxing authority. All such Tax Returns were true, correct and complete.

          (d)  Except as set forth on Schedule 7.9(d):
                                      ---------------

               (i) neither the Company nor any of its Subsidiaries has been notified by the Internal Revenue Service or any other Taxing authority that any issues have been raised (and no such issues are currently pending) by the Internal Revenue Service or any other Taxing authority in connection with any Tax Return of the Company or any of its Subsidiaries, there are no pending Tax audits with respect to the Company or any of its Subsidiaries, and no waivers of statutes of limitations related to Taxes have been given or requested with respect to the Company or any of its Subsidiaries;

               (ii) full and adequate provision has been made (A) on the Latest Balance Sheet for all Taxes payable by the Company and each of its Subsidiaries for all periods ending on or prior to the Latest Balance Sheet Date, and (B) on the books and records of the Company and each of its Subsidiaries for all Taxes payable by the Company and such Subsidiaries for all periods beginning on or after the Latest Balance Sheet Date;

               (iii) neither the Company nor any of its Subsidiaries has incurred any Tax Liability from and after the Latest Balance Sheet Date other than Taxes incurred in the ordinary course of business, consistent with past practice;

               (iv) neither the Company nor any of its Subsidiaries (A) is, or has made an election to be treated as, a "consenting corporation" under
     Section 341(f) of the Code, or (B) is, or has been, a "personal holding company" within the meaning of Section 542 of the Code;

               (v) each of the Company and its Subsidiaries has complied in all respects with all applicable Laws relating to the collection or withholding of Taxes (including sales Taxes and the withholding of Taxes from the wages of employees);

               (vi) neither the Company nor any of its Subsidiaries is, or has ever been, a party to any Tax sharing, indemnity of similar agreement with any Person;

               (vii) neither the Company nor any of its Subsidiaries has incurred any Liability to make or possibly make any payments, either alone or in conjunction with any other payments, that:

                      (A) are not deductible under, or would otherwise constitute an "excess parachute payment" within the meaning of,
          Section 280G of the Code (or any corresponding provision of domestic or foreign income Tax Law); or

                      (B) are or may be subject to the imposition of an excise Tax under Section 4999 of the Code;

               (viii) neither the Company nor any of its Subsidiaries has agreed to, or is required to, make any adjustments or changes either on, before or after the Closing Date, to its accounting methods pursuant to Section 481 of the Code, and the Internal Revenue Service has not proposed any such adjustments or changes in the accounting methods of the Company or any such Subsidiary;

               (ix) no claim has ever been made by any Taxing authority in a jurisdiction in which the Company or any of it Subsidiaries does not file Tax Returns that the Company or any such Subsidiary is, or may be subject to, taxation by that jurisdiction;

               (x) neither the Company, nor any of its Subsidiaries nor any Designated Shareholder is a foreign Person within the meaning of Section 1.1445-2(b) of the rules and regulations promulgated under Section 1445 of the Code; and

               (xi) on June 27, 1992, the Company made an election under the provisions of Section 1362(a) of the Code to be treated as an S Corporation, and since June 27,

     1992, the Company has been and continues to be treated as an S Corporation for federal income tax purposes for each of such taxable periods, and the Company, for such taxable periods, has made a corresponding election, if available, under the Tax laws of each of the states in which it does business (all such states being listed on Schedule 7.9(d)), which
                                               ---------------
     elections have been and continue to be in effect for all such taxable periods, and such elections have been accepted and not challenged by the Internal Revenue Service or any other Taxing authority.

7.10 Title to Assets, Properties and Rights and Related Matters.

          (a) Each of the Company and its Subsidiaries, as applicable, owns (or has a valid leasehold interest in) to all of the assets, properties and interests in properties, real, personal or mixed, reflected on the Latest Balance Sheet or acquired after the Latest Balance Sheet Date (except for assets or properties sold or otherwise disposed of since the Latest Balance Sheet Date in the ordinary course of business, consistent with past practice, and accounts receivable and notes receivable paid in full subsequent to the Latest Balance Sheet Date in the ordinary course of business, consistent with past practice), free and clear of all Encumbrances, of any kind or character, except for those Encumbrances set forth on Schedule 7.10(a) and Permitted Encumbrances. Such
                          ----------------
assets are in good operating condition and repair (normal wear and tear excepted), are sufficient to operate the Business as presently conducted and, to the best knowledge of the Seller Group, as presently proposed to be conducted in the Plan of Operations, are suitable for the uses for which they are used in the Business, and are not subject to any condition that materially interferes with the economic value or use thereof. With respect to any leased assets, such assets are in such condition as to permit the surrender thereof to the lessors thereunder on the date hereof without any cost or expense for repair or restoration as if the related leases were terminated or expired on the date hereof in the ordinary course of business, consistent with past practice.

          (b)  Schedule 7.10(b) contains a true, correct and complete list of
               ----------------
all capitalized assets owned by the Company and each of its Subsidiaries as of the Closing Date. Except for any inventory, supplies, equipment, tractors, trailers and automobiles in transit in the ordinary course of business, consistent with past practice, all tangible personal property listed on Schedule
                                                                        --------
7.10(b) is located on the Company's or its Subsidiaries' premises listed on
-------
Schedule 7.11(a).
----------------

          (c)  Schedule 3.5 contains a true, correct and complete list of all
               ------------
Affiliate-Owned Assets.

7.11 Real Property - Owned or Leased.

          (a)  Schedule 7.11(a) contains a list of all of the real property
               ----------------
owned, leased, subleased or otherwise occupied by the Company or any of its Subsidiaries. The description of each parcel of real property subject to one or more leases (the "Leased Property") includes the names of the lessor and the
                  ---------------
lessee. If applicable, the lease rate charged to the Company or any of its Subsidiaries, as applicable, for each parcel of Leased Property that is leased by the Company or any of its Subsidiaries, as applicable, from a Designated Shareholder Party or from an Affiliate of any Designated Shareholder Party, the Company or any of its Subsidiaries is not greater than the fair market value rental that would be obtained by the Company or any such Subsidiary in an arms' length transaction with a Person that is not an Affiliate of Designated

Shareholder Party, the Company or any such Subsidiary. The real property listed on Schedule 7.11(a) constitutes all real property used or occupied by the
   ----------------
Company or any of its Subsidiaries in connection with the Business.

          (b)  With respect to the real property listed on Schedule 7.11(a),
                                                           ----------------
except as set forth on Schedule 7.11(b):
                       ----------------

               (i) no portion of the real property is subject to any pending condemnation or other Proceeding, and, to the best knowledge of the Seller Group, there is no threatened condemnation or other Proceeding with respect thereto;

               (ii) the physical condition of the real property is sufficient to permit the continued conduct of the Business as presently conducted and, to the best knowledge of the Seller Group, as presently proposed to be conducted in the Plan of Operations, subject to the provision of usual and customary maintenance and repairs performed in the ordinary course of business, consistent with past practice, with respect to similar properties of like age and construction;

               (iii) the Company and its Subsidiaries, as applicable, indicated on Schedule 7.11(a) are the owners and holders of all the leasehold estates
        ----------------
     purported to be granted by the leases associated with the Leased Property, as applicable;

               (iv) there are no Contracts to which the Company, any of its Subsidiaries, or any of their respective Affiliates is a party, granting to any party or parties the right of use or occupancy of any portion of the real property;

               (v) there are no parties (other than the Company and its Subsidiaries) in possession of any portion of the real property; and

               (vi) no notice of any increase in the assessed valuation of any portion of the real property and no notice of any contemplated special assessment with respect to any portion of the real property has been received by the Company or any of its Subsidiaries, and, to the best knowledge of the Seller Group, there is no threatened increase in assessed valuation or threatened special assessment pertaining to any portion of the real property.

          (c)  Except as set forth on Schedule 7.11(c), neither the Company nor
                                      ----------------
any of its Subsidiaries currently is or has ever been the owner of any fee interest in any real property.

7.12 Intellectual Property.

          (a)  Except as set forth on Schedule 7.12(a):
                                      ----------------

               (i) the Company and each of its Subsidiaries, as applicable, own, have the right to use, sell, license and dispose of, and have the right to bring actions for the infringement of, all Intellectual Property Rights used in, necessary for, or required for the conduct of the Business as presently conducted and, to the best knowledge of the Seller Group, as presently proposed to be conducted in the Plan of Operations (collectively, the "Owned Requisite Rights"), other than those Intellectual Property
          ----------------------
     Rights for which the Company or any such Subsidiary has a valid license, all of which, to the extent not otherwise relating to pre-packaged software generally available to the public, are listed on Schedule 7.12(a) (collectively, the "Licensed
                           ----------------                     --------
     Requisite Rights"; and together with the Owned Requisite Rights, the
     ----------------
     "Requisite Rights"), and such rights to use, sell, license, dispose of and
      ----------------
     bring actions are exclusive with respect to the Owned Requisite Rights;

               (ii) neither the Company nor any of its Subsidiaries has granted any Person the right to use any of the Owned Requisite Rights;

               (iii) there exists no default, or any event which upon the giving of notice or the passage of time, or both, would give rise to a claim of a default by the Company or any of its Subsidiaries under the licenses granting the Company and/or any of its Subsidiaries the Licensed Requisite Rights;

               (iv) the Company and each of its Subsidiaries have taken all commercially reasonable and practicable steps designed to safeguard and maintain (A) the secrecy and confidentiality of the Company's and its Subsidiaries' Confidential Information, and (B) the proprietary rights of the Company and each of its Subsidiaries in all of the Requisite Rights; provided, however, that neither the Company nor any of its Subsidiaries has
     --------  -------
     entered into employment or confidentiality agreements with its employees that assign proprietary rights in inventions to the Company or its Subsidiaries;

               (v) neither the Company nor any of its Subsidiaries has infringed upon, misappropriated or otherwise violated any Intellectual Property Rights of any Person or committed any acts of unfair competition or received from any Person in the past five (5) years any notice, charge, complaint, claim or assertion thereof, and to the best knowledge of the Seller Group, no such charge, complaint, claim or assertion is impliedly threatened by an offer to license from another Person; and

               (vi) neither the Company nor any of its Subsidiaries has sent to any Person in the past five years, or otherwise communicated to any Person, any notice, charge, complaint, claim or other assertion of any present, impending or threatened interference with, infringement upon, misappropriation of, or other conflict with any Intellectual Property Rights of the Company or any of its Subsidiaries by such other Person or any acts of unfair competition by such other Person, nor, to the best knowledge of the Seller Group, is any such interference, infringement, misappropriation, conflict or act of unfair competition occurring or threatened.

          (b)  Schedule 7.12(b) contains a true, correct and complete list of
               ----------------
all applications, filings and other formal actions made or taken pursuant to any Laws by the Company and/or any of its Subsidiaries to perfect or protect their respective interests in their respective Intellectual Property Rights.

7.13 Agreements, No Defaults, Etc.

          (a)  Schedule 7.13(a) contains a true, correct and complete list of
               ----------------
all Contracts to which the Company or any of its Subsidiaries is a party and (x) that were entered into or made outside the ordinary course of business, consistent with past practice, or (y) that were entered into or made in the ordinary course of business, consistent with past practice, and are described in clauses (i) through (xiii) of the next sentence of this Section 7.13. Except as set forth on Schedule 7.13(a), neither the Company nor any of its
                ----------------
Subsidiaries is a party to any of the following Contracts:

               (i) distributorship, dealer, sales, advertising, agency, manufacturer's representative, or any other Contract relating to the payment of a commission;

               (ii) any Contract relating to the employment of any officer, employee or consultant or any other type of Contract or other understanding or arrangement with any officer, employee or consultant, including any Contract or other understanding or arrangement relating to severance payments;

               (iii) any indenture, mortgage, promissory note, loan agreement, pledge agreement, guaranty or conditional sale or other Contract relating to the borrowing of money, a line of credit or a Capital Lease in excess of $10,000;

               (iv) any Contract for charitable contributions in excess of $5,000 individually or $10,000 in the aggregate;

               (v) any Contract for capital expenditures in excess of $10,000 individually or $50,000 in the aggregate;

               (vi) any Contract for the sale of any assets, properties or rights involving aggregate payments to the Company or any of its Subsidiaries of more than $10,000 other than the sale of services or products in the ordinary course of business, consistent with past practice;

               (vii) any Contract pursuant to which the Company or any of its Subsidiaries is a lessee of or holds or operates any machinery, equipment, motor vehicles, office furniture, fixtures, products, merchandise or other personal property owned by any other Person in excess of $10,000 individually or $50,000 in the aggregate;

               (viii) any Contract relating to the lending or investing of funds;

               (ix) any Contract relating to any form of intangible property, including any Intellectual Property Rights;

               (x) any Contract that restricts the Company or any of its Subsidiaries from engaging in any aspect of the Business or any other business anywhere in the world;

               (xi) any Contract or group of related Contracts with the same Person or group of Affiliated Persons (excluding purchase orders entered into in the ordinary course of business, consistent with past practice, that are to be completed within three months of entering into such purchase orders) for the purchase or sale of products or services under which the undelivered or unperformed balance or portion thereof (including the aggregate undelivered or unperformed balance or portion under any such Contracts between the same Person and the Company or any of its Subsidiaries) has a selling price in excess of $50,000;

               (xii) any Contract for the acquisition or disposition of a Person or a division of a Person made within the preceding five years (whether or not such acquisition or disposition was consummated); or

               (xiii) any other Contract material to the Business.

          (b)  The Contracts disclosed on Schedule 7.4(b), the leases (and any
                                         ---------------
other Contracts) disclosed on Schedule 7.11(a), the licenses (and any other
                              ----------------
Contracts) disclosed on Schedule 7.12(a), the insurance policies (and any other
                        ----------------
Contracts) disclosed on Schedule 7.16(a), the Company Employee Plans (and any
                        ----------------
other Contracts) disclosed on Schedule 7.18(a), and the Contracts disclosed on
                              ----------------
Schedule 7.21(a) are incorporated by reference onto Schedule 7.13(a). The
----------------                                    ----------------
Contracts disclosed on Schedule 7.13(a), together with the Contracts
                       ----------------
incorporated by reference onto Schedule 7.13(a), are collectively referred to as
                               ----------------
the "Material Contracts."
     ------------------

          (c)  Except as set forth on Schedule 7.13(c), all Material Contracts
                                      ----------------
(i) are in full force and effect, (ii) constitute legal, valid and binding obligations of the Company and/or its Subsidiaries that are parties thereto and, to the best knowledge of the Seller Group, the other parties thereto, and (iii) are enforceable in accordance with their terms against the Company and/or its Subsidiaries that are parties thereto and, to the best knowledge of the Seller Group, the other parties thereto, in each case subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Each of the Company and its Subsidiaries has performed all of its obligations required to be performed by it to date pursuant to the terms of the Material Contracts, and there exists no default, or any event which upon the giving of notice or the passage of time, or both, would give rise to a claim of a default in the performance by the Company or any of its Subsidiaries or, to the best knowledge of the Seller Group, any other party to any of the Material Contracts of their respective obligations thereunder. The Purchaser has been furnished with true, correct and complete copies in all material respects of all written Material Contracts and Schedule 7.13(a) (including Contracts incorporated by reference
              ----------------
thereon) contains true, correct and complete descriptions of all oral Contracts listed on Schedule 7.13(a) (including Contracts incorporated by reference
          ----------------
thereon).

          (d)  Schedule 7.13(d) contains a true, correct and complete list of
               ----------------
all Funded Indebtedness of the Company and each of its Subsidiaries, in each case showing the aggregate principal amount thereof (and the aggregate amount of any undrawn commitments with respect thereto), the name of the lender, and the name of the respective borrower and any other Person that directly or indirectly guaranteed such Funded Indebtedness.

7.14 Litigation, Etc.

          (a)  Except as disclosed on Schedule 7.14(a), there are no (i)
                                      ----------------
Proceedings pending or, to the best knowledge of the Seller Group, threatened against the Company or any of its Subsidiaries, whether at law or in equity, civil or criminal in nature, or before or by any Governmental Entity or arbitrator, nor, to the best knowledge of the Seller Group, does there exist any basis therefor, or (ii) Orders of any Governmental Entity or arbitrator with respect to, involving or against the Company or any of its Subsidiaries. The Company and each of its

Subsidiaries have delivered to the Purchaser all material documents and correspondence relating to the matters disclosed on Schedule 7.14(a).
                                                    ----------------

          (b)  Schedule 7.14(b) lists each matter described in Section 7.14(a)
               ----------------
that (i) resulted in any criminal sanctions against the Company or any of its Subsidiaries, or (ii) was in existence within the last five (5) years and resulted in payments in excess of $10,000 within the last three (3) years by the Company or any of its Subsidiaries (whether as a result of a judgment, civil fine, settlement or otherwise).

7.15  Compliance with Laws.

      The Company and each of its Subsidiaries (a) have complied with, and are in compliance with, all Laws, Orders and Permits applicable to them and the Business, and (b) have all Permits used in or necessary for the conduct of the Business. All of the Permits referred to in the preceding sentence are listed on Schedule 7.15 and are in full force and effect. No violations with respect
   -------------
to any of the Permits listed on Schedule 7.15 have occurred or are or have been
                                -------------
recorded, and no Proceeding is pending or, to the best knowledge of the Seller Group, threatened to revoke or limit any such Permits. No investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the best knowledge of the Seller Group, threatened, nor has any Governmental Entity notified the Company or any of its Subsidiaries of its intention to conduct the same. To the best knowledge of the Seller Group, there is no proposed change in any applicable Law that would require the Company or any of its Subsidiaries to obtain any Permit not listed on Schedule 7.15 in order to conduct the Business as presently conducted and, to
   -------------
the best knowledge of the Seller Group, as presently proposed to be conducted in the Plan of Operations. No member of the Seller Group is aware of any proposed Law that would prohibit or restrict the Company or any of its Subsidiaries from, or otherwise materially and adversely affect the Company or any of its Subsidiaries in, conducting the Business in any jurisdiction in which the Company or any such Subsidiary is presently conducting business or is presently proposing to conduct business.

7.16  Insurance.

          (a)  Schedule 7.16(a) contains a true, correct and complete list of
               ----------------
all policies of liability (including "bobtail"), theft, fidelity, life, fire, product liability, cargo, workers' compensation, health and other forms of insurance held by or on behalf of the Company or any of its Subsidiaries (specifying the insurer, type of insurance, policy number and any pending claims thereunder). The Company and each of its Subsidiaries have maintained at all times during the course of the operation of the Business insurance in forms and in amounts that, at the time in question, are or were customary and reasonable for a Person operating a business substantially similar to the Business. The Company and each of its Subsidiaries is insured against all risks usually insured against by Persons conducting similar businesses and operating similar properties in the localities where the Business is conducted and the properties of the Company and its Subsidiaries are located, under policies of such types and in such amounts as are customarily carried by such Persons.

          (b)  Except as set forth on Schedule 7.16(b), with respect to each
                                      ----------------
policy of insurance listed on Schedule 7.16(a):  (i) all premiums with respect
                              ----------------
thereto are currently paid and are not subject to adjustment, (ii) neither the Company nor any of its Subsidiaries is in default in any respect with respect to its respective obligations under such policy, (iii) to the best knowledge of the Seller Group, no basis exists that would give any insurer under any such policy the right to cancel or unilaterally reduce or limit the stated coverages contained in such policy, (iv) there are no outstanding claims currently pending under such policy that could be expected to cause a material increase in the insurance rates of the Company or any of its Subsidiaries, and no facts or circumstances exist that reasonably could be expected to relieve the insurer under such policy of its obligations to satisfy in full any claim thereunder, and (v) neither the Company nor any of its Subsidiaries has received any notice that any such policy has been or shall be canceled or terminated or will not be renewed on substantially the same terms as are now in effect or that the premium on such policy shall be increased on the renewal thereof.

7.17  Labor Relations; Employees.

          (a)  Schedule 7.17(a) sets forth a list of all directors, officers and
                       --------
key employees of the Company and each of its Subsidiaries as of the date hereof, together with their respective titles (if any) and positions held, their current compensation (including salary, wages, bonuses and commissions), and the respective dates on which they commenced employment. To the extent any such officer or key employee is on a leave of absence, Schedule 7.17(a) indicates the
                                                  ----------------
nature of such leave of absence and such officer's or key employee's anticipated date of return to active employment. No officer or key employee listed on
Schedule 7.17(a) has given the Company or any of its Subsidiaries notice, and,
----------------
to the best knowledge of the Seller Group, no officer or key employee listed on
Schedule 7.17(a) has any plans or intends to terminate his or her employment
----------------
with the Company or such Subsidiary. No former director, officer or key employee has left the service of the Company or any of its Subsidiaries within the last six (6) months.

          (b)  Schedule 7.17(b) sets forth the aggregate number of employees and
               ----------------
independent contractors (i.e., on Form 1099) that work for the Company or any of
                         ----
its Subsidiaries, specifying in the case of the Company and each such Subsidiary the number that are covered by an employment agreement or a collective bargaining agreement, identified by location.

          (c)  Except as set forth on Schedule 7.17(c), (i) each of the Company
                                      ----------------
and its Subsidiaries generally enjoys satisfactory relations with all of its officers and key employees and substantially all of its other employees, and there is no labor strike, dispute or grievance, or work slowdown or stoppage actually pending or, to the best knowledge of the Seller Group, threatened against or involving the Company or any of its Subsidiaries, and (ii) neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, union Contract or similar agreement, no such Contract or agreement is currently being negotiated by the Company or any of its Subsidiaries, no representation issue exists with respect to the employees of the Company or any of its Subsidiaries and, to the best knowledge of the Seller Group, no labor union has taken any action with respect to any such employees.

          (d) The Company, each of its Subsidiaries, and each of their respective ERISA Affiliates have complied in all respects with all Laws relating to the hiring and retention of all employees, leased employees and independent contractors relating to wages, hours, Company Employee Plans, workers' compensation, unemployment, equal opportunity, collective bargaining, and the payment of social security and other Taxes.

          (e)  Schedule 7.17(e) sets forth a true, correct and complete list of
               ----------------
any and all unfair labor practice charges or other Proceedings before the National Labor Relations Board, Equal Opportunity Employment Commission charges, employment discrimination lawsuits, wrongful discharge lawsuits, Occupational Safety and Health Administration citations and litigation, wage and hour charges and litigation, and employment related litigation that are presently pending, or to the best knowledge of the Seller Group, threatened at law or in equity, involving the Company or any of its Subsidiaries. Schedule 7.17(e) also sets
                                                  ----------------
forth a true, correct and complete list of those charges, lawsuits, citations, litigation and Proceedings falling within the above categories that have been settled or otherwise disposed of within the previous two years.

          (f)  Except as set forth in Schedule 7.17(f), neither the Company nor
                                      ----------------
any of its Subsidiaries is a joint employer or alter ego, as construed under the National Labor Relations Act, as amended, with or of any of its suppliers, distributors, customers or other Persons with which it has any Contract or other understanding or arrangement, including any owner/operator with whom the Company or any of its Subsidiaries has a Contract or other understanding or arrangement, or any other Person with which the Company or any of its Subsidiaries has a leasing arrangement (collectively referred to for the purposes of this Section 7.17(f) as "Third Parties"), and no Third Parties are alter egos of the Company
            -------------
or any of its Subsidiaries.  Except as set forth on Schedule 7.17(f), neither
                                                    ----------------
the Company nor any of its Subsidiaries (i) exercises management power or authority over the operations or personnel of any Third Party, (ii) supervises the employees of any Third Party, or (iii) is responsible for, or has the authority to establish, implement or effectively recommend the labor relations or employment policies or actions, including wages, hours, working conditions or any terms of employment, for any employee of any Third Party. Except as set forth on Schedule 7.17(f), there is no interchange of personnel, no common
         ----------------
boards of directors and no common officers, managers or employees between the Company or any of its Subsidiaries and any Third Party. Neither the Company or any of its Subsidiaries provides any administrative services for any Third Party that are not required by Law or that are not provided in a bona fide, arms-length transaction at fair market value. Any administrative services provided by the Company or any of its Subsidiaries for any Third Party have been detailed on Schedule 7.17(f).
   ----------------

          (g)  Except as set forth on Schedule 7.17(g), the Company's and each
                                      ----------------
of its Subsidiaries' Contracts and other understandings with owner/operators and independent contractors establish a bona fide arrangement where such individuals are independent contractors to, and are not employees of, the Company or any of its Subsidiaries, and there are not any disputes, claims, charges or allegations pending or, to the best knowledge of the Seller Group, threatened at law or in equity before any Governmental Entity that challenges the independent contractor nature of such Contract or other understanding or arrangement.

7.18      ERISA Compliance.

          (a)  Schedule 7.18(a) contains a true, correct and complete list of
               ----------------
all Employee Benefit Plans of the Company and each of its Subsidiaries (collectively, the "Company Employee Plans"), (i) that cover any current or
                    ----------------------
former employees, contract employees, independent contractors or consultants of or to the Company or any of its Subsidiaries or any spouses, family members or beneficiaries thereof (A) that are maintained, sponsored or contributed to by the Company or any of its Subsidiaries or (B) with respect to which the

Company or any of its Subsidiaries is obligated to contribute or has any Liability, or (ii) with respect to which the Company or any of its Subsidiaries has any Liability on account of the maintenance or sponsorship thereof or contribution thereto by any present or former ERISA Affiliate of the Company or any of its Subsidiaries.

          (b) Except as set forth on Schedule 7.18(b), with respect to each
                                     ----------------
Company Employee Plan:

              (i) such Company Employee Plan has been established, maintained, operated and administered in accordance with its terms and in compliance with ERISA, the Code, and all other applicable Laws (including with respect to reporting and disclosure), and neither the Company nor any of its Subsidiaries has received any notice from any Governmental Entity that the operation of such Company Employee Plan violated any such Laws;

              (ii) all required, declared or discretionary (consistent with past practice) payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the date hereof have been made or properly accrued on the Latest Balance Sheet, or with respect to accruals properly made after the Latest Balance Sheet Date, on the books and records of the Company or its Subsidiaries and all amounts withheld from employees have been timely deposited into the appropriate trust or account;

              (iii) there is no unfunded Liability relating to such Company Employee Plan that is not reflected on the Latest Balance Sheet, or with respect to accruals properly made after the Latest Balance Sheet Date, on the books and records of the Company or its Subsidiaries;

              (iv) neither the Company, any of its Subsidiaries, any of their respective ERISA Affiliates, nor any other "disqualified person" or "party in interest" (as such terms are defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively) with respect to such Company Employee Plan, has breached the fiduciary rules of ERISA or engaged in a prohibited transaction that could subject any of the foregoing Persons to any Tax or penalty imposed under Section 4975 of the Code or Section 502(i), Section 502(j) or Section 502(l) of ERISA;

              (v) no Proceeding (other than routine claims for benefits) is pending or, to the best knowledge of the Seller Group, threatened against or relating to such Company Employee Plan or any fiduciary thereof, and there is, to the best knowledge of the Seller Group, no basis for any such Proceeding against any such Company Employee Plan;

              (vi) each Company Employee Plan, if intended to be "qualified" within the meaning of Section 401(a) of the Code, has been determined by the Internal Revenue Service to be so qualified and the related trusts are exempt from Tax under Section 501(a) of the Code, and nothing has occurred that has or reasonably could be expected to adversely affect such qualification or exemption;

               (vii) except as may be required under Laws of general application, no Company Employee Plan obligates the Company or any of its Subsidiaries to provide any employee or former employee, or their spouses, family members or beneficiaries, any post-employment or post-retirement health or life insurance, accident or other "welfare-type" benefits;

               (viii) each such Company Employee Plan that is subject to the requirements of the Consolidated Omnibus Budget Reconciliation of 1985, as amended ("COBRA"), and the Health Insurance Portability and Accountability
               -----
     Act, as amended ("HIPAA"), has been maintained in compliance with COBRA and
                       -----
     HIPAA, including all notice requirements, and no Tax payable on account of
     Section 4980B or any other Section of the Code has been or is expected to be incurred;

               (ix) neither the Company, any of its Subsidiaries, nor any of their respective ERISA Affiliates is or has ever maintained or been obligated to contribute to a Multiemployer Plan (as defined in Section 3(37) of ERISA), a Multiple Employer Plan (as defined in Section 413 of the
     Code), or a Defined Benefit Pension Plan (as defined in Section 3(35) of ERISA);

               (x) no benefit payable or that may become payable by the Company, any of its Subsidiaries or any or their respective ERISA Affiliates pursuant to such Company Employee Plan will constitute an "excess parachute payment" within the meaning of Section 280G of the Code, which is or may be subject to the imposition of a Tax under Section 4999 of the Code or that would not be deductible by reason of Section 280G of the Code;

               (xi) each such Company Employee Plan that is intended to meet the requirements of Section 125 of the Code meets such requirements and each program of benefits for which employee contributions are provided pursuant to elections made under such Company Employee Plan meets the requirements of the Code applicable thereto;

               (xii) there has not been any act or omission by the Company, any of its Subsidiaries, or any of their respective ERISA Affiliates that has given rise to or could give rise to any fines, penalties or related charges under ERISA or the Code for which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates could be liable;

               (xiii) all reporting and disclosure obligations imposed under ERISA and the Code have been satisfied with respect to each Company Employee Plan;

               (xiv) neither the Company nor any of its Subsidiaries has made or agreed to make, nor are they required to make (in order to bring any Company Employee Plan into compliance with ERISA or the Code) any changes in benefits that would materially increase the costs of maintaining any Company Employee Plan;

               (xv) the Company and each of its Subsidiaries, as applicable, have timely deposited and transmitted all amounts withheld from employees for contributions or premium payments for each Company Employee Plan into the appropriate trusts or accounts;

               (xvi) each Company Employee Plan that allows loans to plan participants has been operated in accordance with its terms, the plan's written loan policy and all applicable Laws; all outstanding loans from such Company Employee Plans are current as of the Closing Date; and there are no loans in default;

               (xvii) each Company Employee Plan has been established and operated for the exclusive benefit of the participants and beneficiaries of such Company Employee Plan; and

               (xviii) each Company Employee Plan that constitutes an employee stock ownership plan (within the meaning of Section 4975(e)(7) of the Code) has satisfied the requirements of Section 401(a)(28) of the Code.

          (c) The Purchaser has been provided with true, correct and complete copies, to the extent applicable, of all documents pursuant to which each Company Employee Plan is maintained and administered, the two most recent annual reports (Form 5500 and attachments) and financial statements therefor, all governmental rulings, determinations and opinions (and pending requests therefor), and, if any Company Employee Plan provides post-employment or post-retirement health and life insurance, accident or other "welfare-type" benefits, the most recent valuation of the present and future obligations under such Company Employee Plan. The foregoing documents accurately reflect all of the terms of such Company Employee Plan (including any agreement or provision that would limit the ability of the Company or any of its Subsidiaries to make any prospective amendments or to terminate such Company Employee Plan).

7.19 Environmental Matters.

          (a)  Except as set forth on Schedule 7.19(a), neither the Company, any
                                      ----------------
of its Subsidiaries, or any of their respective Affiliates has received any written or, to the best knowledge of the Seller Group, oral notice, report or other information (i) regarding any actual or alleged violation of any Environmental, Health and Safety Laws, or any Liabilities, including any investigatory, remedial or corrective obligations, relating to (A) the Company, any of its Subsidiaries, any of their respective Affiliates, or any of their respective predecessors, (B) the Business, or (C) any of the Company's or any of its Subsidiaries' currently or formerly owned or leased properties or operations, or (ii) that the Company or any of its Subsidiaries is potentially responsible under any Environmental, Health and Safety Laws for response costs, corrective action or natural resource damages, as those terms are defined under the Environmental, Health and Safety Laws, at any location.

          (b)  Schedule 7.19(b) sets forth a true, correct and complete list of
               ----------------
all properties and facilities previously owned, leased or operated by the Company, any of its Subsidiaries, or any of their respective predecessors at any time (together with the Leased Properties, the "Covered Properties"). There has
                                                ------------------
been no release, discharge, spill or disposal of any substance at any of the Covered Properties so as to give rise to any Liability of the Company or any of its Subsidiaries under any Environmental, Health and Safety Laws. Except as set forth on

Schedule 7.19(b), there is not now, nor has there ever been, any asbestos-
----------------
containing material in any form or condition, underground storage tank, above-ground storage tank, landfill, waste pile, surface impoundment, disposal area, or article of equipment containing polychlorinated biphenyls on or at any of the Covered Properties.

          (c) Neither the Company, any of its Subsidiaries, any of their respective Affiliates, nor any of their respective predecessors has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or released any substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to Liability pursuant to any Environmental, Health and Safety Laws, including any Liability for response costs, corrective action costs, personal injury, property damage, natural resources damage or attorney fees, or any investigative, corrective or remedial obligations pursuant to any Environmental, Health and Safety Laws.

          (d) No facts, events or conditions relating to the past or present operations of the Company, any of its Subsidiaries, any of their respective Affiliates, any of their respective predecessors, or any of the Covered Properties will prevent, hinder or limit continued compliance by the Company or any of its Subsidiaries with any Environmental, Health and Safety Laws, or give rise to any investigative, corrective or remedial obligations pursuant to any Environmental, Health and Safety Laws, or give rise to any other Liability pursuant to any Environmental, Health and Safety Laws, including any relating to on-site or off-site releases or threatened releases of materials, substances or wastes, personal injury, property damage or natural resources damage.

          (e) Neither this Agreement nor the consummation of the transactions contemplated by this Agreement or any of the Related Documents will result in any obligations for site investigation or cleanup, or notification to or consent of any Governmental Entity or other third party, pursuant to any of the so-called "transaction-triggered" or "responsible property transfer" Environmental, Health and Safety Laws.

          (f) Each of the Company and its Subsidiaries has provided the Purchaser with true, correct and complete copies of all reports and studies within the possession or control of the Company and such Subsidiaries with respect to past and present environmental conditions or events at any of the Covered Properties (all of which are listed on Schedule 7.19(b)), and, to the
                                               ----------------
best knowledge of the Seller Group, there are no other environmental reports or studies with respect thereto.

7.20 Brokers.

     Neither the Company nor any of its Subsidiaries has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees or similar compensation or transaction based payments in connection with the transactions contemplated by this Agreement or any of the Related Documents.

7.21 Related Party Transactions.

          (a) Except as set forth on Schedule 7.21(a), and except for ordinary
                                     ----------------
compensation to bona fide employees of any of the Company or its Subsidiaries for services rendered in the ordinary course of business, consistent with past practice, no current or former Affiliate of the Company or any of its Subsidiaries or any "Associate" (as defined in the rules promulgated under the Exchange Act) of any thereof, is now, or has been during the last five fiscal years, (i) party to any transaction or Contract with the Company or any of its Subsidiaries (including any Contract or other understanding or arrangement providing for the furnishing of services by, or the rental of real or personal property from, or otherwise requiring payments to, any such Affiliate or Associate), or (ii) an owner, directly or indirectly through one (1) or more entities, of an interest in any Person that is a present or potential competitor, supplier or customer of the Company or any of its Subsidiaries (other than non-affiliated holdings in publicly held companies). Except as set forth on Schedule 7.21(a), neither the Company nor any of its Subsidiaries is a
         ----------------
guarantor or otherwise liable for any actual or potential Liability of its Affiliates or their Associates. Except as set forth on Schedule 7.21(a),
                                                        ----------------
neither the Company nor any of its Subsidiaries (x) owns or operates any vehicles, boats, aircraft, apartments or other residential or recreational properties or facilities for executive, administrative or sales purposes, or (y) owns or pays for any social club memberships, whether or not for the benefit of the Company, any of its Subsidiaries, and/or any of their respective executives.

          (b) Except for ordinary compensation to bona fide employees of any of the Company or its Subsidiaries for services rendered in the ordinary course of business, consistent with past practice, Schedule 7.21(b) sets forth a true,
                                         ----------------
correct and complete list (including amounts) of all distributions, dividends, redemptions, repurchases and other payments to any shareholder of the Company, whether on, of or with respect to the capital stock of the Company (as set forth on Schedule 7.21(b)) or otherwise, made by or on behalf of the Company during
   ----------------
the period from (and including) January 1, 2000, through (and including) the Closing Date, with such Schedule 7.21(b) separately specifying those
                        ----------------
distributions or dividends made by the Company on or after January 1, 2000, that related or were made with respect to the consolidated net income of the Company and each of its Subsidiaries for any period prior to January 1, 2000.

7.22 Accounts and Notes Receivable.

     Except as set forth on Schedule 7.22, and except for allowances for
                            -------------
doubtful accounts reflected on the Latest Balance Sheet, all accounts receivable and notes receivable owing to the Company or any of its Subsidiaries as of the date hereof constitute, and as of the Closing shall constitute, valid and enforceable claims arising from bona fide transactions in the ordinary course of business, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and, to the best knowledge of the Seller Group, there are no asserted claims, refusals to pay or other rights of set-off against any thereof. Except as set forth on Schedule 7.22 (including those items categorized as "legal" on
                -------------
such Schedule), there is (i) no account debtor or note debtor that is delinquent by more than thirty (30) days for payments due from such account debtor or note debtor in excess of $25,000 in the aggregate, (ii) no account debtor or note debtor that has refused, or, to the best knowledge of the Seller Group, threatened to refuse, to pay its obligations to the Company or its

Subsidiaries, as the case may be, for any reason, or has otherwise made a claim of set-off or similar claim (other than in amounts not in excess of $10,000 per account debtor or note debtor, or $25,000 in the aggregate), and (iii) to the best knowledge of the Seller Group, no account debtor or note debtor that owes the Company or any of its Subsidiaries amounts in excess of $25,000 in the aggregate is insolvent or bankrupt. Those items categorized as "legal" on
Schedule 7.22 constitute all items that (x) have been placed in the hands of
-------------
third party collection agents, (y) are owed by account debtors or note debtors with respect to whom bankruptcy or insolvency or other creditor protection proceedings have been commenced, and/or (z) are owed by account debtors or note debtors who have admitted to the Company an inability to pay all or any portion of any such accounts or notes at any time.

7.23 Bank Accounts; Powers of Attorney.

     Schedule 7.23 sets forth a true and complete list of (i) all bank accounts
     -------------
and safe deposit boxes of the Company and each of its Subsidiaries and all Persons who are signatories thereunder or who have access thereto, and (ii) the names of all Persons holding general or special powers of attorney from the Company or any of its Subsidiaries and a summary of the terms thereof (excluding ministerial powers of attorney granted to representatives of the Company or any of its Subsidiaries that are terminable at will).

7.24 Suppliers and Vendors.

     Since January 1, 1999, except as set forth on Schedule 7.24, no material
                                                   -------------
supplier or vendor to the Company or any of its Subsidiaries has canceled or otherwise terminated, or, to the best knowledge of the Seller Group, threatened to cancel or otherwise terminate, its relationship with the Company or any of its Subsidiaries or has decreased, limited or otherwise modified in any material respect, or, to the best knowledge of the Seller Group, threatened to decrease, limit or otherwise modify in any material respect, the services, supplies or materials it provides to the Company or any of its Subsidiaries.

7.25 Customers.

     Except as set forth on Schedule 7.25, no customer of the Company or any of
                            -------------
its Subsidiaries to which more than $50,000 of annual sales were attributable during any of the preceding three fiscal years has notified the Company or any of its Subsidiaries that it intends, or, to the best knowledge of the Seller Group, has threatened, to terminate or materially curtail its relationship and dealings with the Company or any of its Subsidiaries.

7.26 Conflicts of Interest.

     Neither the Company, any of its Subsidiaries, any Designated Shareholder, nor any officer, employee, agent or other Person acting on their behalf has, directly or indirectly, given or agreed to give, any money, gift or similar benefit (other than legal price concessions to customers and, solely in the case of clauses (ii) and (iii) below, legal client entertainment expenses that have been incurred and accurately reflected on the financial statements of the Company, in each case in the ordinary course of business, consistent with past practice) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any Governmental Entity or other Person who was, is, or may be in a position to help or hinder the

Business (or assist in connection with any actual or proposed transaction) that
(i) might subject the Company or any of its Subsidiaries to any damage or penalty in any Proceeding, (ii) if not given in the past, would have resulted in a Material Adverse Change, or (iii) if not continued in the future, reasonably could be expected to result in a Material Adverse Change. There is not now, and there has never been, any employment by the Company or any of its Subsidiaries of, or beneficial ownership in the Company or any of its Subsidiaries by, any governmental or political official in any jurisdiction in which the Company or any of its Subsidiaries has conducted, presently is conducting, or presently is proposing to conduct business.

7.27 Year 2000.

     Neither the Company nor any of its Subsidiaries has experienced any material effects within the Business as a result of the "Y2K" issue (that is, the risk that computer applications used by the Company or any of its Subsidiaries may be unable to recognize and perform property date-sensitive functions involving certain dates prior to and any date after December 31,
1999). All computer applications that are material to the Business are able to perform properly date-sensitive functions for all dates before and after January 1, 2000.

7.28 Disclosure.

     Neither this Agreement, including the Schedules, Annexes and Exhibits hereto, nor any other written material delivered by or on behalf of the Company, any of its Subsidiaries, or any Designated Shareholder to the Purchaser or any of its representatives, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein, taken as a whole, in light of the circumstances in which they were made, not misleading.

                                 ARTICLE VIII

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to each member of the Seller Group as of the date hereof as follows:

8.1  Organization; Corporate Authority.

     The Purchaser is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite power and authority (corporate or otherwise) to own, lease and operate its assets and properties and to carry on its business as presently conducted and, to the best knowledge of the Purchaser, as presently proposed to be conducted in the Plan of Operations. The Purchaser is duly qualified and in good standing to transact business as a foreign Person in those jurisdictions set forth on Schedule 8.1, which jurisdictions constitute all of the
             ------------
jurisdictions in which the character of the property owned, leased or operated by the Purchaser or the nature of the business or activities conducted by the Purchaser makes such qualification necessary. The Seller Group has been furnished with true, correct and complete copies of the Purchaser's Charter Documents, in each case as amended and in effect on the date this representation is being made and is deemed made hereunder.

8.2  Authority; Authorization; Execution and Delivery; Enforceability; No
Conflict.

          (a) The Purchaser has all requisite power and authority (corporate and otherwise) to execute, deliver and perform its obligations under this Agreement and each Related Document to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. The Purchaser's execution and delivery of this Agreement and each Related Document to which it is or will be a party, and the performance by the Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by all requisite action on the part of the Purchaser (including its Board of Directors and all committees thereof and its shareholders). This Agreement and each Related Document to which the Purchaser is or will be a party has been, or upon the Purchaser's execution hereof and thereof will be, duly and validly executed and delivered by the Purchaser and constitutes, or upon the Purchaser's execution and delivery hereof and thereof will constitute, a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

          (b) Neither the execution and delivery by the Purchaser of, and performance of its obligations under, this Agreement or any of the Related Documents to which it is or will be a party, nor the consummation by the Purchaser of the transactions contemplated hereby or thereby, nor the compliance by the Purchaser with any of the provisions hereof or thereof, will (i) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, any provision of the Purchaser's Charter Documents, (ii) conflict with, or result in any violation of, or cause a default (with or without notice or lapse of time or both) under, or give rise to any right of termination, amendment, cancellation or acceleration of any obligations contained in, or the loss of any benefit under, any term, condition or provision of any provision of any Contract to which the Purchaser is a party, or by which the Purchaser or any of its assets or properties is or may be bound, (iii) violate any Law applicable to the Purchaser, or (iv) result in an Encumbrance on or against any assets, rights or properties of the Purchaser, or on or against any capital stock or other securities of the Purchaser, or give rise to any claim against the Company, any of the Company's Subsidiaries, or the Purchaser (other than Encumbrances and claims arising out of or in connection with the Purchaser's credit and debt facilities).

8.3  Consents.

     No Permit, authorization, consent or approval of or by, or notification of or filing with, any Person (governmental or otherwise) is required for, as a result of, or in connection with the execution, delivery and performance by the Purchaser of this Agreement or any of the Related Documents to which it is or will be a party or the consummation of the transactions contemplated hereby or thereby (other than those that have been (or timely will be) obtained or made).

8.4  Capitalization.

          (a) The authorized capital stock of the Purchaser is set forth on
Schedule 8.4(a), which Schedule also sets forth the total number of outstanding
---------------
shares of the Purchaser. All such
outstanding shares disclosed on Schedule 8.4(a) are duly and validly issued and
                                ---------------
outstanding, fully paid and non-assessable, with no personal Liability attached to the ownership thereof.

          (b) Except as set forth on Schedule 8.4(a) or pursuant to plans
                                     ---------------
disclosed in the Pacer Registration Statement and the SEC Reports, there are no outstanding securities that are convertible into, exchangeable for, or carrying the right to acquire, any common stock of the Purchaser, or subscriptions, warrants, options, calls, puts, convertible securities, registration or other rights, arrangements or commitments obligating the Purchaser to issue, sell, register, purchase or redeem any of its common stock or any ownership interest or rights therein.

8.5  Issuance of the Pacer Shares.

          (a) The Pacer Shares have been duly authorized and, when issued and delivered to the Shareholders against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, free of any preemptive or similar rights applicable to such issuance.

          (b) Based in part upon the representations and warranties from the Shareholders contained in Section 6.7, the Purchaser's issuance of the Pacer Shares to the Shareholders may be made without registration under Section 5 of the Securities Act.

8.6  SEC Reports.

     The Purchaser's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, quarterly reports on Form 10-Q for the fiscal quarters ended April 7, 2000, June 30, 2000, and September 22, 2000, and current reports on Form 8-K filed January 28, 2000, as amended, September 14, 2000, and November 14, 2000, in each case as filed with the Commission (collectively, the "SEC
                                                                        ---
Reports"), when taken together with the exhibits and schedules thereto, did not
-------
contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, in each case as of the date filed with the Commission, it being understood that any statement contained in the SEC Reports shall be deemed to have been modified or superseded for purposes hereof to the extent that a statement in any document included in the SEC Reports that was prepared or filed with the Commission on a later date modifies or replaces such statement, whether or not such later statement so states or provides. Since November 14, 2000, there has been no Material Adverse Change in the business of the Purchaser and its Subsidiaries when taken as a whole. The Purchaser hereby covenants and agrees to deliver to the Shareholders' Representative any report or statement filed with the Commission after November 14, 2000, and before the Closing.

8.7  Brokers.

     The Purchaser has not employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees or similar compensation or transaction based payments in connection with the transactions contemplated by this Agreement or any of the Related Documents.

                                  ARTICLE IX

                           COVENANTS AND AGREEMENTS

9.1  Access to Records and Properties.

          (a) From and after the date hereof until the earlier of the Closing or termination of this Agreement pursuant to Article XII, the Company will, and the Company will cause its Subsidiaries and their respective management employees to, afford the Purchaser and its attorneys, consultants, accountants and authorized representatives full access, upon reasonable notice during normal business hours and at other reasonable times, to all properties, books, contracts, commitments, records, personnel, lenders and advisors of the Company in order to permit the Purchaser to conduct a due diligence investigation of the Company and its Subsidiaries, provided that, notwithstanding any other provision of this paragraph, in no event will the foregoing be undertaken in such a manner as would reasonably be expected to interfere with, impair or impede in any material respect the business or operations of the Company and its Subsidiaries. Such investigation will include, among other things, reviewing relevant financial information, reviewing relevant contractual obligations of the Company and its Subsidiaries, conducting discussions with the Company's and its Subsidiaries management and, with the Company's and its Subsidiaries prior written consent, other employees and customers of the Company and its Subsidiaries, conducting an environmental review of the Company's and its Subsidiaries facilities and operational practices, reviewing and evaluating all pension, health, retiree and other ERISA-related plans and liabilities of the Company and its Subsidiaries, and such other investigations and evaluations as may be deemed reasonably necessary by the Purchaser. All information disclosed to or obtained by the Purchaser and/or its representatives will be subject to the separate confidentiality agreement in effect between the Purchaser and the Company dated June 5, 2000.

          (b) From and after the date hereof until the earlier of the Closing or termination of this Agreement pursuant to Article XII, the Purchaser will afford the Company and the Designated Shareholder Parties and their authorized representatives full access, upon reasonable notice during normal business hours and at other reasonable times, to such of the Purchaser's and its subsidiaries' properties, books, contracts, commitments, records, and personnel as may be reasonably required to permit the Company and the Designated Shareholder Parties to conduct a due diligence investigation of the Purchaser in connection with their proposed receipt of Pacer Shares and, as to the Key Executives, their proposed duties and responsibilities under their respective employment agreements, provided that, notwithstanding any other provision of this paragraph, in no event will the foregoing be undertaken in such a manner as would reasonably be expected to interfere with, impair or impede in any material respect the business or operations of the Purchaser. All information disclosed to or obtained by the Company and the Designated Shareholder Parties and their representatives will be subject to the separate confidentiality agreement in effect between the Company and the Purchaser.

9.2  Conduct of the Business.

     Except as set forth on Schedule 9.2, from and after the date hereof until
                            ------------
the earlier of the Closing or the termination of this Agreement pursuant to
Article XII, the Company shall, and the Company shall cause each of its Subsidiaries to:

          (a) conduct its business substantially as presently conducted and only in the ordinary course of business, consistent with past practice;

          (b) not undertake (or enter into any Contract or other understanding or arrangement to undertake) any action, and use its commercially reasonable efforts to avoid and prevent the occurrence of any event, described in Section 7.8;

          (c) not enter into any transaction other than in the ordinary course of business, consistent with past practice, any transaction that is not at arms-length with Persons that are not Affiliates, or any transaction with any Person that is an Affiliate;

          (d) not acquire or dispose of any assets other than in the ordinary course of business, consistent with past practice;

          (e) use commercially reasonable efforts to (A) maintain its business, assets, relations with present employees, relations with customers and suppliers, licenses and operations as an ongoing business and preserve its goodwill, in accordance with past custom, and (B) satisfy each of the closing conditions set forth in Section 10.2;

          (f) not issue or sell any shares of its capital stock, not issue or sell any securities convertible into, exercisable or exchangeable for, or options or warrants to purchase or rights to subscribe for, any shares of its capital stock, and not enter into any Contract or other understanding or arrangement to do any of the foregoing;

          (g) not declare or pay any dividend or distribution on or with respect to its capital stock, not change the number of authorized shares of its capital stock or reclassify, combine, split, subdivide, or redeem or otherwise repurchase any of shares of its capital stock, not issue, deliver, pledge or encumber any additional shares of its capital stock or other securities equivalent to or exchangeable for shares of its capital stock, and not enter into any Contract or other understanding or arrangement to do any of the foregoing;

          (h) not take or omit to take any action that would result in the representations and warranties contained in this Agreement and the Related Documents being untrue on the Closing Date; and

          (i) except in the ordinary course of business consistent with past practice, not delay or postpone the payment of accounts payable and other obligations and liabilities or accelerate the collection of accounts and notes receivable.

9.3  Efforts to Consummate.

     Subject to the terms and conditions of this Agreement, each party shall use commercially reasonable efforts to take or cause to be taken all actions and do or cause to be done all things required under all applicable Laws, Orders and Contracts in order to consummate the transactions contemplated hereby, including
(i) all commercially reasonable efforts to obtain or make from or with all Persons all such consents, approvals, authorizations, waivers, notifications and filings as are required to be obtained or made by such party under such Laws, Orders and Contracts for the consummation of the transactions contemplated hereby (including the filing of all notification and reports forms and other information required under the Hart-Scott-Rodino

Antitrust Improvements Act of 1976, as amended (the "HSR Act")), and (ii) in the
                                                     -------
case of the Seller Group, all commercially reasonable efforts to assist the Purchaser in replacing the Company's performance bonds and guarantees; provided,
                                                                       --------
however, that nothing contained herein shall require the Purchaser to undertake
-------
any action, including the divestiture of any assets or properties, that may be required to obtain the consent or approval of the United States Federal Trade Commission or the Department of Justice for the consummation of the transactions contemplated hereby. The Company and the Purchaser shall take all actions and do all things, and the Company shall cause each of its Subsidiaries to take all actions and do all things, required to extinguish at or prior to the Closing all Funded Indebtedness and to release any and all Encumbrances on or affecting any of the Company's or any of the its Subsidiaries' assets or properties, other than the Funded Indebtedness being assumed by the Purchaser and the Permitted Encumbrances.

9.4  Negotiation with Others.

          (a) During the period (the "Exclusivity Period") commencing on the
                                      ------------------
date hereof and ending on the first to occur of (a) the Closing Date, and (b) the termination of this Agreement pursuant to Section 12.1(a), the Company and the Shareholders will not, either directly or indirectly through their respective representatives, submit, solicit, initiate, or discuss any proposal or offer from or to any person other than the Purchaser, or engage in any discussions that could lead to any proposal or offer from or to any person other than the Purchaser, regarding any possible sale, acquisition, reorganization, recapitalization, or other similar transaction involving the Company or any of its Subsidiaries (whether by way of stock sale, sale of all or any material portion of assets, merger, consolidation or otherwise), or any stock sale or issuance or debt and/or equity financing involving the Company or any of its subsidiaries (each, a "Possible Transaction"), unless consented to in writing by
                       --------------------
the Purchaser. If, during the Exclusivity Period, any of the Designated Shareholder Parties (whether in an individual capacity or as an officer or representative of the Company) is contacted by any other person or receives from any other person any written offer or proposal in connection with a Possible Transaction, the Company will promptly notify the Purchaser thereof, including any details and the identity of the person making any such offer or proposal and a copy thereof. During the Exclusivity Period, the Company will, and the Company will cause its Subsidiaries to, continue to operate its business in the ordinary course, unless otherwise consented to by the Purchaser.

          (b) The parties recognize and acknowledge that a breach of this
Section 9.4 will cause irreparable and material loss and damage to the non-breaching party as to which it will not have an adequate remedy at law or in equity. Accordingly, each party acknowledges and agrees that the issuance of an injunction or other equitable remedy is an appropriate remedy for any such breach.

9.5  Financing.

     From and after the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to Article XII, the Purchaser will endeavor in good faith to obtain debt and/or equity financing and related consents, approvals and waivers from its current lenders or other similar reputable financial institutions and other institutional lenders on commercially reasonable terms and conditions as necessary for (i) the consummation of the transactions contemplated hereby, and (ii) the payment of all costs and expenses of the Purchaser incurred in connection herewith (collectively, the "Financing"). Each
                                                              ---------
member of the Seller Group will in good faith cooperate with the Purchaser, and provide the Purchaser with such information and assistance as it reasonably may request in connection therewith.

9.6  Notice of Prospective Breach.

     Each party shall promptly notify the other parties in writing upon the occurrence, or the failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (i) any representation or warranty of such party that is contained in this Agreement or any Related Document to be untrue or inaccurate in any respect at any time from the date of this Agreement to the Closing as if such representation and warranty were made at such time, or
(ii) any failure of any party hereto to comply with or satisfy any covenant or agreement to be complied with or satisfied by it under this Agreement or any Related Document.

9.7  Public Announcements.

     From and after the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to Article XII, each member of the Seller Group, each of the Company's Subsidiaries, and the Purchaser agree that, except
(i) as otherwise required by Law, (ii) for disclosure to his, her or its respective directors, officers, employees, financial advisors, financing sources, legal counsel, independent certified public accountants or other agents, advisors or representatives on a need-to-know basis and with whom such party has a confidential relationship, and (iii) in the case of the Purchaser, in connection with its compliance with the disclosure requirements under federal and state securities Laws, he, she or it will not issue any reports, statements or releases, in each case pertaining to this Agreement or any Related Document to which he, she or it is a party or the transactions contemplated hereby or thereby, without the prior written consent of the Company and the Purchaser, which consent shall not unreasonably be withheld or delayed.

9.8  Exchange Proceeds.

     If, between the date hereof and the Closing, the Company or any of its Subsidiaries receives any proceeds in consideration for the exchange of any of its assets, whether from the sale of any such assets, from insurance proceeds payable on account of any loss or casualty to such assets, any proceeds from the taking of such assets pursuant to the power of eminent domain, or any other proceeds from whatever source relating to the disposition of such assets (the "Exchange Proceeds"), the Company and/or its Subsidiaries shall, and each of the
------------------
Shareholders shall cause the Company and/or such Subsidiary to, promptly notify the Purchaser of such receipt of such Exchange Proceeds and shall consult with the Purchaser with respect to the application of any such Exchange Proceeds.

9.9  Non-Competition Covenant.

          (a) Each Designated Shareholder Party acknowledges and agrees that as a mutual condition to the respective obligations of the parties at the Closing, and as a material inducement to the Purchaser to enter into and perform its obligations hereunder and in consideration of the payments and other consideration to be received by the Shareholders under this Agreement and the Related Documents, such Designated Shareholder Party shall not, without the prior written consent of the Purchaser, at any time during the period beginning on the Closing Date and ending on the fifth anniversary thereof (the "Restrictive Period"), (i) directly or indirectly engage in, represent in any
 ------------------
way, or be connected with, any Competing Business (as defined below), whether such engagement shall be as a director, an officer, an owner, an employee, a partner, an Affiliate or other participant in such Competing Business, (ii) assist others in engaging in any Competing Business in the manner described in clause (i) above, (iii) induce any employees of the Purchaser or any of its Subsidiaries or other Affiliates, or any employees of the Company or any of its Subsidiaries, at any time during the Restrictive Period to terminate their employment with the Purchaser or any of its Subsidiaries or other Affiliates, or to terminate their employment with the Company or any of its Subsidiaries, or to engage in any Competing Business, or (iv) induce any customer, vendor or agent or any other Person with which the Purchaser or any or its Subsidiaries or other Affiliates, or with which the Company or any of its Subsidiaries, has a business relationship, contractual or otherwise, at any time during the Restrictive Period to terminate or alter such business relationship. This covenant is considered an integral part of this Agreement. The foregoing restriction shall not apply to the ownership of publicly traded Securities that represent less than five percent (5%) of the ownership interests of the issuer. For the avoidance of doubt, a Management Shareholder's performance of his duties and obligations under his Employment Agreement with Rail Van LLC, dated on or about the Closing Date, shall not be deemed to constitute a violation of the foregoing covenant.

          (b) As used herein, the term "Competing Business" means (i) any
                                        ------------------
business conducted in (A) any county in the State of Ohio, and (B) every other state, province, or other political subdivision of the United States, Canada, Mexico, Japan, China, South America or Europe that is engaged in the business of intermodal (trucks and rail) transportation, freight forwarding, operating as a non-vessel operating common carrier, customs brokerage and third party logistics services, or (ii) any business described in the foregoing clause (i) if such business or the services or products provided or sold by it are competitive, directly or indirectly, with the Business on the date hereof or on the Closing Date (or with respect to which there are fixed plans on the date hereof or on the Closing Date for the provision or sale of the same by the Business). Anything contained in the immediately preceding sentence to the contrary notwithstanding, any entity that has separate divisions or business units, one or more of which are engaged in a business described above, will not be deemed a Competing Business with respect to those portions of such entity that are not engaged in a business described above so long as such Designated Shareholder Party's association with any such separate divisions or business units (fully taking into account his, her or its functions and the nature of his, her or its work at such division or business unit) does not involve existing customers of the Company or any of its Subsidiaries or relate in any material respect to that portion of such business which would be a Competing Business hereunder.

          (c) If, at the time of enforcement of this Section 9.9, a court holds that the restrictions stated herein are unreasonable under the circumstances then existing, the parties agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or geographical area. Additionally, with respect to each county in the State of Ohio, the covenant not to compete set forth in Section 9.9(a) is intended as a separate covenant with respect thereto. If any one of such covenants is declared invalid for any reason, such determination shall not affect the validity of the remainder of the covenants or any covenant covering territory other than the State of Ohio. The other covenants set forth in Section 9.9(a) shall remain in effect as if the provision had been executed without the invalid covenants. The parties hereto hereby declare that they intend that the remaining covenants of the provision continue to be effective without any covenants that have been declared invalid. The parties hereto acknowledge that money damages would be an inadequate remedy for any breach of this Section 9.9. Therefore, in the event of a breach or threatened breach of this Section 9.9, the Purchaser and/or its successors or assigns may, in addition to other rights and remedies existing in its or their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Section 9.9 (without posting a bond or other security).

9.10  Disclosure of Information.

          (a) As used in this Agreement, the term "Confidential Information"
                                                   ------------------------
means, with respect to any Person, all information (whether written or oral) furnished (whether before or after the date hereof) by such Person or its owners, members, partners, directors, officers, employees, Affiliates, representatives (including its financial advisors, attorneys and accountants) or agents (collectively, "Representatives") to any other Person or its
                       ---------------
Representatives, and all analyses, compilations, forecasts, studies or other documents prepared by such other Person or its Representatives in connection with the transactions contemplated by this Agreement that contain or reflect any such information; provided, however, that the term "Confidential Information"
                  -----------------
shall not include information that (i) is or becomes publicly available other than as a result of a disclosure by any Person or its Representatives in violation of this Agreement, or (ii) is or becomes available to such other Person on a non-confidential basis from a source that is not prohibited from disclosing such information by any legal, contractual or fiduciary obligation; provided further, however, that for purposes of this Section 9.10, from and
-------------------------
after the Closing, Confidential Information of the Company or any of its Subsidiaries shall be deemed Confidential Information of the Purchaser and shall, as of such time, no longer be deemed Confidential Information of the Company or such Subsidiaries, as applicable.

      (b) The Purchaser will keep all Confidential Information of the
Company and each of its Subsidiaries confidential and will not (except as required by applicable Law, regulation or legal process, and then only after compliance with the last sentence of this Section 9.10(b)) without the prior written consent of the Company or such Subsidiary, as applicable, disclose any of such Confidential Information in any manner whatsoever, directly or indirectly, and will not use any Confidential Information of the Company or any of its Subsidiaries except for the purposes contemplated by this Agreement; provided, however, that the Purchaser may reveal Confidential Information of the
-----------------
Company or any of its Subsidiaries to its Representatives (i) who need to know such Confidential Information for the purposes contemplated by this Agreement,
(ii) who are informed by the Purchaser of the confidential nature of the Confidential Information, and (iii) who agree to act in accordance with the terms of this Section 9.10(b). The Purchaser will cause its Representatives to observe the terms of this Section 9.10(b), and will be responsible for any breach hereof by any of its Representatives. In the event that the Purchaser or any of its Representatives is requested pursuant to, or required by, applicable Law, regulation or legal process to disclose any Confidential Information of the Company or any of its Subsidiaries, the Purchaser will notify the Company or such Subsidiary, as applicable, promptly so that it may seek a protective order or other appropriate remedy or, in its sole and absolute discretion, waive compliance with the terms of this Section 9.10(b). In any event, the Purchaser will furnish only that portion of the Confidential Information of the Company any its

Subsidiaries that it is advised by counsel is legally required and will exercise all commercially reasonable efforts to obtain reliable assurance, to the extent it is possible to obtain the same, that confidential treatment will be afforded to such Confidential Information.

          (c) The Company and each of the Designated Shareholder Parties will keep all Confidential Information of the Purchaser confidential and will not (except as required by applicable Law, regulation or legal process, and then only after compliance with the last sentence of this Section 9.10(c)), without the prior written consent of the Purchaser, disclose any of such Confidential Information in any manner whatsoever, directly or indirectly, and will not use any Confidential Information of the Purchaser except for the purposes contemplated by this Agreement; provided, however, that the Company and the
                                -----------------
Designated Shareholder Parties may reveal Confidential Information of the Purchaser to his, her or its Representatives (i) who need to know such Confidential Information for the purposes contemplated by this Agreement, (ii) who are informed by the Company or such Designated Shareholder Party of the confidential nature of the Confidential Information, and (iii) who agree to act in accordance with the terms of this Section 9.10(c). The Company and each Designated Shareholder Party will cause his, her or its Representatives to observe the terms of this Section 9.10(c), and will be responsible for any breach hereof by any of his, her or its Representatives. In the event that the Company, any Designated Shareholder Party or any of their respective Representatives is requested pursuant to, or required by, applicable Law, regulation or legal process to disclose any Confidential Information of the Purchaser, the Company or such Shareholder will notify the Purchaser promptly so that it may seek a protective order or other appropriate remedy or, in its sole and absolute discretion, waive compliance with the terms of this Section 9.10(c). In any event, the Company or such Designated Shareholder Party will furnish only that portion of the Confidential Information of the Purchaser that he, she or it is advised by counsel is legally required and will exercise all commercially reasonable efforts to obtain reliable assurance, to the extent it is possible to obtain the same, that confidential treatment will be afforded to such Confidential Information.

          (d) Each of the parties hereto recognizes and acknowledges that a breach of his, her or its covenants in Section 9.10(b) or Section 9.10(c), as the case may be, will cause irreparable and material loss and damage to the other parties, the amount of which cannot be determined readily and as to which such other parties will not have an adequate remedy at law or in damages. Accordingly, in addition to any remedy such other parties may have in damages by an action at law, such other parties shall be entitled to the issuance of an injunction restraining any such breach or threatened breach or any other remedy at law or in equity for any such breach.

9.11  Use of Proprietary Name.

      From and after the Closing, no Designated Shareholder Party shall use the name "Rail Van," "Rail Van Global Logistics," "Global Logistics Services," "Multimodal Transportation," or any derivation thereof for any purpose. For the avoidance of doubt, a Management Shareholder's performance of his duties and obligations under his Employment Agreement with Rail Van LLC, dated on or about the Closing Date, shall not be deemed to constitute a violation of the foregoing covenant.

9.12  Supplements to Schedules.

      Prior to the Closing, the Company and each of the Designated Shareholder Parties shall promptly supplement or amend any Schedule with respect to any matter arising after the date of this Agreement that, if existing or occurring on the date of this Agreement, would have been required to be set forth or described in such Schedule. No supplement or amendment of a Schedule made pursuant to this Section 9.12 shall be deemed to constitute a cure of any breach of any representation or warranty made by the Company or such Designated Shareholder Party pursuant to this Agreement unless consented to in writing by the Purchaser, which consent may be withheld by the Purchaser in its sole and absolute discretion for any reason. For purposes of the rights and obligations of the parties hereunder, upon the occurrence of the Closing, any such supplemental or amended disclosure consented to in writing by the Purchaser as aforesaid shall be deemed to have been disclosed as of the date of this Agreement.

9.13  Shareholders' Representative.

      The Designated Shareholder Parties hereby agree among themselves (without prejudice to or affecting in any way the rights provided in this Agreement or otherwise to the Purchaser) as follows:

          (a) Appointment.  The Designated Shareholder Parties, for themselves
              -----------
and their personal representatives and other successors, hereby constitute and appoint William R. Lee to act as their agent in the capacity as Shareholders' Representative, with full power and authority, except as otherwise expressly provided in this Agreement, in the name of and for and on behalf of the Designated Shareholder Parties, to take all action required or permitted under this Agreement to be taken by the Shareholders' Representative (including the giving and receiving of all accountings, reports, notices, waivers and consents); provided, however, that if William R. Lee determines that he has a
           --------  -------
conflict of interest because of his employment by Rail Van LLC, R.L. Richards shall be the Shareholders' Representative. In the event of the death, physical or mental incapacity, or resignation of William R. Lee or any successor Shareholders' Representative, the Designated Shareholder Parties (acting by a majority in interest based on the Percentage Interests set forth on Annex III)
                                                                    ---------
shall promptly appoint a substitute or substitutes and shall advise the Purchaser in writing thereof. The authority conferred under this Section 9.13(a) is an agency coupled with an interest and all authority conferred hereby is irrevocable and not subject to termination by the Designated Shareholder Parties, or any of them, or by operation of law, whether by the death or incapacity, or the bankruptcy or insolvency, or the dissolution or liquidation, of any Designated Shareholder Party, the termination of any trust or estate, or the occurrence of any other event. If any Designated Shareholder Party should die or become incapacitated, or become or be declared bankrupt or insolvent, or be dissolved or liquidated, or if any trust or estate should terminate, or if any other such event should occur, any action taken by the Shareholders' Representative pursuant to this Section 9.13(a) shall be as valid as if such death or incapacity, or bankruptcy or insolvency, or dissolution or liquidation, or termination or other event had not occurred, regardless of whether or not the Shareholders' Representative or the Purchaser shall have received notice thereof.

          (b) Reliance by Shareholders' Representative.  The Shareholders'
              ----------------------------------------
Representative shall be entitled to rely, and shall be fully protected in relying, upon any statements furnished to him, her or it by any Designated Shareholder Party or the Company, or any other evidence deemed by the Shareholders' Representative to be reliable, and the Shareholders' Representative shall be entitled to act on the advice of counsel selected by him, her or it. The Shareholders' Representative shall be fully justified in failing or refusing to take any action under this Agreement unless he, she or it shall have received such advice or concurrence of the Designated Shareholder Parties as he, she or it deems appropriate or he, she or it shall have been expressly indemnified to his, her or its satisfaction by the Designated Shareholder Parties severally according to their respective Percentage Interests against any and all Liability and expense that the Shareholders' Representative may incur by reason of taking or continuing to take any such action. In addition to the foregoing, the Shareholders' Representative shall in all cases be fully protected in acting, or refraining from acting, under this Agreement in accordance with a request of Designated Shareholder Party whose aggregate Percentage Interests exceed fifty percent (50%), and such request, and any action taken or failure to act pursuant thereto, shall be binding upon all of the Designated Shareholder Parties.

          (c) Expenses of Representative.  The Shareholders' Representative
              --------------------------
shall be entitled to retain counsel and to incur such expenses (including litigation expenses) as the Shareholders' Representative deems to be necessary or appropriate in connection with his, her or its performance of his, her or its obligations under this Agreement, and all such reasonable fees and reasonable expenses (including reasonable attorneys' fees) incurred by the Shareholders' Representative shall be borne by the Shareholders, pro rata in accordance with their respective Percentage Interests set forth on Annex III. Each of the
                                                   ---------
parties hereby consents to the representation of the Shareholders' Representative and each Designated Stockholder Party by Vorys, Sater, Seymour and Pease LLP, if requested, notwithstanding the prior representation by Vorys, Sater, Seymour and Pease LLP of the Company and its Affiliates.

          (d) Indemnification.  The Designated Shareholder Parties hereby agree
              ---------------
severally to indemnify the Shareholders' Representative (in his, her or its capacity as such) ratably according to their respective Percentage Interests against, and to hold the Shareholders' Representative (in his, her or its capacity as such) harmless from, any and all Liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of whatever kind that may at any time be imposed upon, incurred by or asserted against the Shareholders' Representative in such capacity in any way relating to or arising out of his, her or its action or failure to take action pursuant to this Agreement or in connection herewith or therewith in such capacity; provided, however, that no Designated Shareholder Party shall be liable for the
--------  -------
payment of any portion of such Liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Shareholders' Representative.

9.14  No-Hire of Employees.

      From and after the date hereof until the earlier of the Closing, or if the Closing does not occur, August 4, 2001:

          (a) the Purchaser shall not, and shall cause its Subsidiaries and other Affiliates not to, hire any employee of the Company or any of its Subsidiaries or other Affiliates without first obtaining the written consent of the Company (provided, however, that this Section 9.14(a) shall not be deemed to
             --------  -------
be breached by an Affiliate that is not controlled by the Purchaser and that hires an employee of the Company or any of its Subsidiaries or other Affiliates, if such Affiliate of the Purchaser did not learn of the identity of such employee or acquire access to such employee or to any confidential information of the Company related to such employee from or through the Purchaser or any of its attorneys, consultants, accountants or authorized representatives, whether directly or indirectly); and

          (b) the Company shall not, and shall cause its Subsidiaries and other Affiliates not to, hire any employee of the Purchaser or any of its Subsidiaries or other Affiliates without first obtaining the written consent of the Purchaser (provided, however, that this Section 9.14(b) shall not be deemed to be breached
 --------  -------
by the Company or any of its Subsidiaries or other Affiliates that hires an employee of any Affiliate of the Purchaser that is not controlled by the Purchaser, if the Company or such Subsidiary or other Affiliate did not learn of the identity of such employee or acquire access to such employee or to any confidential information of the Purchaser related to such employee from or through the investigation of the Purchaser pursuant to Section 9.1(b) or otherwise in connection with the negotiation of this transaction).

9.15  Tax Covenants; Section 338 Election; Etc.

      The parties hereby agree to perform their respective obligations, and to comply with those provisions applicable to them, set forth in Schedule 9.15.
                                                              -------------

9.16  Consent, Waiver and Termination Regarding Shareholders Agreements.

          Each of the Designated Shareholder Parties hereby consents to the execution and delivery of this Agreement and the Related Documents and the consummation of the transactions contemplated hereby and thereby by the Company, its Subsidiaries and the other Designated Shareholder Parties party hereto and thereto, and hereby waives any and all breaches, violations and defaults that might otherwise arise as a result thereof under the Contracts listed on Schedule
                                                                        --------
6.1.  Effective as of the Closing, each of the Contracts listed on Schedule 6.1
---                                                                ------------
shall be, and hereby is, terminated in all respects, automatically and without any further action on the part of any party thereto or to this Agreement, and neither the Company nor any of its Subsidiaries shall have any further obligations thereunder or with respect thereto and are hereby released from any and all obligations thereunder (whether heretofore or hereafter arising or otherwise).

9.17  Termination of Aircraft Lease and Related Obligations.

          Within ninety (90) days following the Closing Date, the Designated Shareholder Parties shall take, or cause to be taken, all action necessary for the Company to terminate the Contracts listed on Schedule 9.17 (collectively,
                                                 -------------
the "Aircraft Agreements") and all related Contracts to which the Company or any
     -------------------
of its Subsidiaries may be party, and for the Company and its Subsidiaries to be released concurrent with such termination from all obligations thereunder or in connection therewith (including obligations owed to Brut Air, Inc., and to Flight Options, Inc.), such termination and release to be effected pursuant to such documents and otherwise in such manner as are reasonably acceptable to the Purchaser.

                                   ARTICLE X

                              CLOSING OBLIGATIONS

10.1 Conditions to Each Party's Obligations.

     The respective obligations of the parties to consummate the transactions contemplated hereby are subject to the satisfaction prior to the Closing Date of the following conditions, unless waived (to the extent such conditions can be waived) by the Company, the Shareholders' Representative or the Purchaser, as applicable:

          (a)  Approvals.  All authorizations, consents, Orders or approvals of,
               ---------
or declarations or filings with, or expiration of waiting periods imposed by, any Governmental Entity (including those under the HSR Act) necessary for the consummation of the transactions contemplated hereby shall have been obtained or made.

          (b)  No Injunctions or Restraints.  No temporary restraining order,
               ----------------------------
preliminary or permanent injunction, or other Order issued by any court or Governmental Entity of competent jurisdiction, nor other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby, shall be in effect.

          (c)  Actions and Statutes.  No action, suit or proceeding shall have
               --------------------
been taken or threatened, and no statute, rule, regulation or Order shall have been enacted, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement or any of the Related Documents by any Governmental Entity that would (i) make the consummation of the transactions contemplated hereby or thereby illegal or substantially delay the consummation of any material aspect of the transactions contemplated hereby or thereby, or
(ii) render any party unable to consummate the transactions contemplated hereby or thereby.

 10.2 Conditions to Obligations of the Purchaser.

      The obligations of the Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions, unless waived (to the extent such conditions can be waived) by the
Purchaser:

          (a)  Accuracy of Representations and Warranties.  All representations
               ------------------------------------------
and warranties made by the Company, Rail Van LLC and the Designated Shareholder Parties in this Agreement and each of the Related Documents shall be true and correct in all material respects at and as of the Closing Date with the same effect as if such representations and warranties had been made at and as of the Closing Date (provided, however, that to the extent a representation is already
              --------  -------
limited to matters characterized as "material," it shall be correct in all respects), and the Purchaser shall have received a certificate to that effect signed by a principal executive officer of the Company, Rail Van LLC and each Designated Shareholder Party.

          (b)  Performance of Obligations of the Company and the Designated
               ------------------------------------------------------------
Shareholder Parties.  The Company, Rail Van LLC and each of the Designated
-------------------
Shareholder Parties shall have performed in all material respects all obligations and covenants required to be performed by each of them under this Agreement and each of the Related Documents prior to or as of the Closing

Date, and the Purchaser shall have received a certificate to that effect signed by a principal executive officer of the Company, Rail Van LLC and each Designated Shareholder Party.

          (c)  Authorization.  All action necessary to authorize the execution,
               -------------
delivery and performance of this Agreement and each of the Related Documents by the Company, Rail Van LLC and each of the Designated Shareholder Parties and the consummation of the transactions contemplated hereby and thereby, including the requisite shareholder approvals, shall have been duly and validly taken by the Company, Rail Van LLC and each of the Designated Shareholder Parties, and the Company, Rail Van LLC and each of the Designated Shareholder Parties shall have the full power and right to consummate the transactions contemplated hereby and thereby on the terms provided herein and therein.

          (d)  Financial Statements.  The Purchaser shall have received a true,
               --------------------
correct and complete copy of the consolidated balance sheet of the Company and its Subsidiaries as of September 30, 1999 and September 30, 2000, and the related consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for the year-to-date period then ended, including all required footnotes and schedules thereto, as reviewed by PricewaterhouseCoopers LLP (all of the foregoing being referred to collectively as the "September Financial Statements"), prepared in accordance with GAAP
        ------------------------------
consistently applied (including the applicable requirements of Regulation S-X).

          (e)  Opinion of the Seller Group's Counsel.  The Seller Group shall
               -------------------------------------
deliver to the Purchaser an opinion of Vorys, Sater, Seymour and Pease LLP, counsel for the Seller Group, dated the Closing Date, in form and substance reasonably acceptable to the Purchaser.

          (f)  Opinion of the Seller Group's Regulatory Counsel.  The Seller
               ------------------------------------------------
Group shall deliver to the Purchaser an opinion of Grove, Jaskiewicz and Cobert, regulatory counsel for the Seller Group, dated the Closing Date, regarding transportation law matters, in form and substance reasonably acceptable to the Purchaser.

          (g)  Consents and Approvals.  The Seller Group shall deliver to the
               ----------------------
Purchaser duly executed copies of all consents and approvals required for or in connection with (i) the execution and delivery by the Company, Rail Van LLC and each Designated Shareholder Party of this Agreement and each of the Related Documents to which each of them is a party, and the consummation of the transactions contemplated hereby and thereby, in form and substance reasonably satisfactory to the Purchaser and its counsel, and (ii) except as set forth on
Schedule 9.2, the continued conduct of the Business as previously conducted
------------
(including any consent identified on Schedule 7.3), in form and substance
                                     ------------
reasonably satisfactory to the Purchaser and its counsel.

          (h)  Financing.  The Purchaser shall have obtained the Financing
               ---------
(including all required consents, approvals and waivers) from its current lenders or other similar reputable financial institutions or other institutional lenders on commercially reasonable terms and conditions.

          (i)  Absence of Material Adverse Change.  Since the Latest Balance
               ----------------------------------
Sheet Date, there shall have been no Material Adverse Change with respect to the Business.

          (j)  Delivery of the Shares.  The Purchaser shall have received all of
               ----------------------
the Shares in accordance with Section 3.4.

          (k)  Related Documents.  The Seller Group shall cause each of the
               -----------------
following documents (each, a "Related Document," and collectively, the "Related
                              ----------------                          -------
Documents") to be executed and/or delivered by the parties thereto at the
---------
Closing:

               (i)   General Release.  Each of the Designated Shareholder
                     ---------------
     Parties shall enter into a General Release in favor of the Company and each of its Subsidiaries substantially in the form of Exhibit A attached hereto
                                                      ---------
     (the "General Release");
           ---------------

               (ii)  Brashares Employment Agreement.  Jeffrey R. Brashares shall
                     ------------------------------
     execute and deliver an employment agreement with Rail Van LLC substantially in the form of Exhibit B attached hereto (the "Brashares Employment
                    ---------                       --------------------
     Agreement");
     ---------

               (iii) Bruncak Employment Agreement.  Denis M. Bruncak shall
                     ----------------------------
     execute and deliver an employment agreement with Rail Van LLC substantially in the form of Exhibit C attached hereto (the "Bruncak Employment
                    ---------                       ------------------
     Agreement");

               (iv)  Lee Employment Agreement.  William R. Lee shall execute and
                     ------------------------
     deliver an employment agreement with Rail Van LLC substantially in the form of Exhibit D attached hereto (the "Lee Employment Agreement");
        ---------                       ------------------------

               (v)   Thomas Employment Agreement. Ken D. Thomas shall execute
                     ---------------------------
     and deliver an employment agreement with Rail Van LLC substantially in the form of Exhibit E attached hereto (the "Thomas Employment Agreement"); and
             ---------                       ---------------------------

               (vi)  Joinders to the Purchaser Shareholders' Agreement.  Each
                     -------------------------------------------------
     Designated Shareholder Party shall execute and deliver to the Purchaser a joinder to the Purchaser Shareholders' Agreement substantially in the form of Exhibit F attached hereto (collectively, the "Joinder Agreements").
        ---------                                     ------------------

          (l)  Seller Certificates.  The Seller Group shall cause each of the
               -------------------
following certificates to be executed and/or delivered, as the case may be, by the Person who or which is the subject thereof:

               (i) a certificate of the secretary of the Company, dated as of the Closing Date, certifying (A) that true, correct and complete copies of the Company's Charter Documents as in effect on the Closing Date are attached thereto, (B) as to the incumbency and genuineness of the signatures of each officer of the Company executing this Agreement and the Related Documents on behalf of the Company; and (C) the genuineness of the resolutions (attached thereto) of the board of directors or similar governing body of the Company and the Shareholders authorizing the execution, delivery and performance of this Agreement and the Related Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby;

               (ii) a certificate of the secretary of Rail Van LLC, dated as of the Closing Date, certifying (A) that true, correct and complete copies of Rail Van LLC's Charter Documents as in effect on the Closing Date are attached thereto, (B) as to the incumbency and genuineness of the signatures of each officer of Rail Van LLC executing this Agreement and the Related Documents on behalf of Rail Van LLC; and (C) the genuineness of the resolutions (attached thereto) of the board of managers or similar governing body of Rail Van LLC authorizing the execution, delivery and performance of this Agreement and the Related Documents to which Rail Van LLC is a party and the consummation of the transactions contemplated hereby and thereby;

               (iii) a certificate of the secretary of each of the Company's Subsidiaries, dated as of the Closing Date, certifying that true and complete copies of such Subsidiary's Charter Documents as in effect on the Closing Date are attached thereto;

               (iv) certificates dated within thirty (30) days of the Closing Date of the secretaries of state of the states in which the Company and each of its Subsidiaries is organized and qualified to do business, certifying as to the good standing (or the equivalent for such form of entity) and non-delinquent Tax status of such Person, except where the secretary of state or department of taxation of a state has notified the Company, orally or in writing, that there is insufficient time to issue a certificate prior to or at the Closing; and

               (v) certificates of each Shareholder and a principal executive officer of the Company, each dated as of the Closing Date, certifying that such Shareholder and the Company, as applicable, are not foreign persons within the meaning of Section 1445 of the Code.

          (m)  Assignment of Automobile Leases. The Seller Group shall cause all
               -------------------------------
leases for automobiles used by a Designated Shareholder Party or his or her spouse, the payments for which are made by the Company or any of its Subsidiaries, including those more particularly described on Schedule 7.21(a),
                                                             ----------------
to be assigned to such Designated Shareholder Party or such spouse, as the case may be, and the Company and its Subsidiaries to be released from all obligations thereunder, prior to or at the Closing, in a manner reasonably acceptable to the Purchaser.

          (n)  Transfer of Transportes. The Seller Group shall cause the Company
               -----------------------
and/or Rail Van LLC, as applicable, to transfer its or their interest in Transportes to Campermex LLC, an Ohio limited liability company, prior to or at the Closing pursuant to a Sale and Assignment Agreement substantially in the form of Exhibit G attached hereto and such other documents, instruments and
        ---------
certificates as may be reasonably requested by, and otherwise in a manner reasonably acceptable to, the Purchaser and the Shareholder's Representative.

          (o)  Board Terminations.  The Seller Group shall cause each of the
               ------------------
members of the Company's Board of Directors and each of the members of Rail Van LLC's Board of Managers to resign from such position prior to or at the Closing.

10.3 Conditions to Obligations of the Seller Group.

     The obligations of the Seller Group to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions, unless waived (to the extent such conditions can be waived) by the Seller Group:

          (a)  Accuracy of Representations and Warranties.  All representations
               ------------------------------------------
and warranties made by the Purchaser in this Agreement and each of the Related Documents shall be true and correct in all material respects at and as of the Closing Date with the same effect as if such representations and warranties had been made at and as of the Closing Date, and the Seller Group shall have received a certificate to that effect signed by a principal executive officer of the Purchaser.

          (b)  Performance of Obligations of the Purchaser.  The Purchaser shall
               -------------------------------------------
have performed in all material respects all obligations and covenants required to be performed by it under this Agreement and each of the Related Documents prior to or as of the Closing Date, and the Seller Group shall have received a certificate to that effect signed by a principal executive officer of the Purchaser.

          (c)  Authorization.  All action necessary to authorize the execution,
               -------------
delivery and performance of this Agreement and each of the Related Documents by the Purchaser and the consummation of the transactions contemplated hereby and thereby, including the requisite shareholder approvals, shall have been duly and validly taken by the Purchaser, and the Purchaser shall have the full power and right to consummate the transactions contemplated hereby and thereby on the terms provided herein and therein.

          (d)  Opinion of the Purchaser's Counsel.  The Purchaser shall deliver
               ----------------------------------
to the Seller Group an opinion of Holland & Knight LLP, counsel for the Purchaser, dated the Closing Date, in form and substance reasonably acceptable to the Shareholders' Representative.

          (e)  Consents and Approvals.  The Purchaser shall deliver to the
               ----------------------
Seller Group duly executed copies of all consents and approvals required for or in connection with the execution and delivery by the Purchaser of this Agreement and each of the Related Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, in form and substance reasonably satisfactory to the Seller Group.

          (f)  Related Documents.  The Purchaser shall cause each of the Related
               -----------------
Documents to which the Purchaser is a party to be executed and/or delivered by the Purchaser at the Closing.

          (g)  Purchaser Certificates.  The Purchaser shall cause each of the
               ----------------------
following certificates to be executed and/or delivered, as the case may be, by the Person who or which is the subject thereof:

               (i) a certificate of the secretary of the Purchaser, dated as of the Closing Date, certifying (A) that true, correct and complete copies of the Purchaser's Charter Documents as in effect on the Closing Date are attached thereto, (B) as to the incumbency and genuineness of the signatures of each officer of the Purchaser executing this Agreement and the Related Documents on behalf of the Purchaser; and (C) the genuineness of the resolutions (attached thereto) of the board of directors or similar governing body of the Purchaser authorizing the execution, delivery and performance of this Agreement and the Related Documents to which the Purchaser is a party and the consummation of the transactions contemplated hereby and thereby; and

               (ii) a certificate dated within thirty (30) days of the Closing Date of the secretary of state of the state in which the Purchaser is organized, certifying as to the good standing and non-delinquent Tax status of the Purchaser.

                                  ARTICLE XI

                                INDEMNIFICATION

 11.1     Generally.

          (a) Subject to the further provisions of this Article XI, each Seller Indemnifying Person, severally and not jointly (except as otherwise expressly provided in this Agreement; and provided, however, that the indemnification
                               ---------  -------
obligations of each member of a Designated Shareholder Group listed on Annex III
                                                                       ---------
shall be joint and several with all members of such Designated Shareholder Group; and, provided further, however, that the indemnification obligations of
            ----------------  -------
each KDR Designated Shareholder shall be joint and several with all other KDR Designated Shareholders), shall indemnify the Purchaser Indemnified Persons for, and hold each of them harmless from and against, any and all Purchaser Losses arising from or in connection with any of the following:

               (i) the untruth, inaccuracy or breach of any representation or warranty of the Company contained in this Agreement or any Related Document or in any certificate delivered by the Company or any of the Company's Subsidiaries in connection herewith or therewith at or before the Closing (or any facts or circumstances constituting any such untruth, inaccuracy or breach);

               (ii) the breach of any covenant or agreement of the Company contained in this Agreement or any Related Document;

               (iii) Rail Van LLC's ownership and disposition of Transportes;

               (iv) the action brought by Union Pacific Railroad Company against the Company, Industrial Warehouse Services, Inc., SEAPAC, Inc., and Mead Paper, as more particularly described on Schedule 7.14(a);
                                                   ----------------

               (v) the failure to obtain a consent required as a result of the Company contributing its assets to Rail Van LLC, and Rail Van LLC assuming the Company's liabilities, pursuant to the Membership Interest, Contribution, Assignment and Assumption Agreement, dated as of August 31, 1999, by and among the Company, Maersk Inc., and Rail Van LLC, as more particularly described on Schedule 7.7;
                               ------------

               (vi) the failure to obtain a consent required as a result of Rail Van LLC's assignment to Maersk Rail Van LLC of, and Maersk Rail Van LLC's assumption of Rail Van LLC's right, title and interest to, the West Pointe Business Park Lease, dated December 15, 1999, by and between Rail Van LLC and Teachers Insurance and Annuity Association, pursuant to the Assignment and Assumption Agreement, dated November 10, 2000, by and between Rail Van LLC and Maersk Rail Van LLC, as more particularly described on Schedule 7.7;
                  ------------

               (vii) the failure to obtain a consent required as a result of the Company's assignment to Maersk Rail Van LLC of, and Maersk Rail Van LLC's assumption of the Company's right, title and interest to, the Master Lease Agreement, dated December 10, 1999, by and between the Company and Steelcase Financial Services, Inc., pursuant to the Assignment and Assumption Agreement, dated November 10, 2000, by and between the Company and Maersk Rail Van LLC, as more particularly described on Schedule 7.7;
                                                                ------------

               (viii) the Company's and/or Rail Van LLC's, as applicable, ownership of Ratliff Logistics, L.L.C., a Michigan limited liability company, including any Liability under or with respect to Ratliff Logistics, L.L.C.'s leases with CIT Group / Equipment Financing, Inc., and LTW Company (as more particularly described on Schedule 7.7) or with
                                                    ------------
     respect to the obligations or other Liabilities of Ratliff Logistics, L.L.C. to Comerica Bank, to the extent of the Company's or Rail Van LLC's guaranty thereof or pledge of assets as security therefor;

               (ix)   those matters disclosed on Schedule 7.14(a);
                                                 ----------------

               (x)    those matters disclosed on Schedule 7.18(b); and
                                                 ----------------

               (xi) the Aircraft Agreements and all related Contracts to which the Company or any of its Subsidiaries may be party, and all obligations thereunder or in connection therewith (including obligations owed to Brut Air, Inc., and to Flight Options, Inc.), but only to the extent such Purchaser Losses arise or are incurred on or after or with respect to periods beginning on or after the Closing and exceed $90,000 in the aggregate.

          (b) Subject to the further terms of this Article XI, the Seller Indemnifying Persons (prior to and after the Closing), severally and not jointly (except as otherwise expressly provided in this Agreement; and provided,
                                                               --------
however, that the indemnification obligations of each member of a Designated
-------
Shareholder Group listed on Annex III shall be joint and several with all
                            ---------
members of such Designated Shareholder Group; and, provided further, however,
                                                   ----------------  -------
that the indemnification obligations of each KDR Designated Shareholder shall be joint and several with all other KDR Designated Shareholders), shall indemnify the Purchaser Indemnified Persons for, and hold each of them harmless from and against, any and all Purchaser Losses arising from or in connection with any of the following:

               (i) the untruth, inaccuracy or breach of any representation or warranty of such Seller Indemnifying Person contained in Article VI of this Agreement or any Related Document or in any certificate delivered by such Seller Indemnifying Person (in his, her or its capacity as a shareholder of the Company, if applicable) in connection herewith or therewith at or before the Closing (or any facts or circumstances constituting any such untruth, inaccuracy or breach); and

               (ii) the breach of any covenant or agreement of such Seller Indemnifying Person contained in this Agreement or any Related Document.

          (c) Subject to the further terms of this Article XI, the Purchaser (prior to and after the Closing) shall indemnify the Seller Indemnified Persons for, and hold each of them harmless from and against, any and all Seller Losses arising from or in connection with any of the following:

               (i) the untruth, inaccuracy or breach of any representation or warranty of the Purchaser contained in this Agreement or any Related Document or in any certificate delivered by the Purchaser in connection herewith or therewith at or before the Closing (or any facts or circumstances constituting any such untruth, inaccuracy or breach); and

               (ii) the breach of any covenant or agreement of the Purchaser contained in this Agreement or any Related Document.

 11.2     Assertion of Claims.

          No claim for indemnification shall be brought under Section 11.1 for a breach of a representation or warranty unless the Indemnified Persons, or any of them, at any time prior to the applicable Survival Date, give the Indemnifying Persons (a) written notice of the existence of any such claim, specifying the nature and basis of such claim and the amount thereof, to the extent known, or
(b) written notice pursuant to Section 11.3 of any Third Party Claim, the existence of which might give rise to such a claim for indemnification. Upon the giving of such written notice as aforesaid, the Indemnified Persons, or any of them, shall have the right to commence legal proceedings subsequent to the Survival Date for the enforcement of their rights under Section 11.1.

 11.3     Notice and Defense of Third Party Claims.

          The obligations and liabilities of an Indemnifying Person with respect to Losses resulting from the assertion of liability by third parties (each, a "Third Party Claim") shall be subject to the following terms and conditions:
 -----------------

          (a) The Indemnified Persons shall give prompt written notice to the Indemnifying Persons of any Third Party Claim that might give rise to any Loss by the Indemnified Persons, stating the nature and basis of such Third Party Claim, and the amount thereof to the extent known; provided, however, that no
                                                   --------  -------
delay on the part of the Indemnified Persons in notifying any Indemnifying Persons shall relieve the Indemnifying Persons from any liability or obligation hereunder unless (and then solely to the extent that) the Indemnifying Person thereby is prejudiced by the delay. Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including any summons, complaint or other pleading that may have been served, any written demand or any other document or instrument.

          (b) If the Indemnifying Persons acknowledge in a writing delivered to the Indemnified Persons that such Third Party Claim is properly subject to their indemnification obligations hereunder, and the Indemnifying Persons demonstrate to the Indemnified Persons' reasonable satisfaction that the Indemnifying Persons have the financial resources to meet such indemnification obligations, then the Indemnifying Persons shall have the right to assume the defense of any Third Party Claim at their own expense and by their own counsel, which counsel shall be reasonably satisfactory to the Indemnified Persons; provided, however,
                                                             --------  -------
that the Indemnifying Persons shall not have the right to assume the defense of any Third Party Claim, notwithstanding the giving of such written acknowledgment, if (i) the Indemnified Persons have been advised by counsel that there are one or more legal or equitable defenses available to them that are different from or in addition to those available to the Indemnifying Persons, and, in the reasonable opinion of the Indemnified Persons, counsel for the Indemnifying Persons could not adequately represent the interests of the Indemnified Persons because such interests could be in conflict with those of the Indemnifying Persons, (ii) such action or proceeding involves, or could have a material effect on, any matter beyond the scope of the indemnification obligation of the Indemnifying Persons, or (iii) the Indemnifying Persons have not assumed the defense of the Third Party Claim in a timely fashion.

          (c) If the Indemnifying Persons assume the defense of a Third Party Claim (under circumstances in which the proviso to Section 11.3(b) is not applicable), the Indemnifying Persons shall not be responsible for any legal or other defense costs subsequently incurred by the Indemnified Persons in connection with the defense thereof. If the Indemnifying Persons do not exercise their right to assume the defense of a Third Party Claim by giving the written acknowledgment referred to in Section 11.3(b), or are otherwise restricted from so assuming by the proviso to Section 11.3(b), the Indemnifying Persons nevertheless shall be entitled to participate in such defense with their own counsel and at their own expense. If the defense of a Third Party Claim is assumed by the Indemnified Persons pursuant to clause (i) or clause (ii) of the proviso to Section 11.3(b), the Indemnified Persons shall not be entitled to settle such Third Party Claim without the prior written consent of the Indemnifying Persons, which consent shall not be unreasonably withheld or delayed.

          (d) If the Indemnifying Persons exercise their right to assume the defense of a Third Party Claim, (i) the Indemnified Persons shall be entitled to participate in such defense with their own counsel at their own expense, and
(ii) the Indemnifying Persons shall not make any settlement of any claims without the prior written consent of the Indemnified Persons, which consent shall not be unreasonably withheld or delayed.

 11.4     Survival of Representations and Warranties.

               (a) Subject to the further provisions of this Section 11.4, the representations and warranties of the Company contained in Article VII or in any certificate or other writing delivered in connection with this Agreement shall survive the Closing, and shall expire on and be of no further force or effect on and after April 30, 2002; provided, however, that the representations and
                          --------  -------
warranties contained in Section 7.1, Section 7.2, Section 7.3, Section 7.4,
Section 7.5, Section 7.10, Section 7.20 and Section 7.21(b) shall survive the Closing indefinitely and the representations and warranties contained in Section
7.9 and Section 7.18 shall survive the Closing until ninety (90) days after the expiration of the applicable statutes of limitations for claims (whether asserted by the Purchaser or a third party) applicable to the matters covered thereby. Subject to the further provisions of this Section 11.4, the several representations and warranties of the Designated Shareholder Parties contained in Article VI (or in any certificate or other writing delivered by any Designated Shareholder Party in connection with this Agreement) and the representations and warranties of the Purchaser contained in Article VIII (or in any certificate or other writing delivered by the Purchaser in connection with this Agreement) shall survive the Closing indefinitely; provided, however, that
                                                        --------  -------
the representations and warranties of the Purchaser contained in Section 8.6 shall expire on and be of no further force or effect on and after April 30, 2002. The respective covenants and other agreements of the Seller Group

(including those of each member thereof) and of the Purchaser contained in this Agreement shall survive the Closing until they are performed in full or otherwise expire or are terminated by their terms. Anything contained in this
Section 11.4(a) to the contrary notwithstanding, the limitations set forth in this Section 11.4(a) shall not apply with respect to any willful and knowing breach of such representations or warranties or any fraudulent or intentional act or intentional misrepresentation of any member of the Seller Group or the Purchaser, as applicable. For convenience of reference, the date upon which any representation or warranty contained herein shall terminate, if any, is referred to as the "Survival Date."
           -------------

          (b) From and after the Closing, no Designated Shareholder Party shall have any recourse against the Company for any breach of any representation, warranty, covenant or agreement of the Company set forth in this Agreement or in any certificate or other writing delivered by the Company in connection with this Agreement.

 11.5  Limitations on Indemnification.

          (a)  Indemnity Basket for the Designated Shareholder Parties. From and
               -------------------------------------------------------
after the Closing, the Purchaser Indemnified Persons (or any member thereof) shall not have the right to be indemnified pursuant to Section 11.1(a)(i), , , and unless and until the Purchaser Indemnified Persons (or any member thereof) shall have incurred on a cumulative basis aggregate Losses in an amount exceeding $750,000, whereupon the Purchaser Indemnified Persons (or any member thereof) shall be entitled to indemnification for all Losses incurred by the Purchaser Indemnified Persons (or any member thereof) in excess of $750,000; provided, however, that in no event shall the limitations set forth in this
--------  -------
Section 11.5(a) apply with respect to (i) any breaches of those representations and warranties set forth in Section 7.1, Section 7.2, Section 7.3, Section 7.4,
Section 7.5, Section 7.9(d)(xi), Section 7.10, Section 7.20 or Section 7.21(b) (collectively, the "Excluded Seller Representations"), or (ii) any willful and
                    -------------------------------
knowing breach of any representations or warranties or any fraudulent or intentional act or intentional misrepresentation of any member of the Seller Group.

          (b)  Indemnity Limitations for the Designated Shareholder Parties.
               ------------------------------------------------------------
From and after the Closing, the sum of all Losses incurred by the Purchaser Indemnified Persons (or any member thereof) for or with respect to which indemnification is payable by any Seller Indemnifying Person pursuant to Section 11.1(a)(i), (iv), (viii), (ix) and (x) shall not exceed $7,500,000; provided,
                                                                    --------
however, that in no event shall the limitations set forth in this Section
-------
11.5(b) apply with respect to (i) the Excluded Seller Representations, or (ii) any willful and knowing breach of any representations or warranties or any fraudulent or intentional act or intentional misrepresentation of any member of the Seller Group.

          (c)  Indemnity Basket for the Purchaser.  From and after the Closing,
               ----------------------------------
the Seller Indemnified Persons (or any member thereof) shall not have the right to be indemnified pursuant to Section 11.1(c)(i) unless and until the Seller Indemnified Persons (or any member thereof) shall have incurred on a cumulative basis aggregate Losses in an amount exceeding $750,000, whereupon the Seller Indemnified Persons (or any member thereof) shall be entitled to indemnification for all Losses incurred by the Seller Indemnified Persons (or any member thereof) in excess of $750,000; provided, however, that in no event shall the
                                --------  -------
limitations set forth in this Section 11.5(c) apply with respect to (i) any breach of those representations and warranties set forth in Section 8.1, Section 8.2, Section 8.3, Section 8.4, Section 8.5 or Section

8.7 (collectively, the "Excluded Purchaser Representations"), or (ii) any
                        ----------------------------------
willful and knowing breach of any representations or warranties or any fraudulent or intentional act or intentional misrepresentation of the Purchaser.

          (d)  Indemnity Limitations for the Purchaser.  From and after the
               ---------------------------------------
Closing, the sum of all Losses incurred by the Seller Indemnified Persons (or any member thereof) pursuant to which indemnification is payable by any Purchaser Indemnifying Person pursuant to Section 11.1(c)(i) shall not exceed $7,500,000; provided, however, that in no event shall the limitations set forth
            --------  -------
in this Section 11.5(c) apply with respect to (i) the Excluded Purchaser Representations, or (ii) any willful and knowing breach of any representations or warranties or any fraudulent or intentional act or intentional misrepresentation of the Purchaser.

 11.6  Satisfaction of Indemnification Obligations.

          (a) The obligations of the Seller Indemnifying Persons to indemnify the Purchaser Indemnified Persons for Purchaser Losses (including those incurred as a result of the indemnification events set forth in Section 11.1(a) and
Section 11.1(b)), in all events subject to the applicable limitations in Section
11.5 and Section 11.6(b), shall be paid as follows: (i) in the case of an indemnification event pursuant to Section 11.1(a), by the Seller Indemnifying Persons, pro rata based on their respective Percentage Interests, and (ii) in
         --- ----
the case of an indemnification event pursuant to Section 11.1(b), solely by the Seller Indemnifying Person or Seller Indemnifying Persons, as the case may be, whose breach, action or inaction gave rise to such indemnification event.

          (b) The obligations of the Seller Indemnifying Persons to indemnify the Purchaser Indemnified Persons pursuant to Section 11.1(a)(i), , , and (other than any such indemnification obligation arising as a result of the untruth, inaccuracy or breach of an Excluded Seller Representation), in all events subject to the applicable limitations of Section 11.5, shall be paid as follows: (i) first, by forfeiting that number of Pacer Shares, to the extent then outstanding, having an aggregate Fair Market Value equal to the amount of such Purchaser Losses, and (ii) second, after such Seller Indemnifying Person has forfeited all of his, her or its Pacer Shares as provided in clause (i) of this Section 11.6(b), by the payment of cash by wire transfer of immediately available funds to an account specified by the Purchaser; provided, however,
                                                          --------  -------
that the maximum aggregate amount of such cash payments from any such Seller Indemnifying Person shall not exceed such Seller Indemnifying Person's "Cash Equivalent Amount" as set forth on Annex III. In the event any Seller
                                   ---------
Indemnifying Person fails to surrender his, her or its certificate(s) representing the Pacer Shares forfeited in accordance with this Section 11.6(b), the Purchaser may, at its option, in addition to all other remedies it may have, upon written notice to the Seller Indemnifying Person, cancel on its books the certificates representing such forfeited Pacer Shares, and thereupon all of such Seller Indemnifying Person's rights in and to such forfeited Pacer Shares shall terminate.

          (c) Subject to Section 11.6(d), if a Seller Indemnifying Person defaults in his, her or its obligation to indemnify the Purchaser Indemnified Persons under any provision of this Article XI, and such default continues for more than five (5) days following written notice thereof from the Purchaser to such Seller Indemnifying Person, then at the sole option of the Purchaser in its sole discretion such Seller Indemnifying Person shall be deemed to have forfeited that number of Pacer Shares, to the extent then outstanding, having an aggregate Fair

Market Value equal to the amount (or portion thereof so determined by the Purchaser) of such Purchaser Losses for which such Seller Indemnifying Person is so obligated to indemnify the Purchaser Indemnified Persons. If such Seller Indemnifying Person fails to surrender his, her or its certificate(s) representing the Pacer Shares deemed forfeited in accordance with this Section 11.6(c), the Purchaser may, at its option, in addition to all other remedies it may have, upon written notice to the Seller Indemnifying Person, cancel on its books the certificates representing such forfeited Pacer Shares, and thereupon all of such Seller Indemnifying Person's rights in and to such forfeited Pacer Shares shall terminate.

          (d) Anything contained in this Section 11.6 to the contrary notwithstanding, the Seller Indemnifying Persons shall not have any obligation to pay the Purchaser Indemnified Persons for Purchaser Losses unless and until either (i) the Seller Indemnifying Persons agree in writing that they are obligated to indemnify the Purchaser Indemnified Persons therefor, or (ii) such indemnification obligations have been adjudicated by a court of competent jurisdiction or pursuant to binding arbitration agreed to by the parties.

                                  ARTICLE XII

                       TERMINATION; EFFECT OF TERMINATION

 12.1     Termination.

          This Agreement may be terminated at any time prior to the Closing by:

               (a)  the mutual consent of the Purchaser and the Company;

               (b) the Purchaser, if there has been a material breach by any member of the Seller Group of any representation or warranty (other than a material breach of which the Purchaser had actual knowledge as of the date hereof), or any covenant or agreement, set forth in this Agreement that such breaching party fails to cure within ten (10) Business Days after notice thereof is given by the Purchaser (except no cure period shall be provided for any such breach that by its nature cannot be cured);

               (c) the Company, if there has been a material breach by the Purchaser of any representation or warranty (other than a material breach of which any member of the Seller Group had actual knowledge as of the date hereof), or any covenant or agreement, set forth in this Agreement that the Purchaser fails to cure within ten (10) Business Days after notice thereof is given by the Company (except no cure period shall be provided for any such breach that by its nature cannot be cured);

               (d) the Purchaser, if the conditions set forth in Section 10.1 or Section 10.2 have not been satisfied or waived by the Purchaser by December 31, 2000;

               (e)  the Company, if the conditions set forth in Section 10.1 or
Section 10.3 have not been satisfied or waived by the Company by December 31, 2000; or

               (f) the Purchaser or the Company if any permanent injunction or other Order of a court or other competent Governmental Entity preventing the Closing shall have become final, binding and non-appealable;

     provided, however, that neither the Purchaser nor the Company shall be
     --------  -------
entitled to terminate this Agreement pursuant to clause (d) or clause (e) of this Section 12.1, respectively, if such party's breach (or, with respect to such termination by the Company, any Designated Shareholder Party's breach) of this Agreement has prevented the satisfaction of any such condition. Any termination pursuant to clause (i) of this Section 12.1 shall be effected by a written instrument signed by the Purchaser and the Company, and any termination pursuant to this Section 12.1 (other than a termination pursuant to clause (i) of this Section 12.1) shall be effected by written notice from the party or parties so terminating to the other parties hereto, which notice shall specify the Section of this Agreement pursuant to which this Agreement is being terminated.

12.2 Effect of Termination.

     In the event of the termination of this Agreement pursuant to Section 12.1, this Agreement shall be of no further force or effect, except for Section 9.4,
Section 9.10, Section 9.14, this Section 12.2 and Article XIII, each of which shall survive the termination of this Agreement; provided, however, that the
                                                 --------  -------
Liability of any party for any breach by such party of the representations, warranties, covenants or agreements of such party set forth in this Agreement occurring prior to the termination of this Agreement shall survive the termination of this Agreement, and, in the event of any action for breach of contract in the event of a termination of this Agreement, the prevailing party shall be reimbursed by the other party to such action for all fees, costs and expenses relating to such action incurred by the prevailing party, including the fees, costs and expenses of attorneys, accountants and other professional advisers, and including those incurred in the investigation of any such breach and in enforcing the terms of this Section 12.2.

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS

13.1 Amendment.

     This Agreement may not be altered or otherwise amended except pursuant to an instrument in writing signed by each party, except that any party may waive any obligation owed to it by another party under this Agreement. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

13.2 Entire Agreement.

     This Agreement and the other agreements and documents referenced herein (including the Schedules, Annexes and Exhibits (in their executed form) attached hereto) and any other document or agreement contemporaneously entered into with this Agreement contain all of the agreements among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements or understandings among the parties with respect thereto (including
(i) the Letter of Intent dated August 4, 2000, by and among the Company, certain shareholders of the Company and the Purchaser, (ii) the Amendment to the Letter of Intent dated November 8, 2000, by and among the Company, certain shareholders of the Company and the Purchaser, and (iii) but only from and after the Closing, the Confidentiality Agreement dated June 5, 2000, by and between the Company and the Purchaser).

13.3 Severability.

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

13.4 Benefits of Agreement.

     All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the foregoing. Anything contained herein to the contrary notwithstanding, (a) this Agreement shall not be assignable by any member of the Seller Group without the express written consent of the Purchaser and (b) the Purchaser may, without the consent of any other party hereto, (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and designate one or more of its Affiliates to perform its obligations hereunder, and (ii) assign any or all of its rights and interests hereunder as security for any obligations arising in connection with the financing of the transactions contemplated hereby, in any or all of which cases the Purchaser nonetheless shall remain responsible for the performance of its obligations under this Agreement.

13.5 Expenses; Sales and Transfer Taxes.

          (a) Except as otherwise provided in this Agreement, the Purchaser on the one hand and the Seller Group on the other hand shall each bear their own expenses (with the Seller Group's expenses being allocated among the Shareholders, pro rata in accordance with their respective Percentage Interests or as otherwise agreed among the Shareholders) incurred in connection with this Agreement and the Related Documents and the consummation of the transactions contemplated hereby and thereby (including the legal, accounting and due diligence fees, costs and expenses incurred by such party and the audit fees incurred by the Company) and, except as provided in paragraph (l) of Schedule
                                                                     --------
9.15, shall each pay their own sales, use, gains and excise Taxes and all
----
registration or transfer taxes that may be payable in connection with or arising as a result of the consummation of the transactions contemplated by this Agreement and the Related Documents; provided, however, that if the Closing
                                     --------  -------
occurs, the Company promptly shall (i) pay all reasonable fees, costs and expenses incurred and unpaid through the Closing Date by or on behalf of all of the Shareholders as a group (but not any incurred by any particular

Shareholder or group of Shareholders for his, her, its or their benefit) in conducting their due diligence investigation of Purchaser in connection with their receipt of Pacer Shares (including the fees, costs and expenses of the Shareholders' accountants, attorneys and other professional advisors), and (ii) pay such other reasonable fees, costs and expenses (including the fees, costs and expenses of the Shareholders' accountants, attorneys and other professional advisors) incurred by or on behalf of all of the Shareholders as a group (but not any incurred by any particular Shareholder or group of Shareholders for his, her or their own benefit, except those incurred by the Management Shareholders in connection with their investigation of their proposed duties and responsibilities under their respective employment agreements).

          (b) If this Agreement is terminated pursuant to Article XII due to the Purchaser's inability to obtain financing that does not result from the failure to satisfy any other condition contained in this Agreement to the Purchaser's obligation to consummate the transactions that is not within the control of the Purchaser, and the Company is not then in breach or default of, and has otherwise complied with the terms and conditions of, this Agreement, then upon such termination the Purchaser shall forthwith pay to the Company an amount equal to the aggregate amount of all reasonable out-of-pocket fees, costs and expenses incurred by the Company as of the date of such termination in connection with the transactions contemplated by this Agreement (including the reasonable fees, costs and expenses of the Company's accountants, attorneys and other professional advisors) against receipt from the Company of copies of all invoices or other documentation evidencing such reasonable out-of-pocket fees, costs and expenses.

          (c) If this Agreement is terminated by the Purchaser for any reason pursuant to Article XII, and the Company is not then in breach or default of, and has otherwise complied with the terms and conditions of, this Agreement, then upon such termination the Purchaser shall forthwith pay to the Company all reasonable audit fees in excess of $60,000 charged to the Company by the Seller Group's Accountants with respect to the Company and its Subsidiaries for the year 2000 (and/or any portion thereof).

          (d) Anything in this Section 13.5 to the contrary notwithstanding, the Purchaser's obligation to reimburse the Company for certain fees, costs and expenses pursuant to Section 13.5(b) and Section 13.5(c) shall not exceed $1,000,000.

13.6 Remedies.

     The parties each shall have and retain all rights and remedies existing in their favor under this Agreement, at law or in equity, including rights to bring actions for specific performance, injunctive and other equitable relief (including the remedy of rescission) to enforce or prevent a breach or violation of any provision of this Agreement, and all such rights and remedies shall, to the extent permitted by applicable Law, be cumulative and a party's pursuit of any such right or remedy shall not preclude such party from exercising or pursuing any other available right or remedy.

13.7 Notices.

     All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a)    if to the Company, to:

          Rail Van, Inc.
          400 W. Wilson Bridge Road, Suite 200
          Worthington, Ohio 43085
          Attention:  Mr. William R. Lee
          Telephone No.: (614) 436-9999
          Facsimile No.: (614) 431-8803

          with a copy to:

          Vorys, Sater, Seymour and Pease LLP
          52 East Gay Street
          Columbus, Ohio 43216
          Attention: Russell M. Gertmenian, Esq.
          Telephone No.: (614) 464-6317
          Facsimile No.: (614) 719-4732

        (b)    if to any Shareholder, to:

          such shareholder at his address set forth on Annex I,

          with a copy to:

          Vorys, Sater, Seymour and Pease LLP
          52 East Gay Street
          Columbus, Ohio 43216
          Attention:  Russell M. Gertmenian, Esq.
          Telephone No.: (614) 464-6317
          Facsimile No.: (614) 719-4732

        (c)    if to the Purchaser, to:

          Pacer International, Inc.
          1340 Treat Boulevard
          Walnut Creek, California 94596
          Attention: Mr. Lawrence C. Yarberry
          Telephone No.: (925) 979-4480
          Facsimile No.: (925) 979-4215
          with a copy to:

          Apollo Management, L.P.
          1301 Avenue of the Americas, 38/th/ Floor
          New York, New York 10019
          Attention: Mr. Joshua Harris
          Telephone No.: (212) 261-4032
          Facsimile No.: (212) 261-4102

          with a copy to:

          Holland & Knight LLP
          195 Broadway, 24/th/ Floor
          New York, New York 10007
          Attention: Michael F. Killea, Esq.
          Telephone No.: (212) 513-3200
          Facsimile No.: (212) 385-9010

     All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery (if sent on a Business Day, or if sent on other than a Business Day, on the next Business Day after the date sent), (iii) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (iv) in the case of mailing, on the third Business Day following such mailing.

13.8 Counterparts and Facsimile Execution.

     This Agreement may be executed in two or more counterparts, and each such counterpart shall be deemed to be an original instrument. All such counterparts shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by facsimile or otherwise) to the other parties, it being understood that all parties need not sign the same counterpart. Any counterpart or other signature hereupon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

13.9 Governing Law.

          (a) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED.

          (b) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH THAT APPLICABLE LAWS, EVIDENTIARY RULES AND JUDICIAL PROCEDURES

APPLY OR THAT APPLICABLE LAWS AND ARBITRATION RULES APPLY IN CASES IN WHICH THE PARTIES HAVE EXPRESSLY AGREED TO SUBMIT ANY SUCH DISPUTES TO BINDING ARBITRATION, THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS, EVIDENTIARY RULES AND JUDICIAL PROCEDURES, OR BY AN ARBITRATOR APPLYING APPLICABLE LAWS AND ARBITRATION RULES IN SUCH CASES WHERE THEY HAVE EXPRESSLY AGREED TO BINDING ARBITRATION. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO. THE PARTIES HERETO AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, OR BY AN ARBITRATOR LOCATED IN NEW YORK, NEW YORK IN SUCH CASES WHERE THEY HAVE EXPRESSLY AGREED TO BINDING ARBITRATION.

13.10 Jurisdiction and Venue.

          (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for himself, herself or itself and his, her or its property, to the exclusive jurisdiction of any New York state court or federal court of the United States of America sitting in New York, New York, and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Agreement, any of the Related Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in any such New York state court or, to the extent permitted by law, in any such federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent he, she or it may legally and effectively do so, any objection that he, she or it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any of the Related Documents or the transactions contemplated hereunder or thereunder in any New York state or federal court of the United States of America sitting in New York, New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent he, she or it may legally and effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

          (c) Each of the parties hereto hereby agrees that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by law.

13.11 Mutual Contribution.

      The parties to this Agreement and their respective counsel have contributed mutually to the drafting of this Agreement. Consequently, no provision of this Agreement shall be construed against any party on the ground that a party drafted the provision or caused it to be drafted.

13.12 No Third Party Beneficiaries.

      Except as expressly provided in this Agreement, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

13.13 Independence of Covenants and Representations and Warranties.

      All covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached shall not affect the incorrectness of or a breach of a representation and warranty hereunder.

13.14 Interpretation; Construction.

      The term "Agreement" means this Stock Purchase Agreement together with all
                ---------
Schedules, Annexes and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. Certain capitalized terms used and not otherwise defined elsewhere in this Agreement have the meanings given to them in Annex II attached hereto. In this
                                             --------
Agreement, the term "best knowledge" of any Person means (i) the actual
                     --------------
knowledge of such Person, and (ii) that knowledge that should have been acquired by such Person after making such due inquiry and exercising such due diligence as a prudent businessperson would have made or exercised in substantially similar circumstances in the management of his or her business affairs. For purposes of the preceding sentence, the knowledge, both actual and constructive, of each Designated Shareholder Party, Clyde W. Smith, Michael T. Sauer, James E. Eggenschwiler, Jr., Thomas E. Wessel and Helen Chappelear, shall be imputed to each member of the Seller Group. The use in this Agreement of the word "including" means "including, without limitation." The words "herein," "hereof," "hereunder," "hereby," "hereto," "hereinafter," and other words of similar import refer to this Agreement as a whole, including the Schedules, Annexes and Exhibits, as the same may from time to time be amended, modified, supplemented or restated, and not to any particular article, section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to articles, sections, subsections, paragraphs, subparagraphs, clauses, Schedules, Annexes and Exhibits mean such provisions of this Agreement and the Schedules, Annexes and Exhibits attached to this Agreement, except where otherwise stated. The title of and the article, section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms also shall denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Accounting terms used but not otherwise defined herein shall have the meanings given to them under GAAP. Unless expressly provided otherwise, the measure of a period of one month or year for purposes of this Agreement shall be that date of the following month or year corresponding to the starting date, provided that if no corresponding date
                                         --------
exists, the measure shall be that date of the following month or year corresponding to the next day following the starting date. For example, one month following February 18 is March 18, and one month following March 31 is May 1.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the date first written above.

                              The Purchaser:
                              -------------



                              PACER INTERNATIONAL, INC.



                         By:_____________________________________

                            Print Name:__________________________

                            Title:_______________________________

                             The Company:
                             -----------

                             RAIL VAN, INC.

                         By:_____________________________________

                            Print Name:__________________________

                            Title:_______________________________

                         Rail Van LLC:
                         ------------

                             RAIL VAN LLC

                         By:_____________________________________

                            Print Name:__________________________

                            Title:_______________________________


                             The Shareholders:
                             ----------------

                             JEFFREY R. BRASHARES, AS TRUSTEE OF
                         THE JEFFREY R. BRASHARES REVOCABLE
                         TRUST U/A/D OCTOBER 16, 2000

                         ________________________________________

                         Jeffrey R. Brashares, Trustee

                             DENIS M. BRUNCAK, AS TRUSTEE OF THE
                         DENIS M. BRUNCAK REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         Denis M. Bruncak, Trustee

                             WILLIAM R. LEE, AS TRUSTEE OF THE
                         WILLIAM R. LEE REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         William R. Lee, Trustee

                             R.L. RICHARDS, AS TRUSTEE OF THE R.
                         DAVID THOMAS REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         R.L. Richards, Trustee

                             KEN D. THOMAS, AS TRUSTEE OF THE
                         KEN D. THOMAS REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         Ken D. Thomas, Trustee

                             R.L. RICHARDS, AS TRUSTEE OF THE R.L.
                         RICHARDS REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         R.L. Richards, Trustee

                             PAMELA T. FARBER, AS TRUSTEE OF THE
                         PAMELA T. FARBER REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         Pamela T. Farber, Trustee

                             MOLLY J. THOMAS, AS TRUSTEE OF THE
                         MOLLY J. THOMAS REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         Molly J. Thomas, Trustee

                             WENDY T. MORSE, AS TRUSTEE OF THE
                         WENDY T. MORSE REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         Wendy T. Morse, Trustee

                             LORI T. SEITZ, AS TRUSTEE OF THE LORI
                         T. SEITZ REVOCABLE TRUST U/A/D
                         OCTOBER 16, 2000

                         ________________________________________

                         Lori T. Seitz, Trustee


                             Other Designated Shareholders:

                             ________________________________________

                             Jeffrey R. Brashares, Individually


                             ________________________________________

                             Denis M. Bruncak, Individually


                             ________________________________________

                             William R. Lee, Individually


                             ________________________________________

                             R. David Thomas, Individually

                             ________________________________________

                             Ken D. Thomas, Individually


                             ________________________________________

                             R.L. Richards, Individually


                             ________________________________________

                             Pamela T. Farber, Individually


                             ________________________________________

                             Molly J. Thomas, Individually


                             ________________________________________

                             Wendy T. Morse, Individually

                             ________________________________________

                             Lori T. Seitz, Individually

                                    ANNEX I

                                  Shareholders
                                  ------------


                                                                     Pro Rata
                                                                     --------
                                                                     Pacer
                                                                     -----
                                              Rail    Pro Rata       Shares                       Purchase             EIN
                                              ----    --------       ------                       --------             ---
        Name and Address                Van Shares    Cash Portion   Portion       Pacer Shares   Price           Number
        ----------------                ----------    ------------   -------       ------------   -----          -------
  Jeffrey R. Brashares, Trustee
of the Jeffrey R. Brashares Revocable        1,800    $16,500,000     $2,000,000     80,000        $18,500,000   31-6650207
Trust U/A/D October 16, 2000
     786 Robbins Way
     Worthington, Ohio 43085

  Denis M. Bruncak, Trustee of the           1,800    $16,500,000     $2,000,000     80,000        $18,500,000   31-6650209
Denis M. Bruncak Revocable Trust
     U/A/D October 16, 2000
     1656 Roundwick Drive
     Powell, Ohio 43065

  William R. Lee, Trustee of the             1,800    $16,500,000     $2,000,000     80,000        $18,500,000   31-6650208
William R. Lee Revocable Trust
     U/A/D October 16, 2000
     8047 Crossgate Court South
     Dublin, Ohio 43017
     Attn.:  Mr. William R. Lee

  R.L. Richards, Trustee of the                560    $ 5,455,556     $  300,000     12,000        $ 5,755,556   31-6649119
R.L. Richards Revocable Trust
     U/A/D October 16, 2000
     c/o KDR Capital Corp.
     5131 Post Road, Suite 203
     Dublin, Ohio 43017
     Attn.:  Mr. R.L. Richards

  Ken D. Thomas, Trustee of the                560    $ 5,455,556     $  300,000     12,000        $ 5,755,556   31-6649120
Ken D. Thomas Revocable Trust
     U/A/D October 16, 2000
     c/o KDR Capital Corp.
     5131 Post Road, Suite 203
     Dublin, Ohio 43017
     Attn.:  Mr. Ken D. Thomas

  R.L. Richards, Trustee of the                560    $ 5,355,656     $  399,900     15,996        $ 5,755,556   31-6649121
R. David Thomas Revocable Trust
     U/A/D October 16, 2000
     c/o KDR Capital Corp.
     5131 Post Road, Suite 203
     Dublin, Ohio 43017
     Attn.:  Mr. R.L. Richards

                                                                     Pro Rata
                                                                     --------
                                                                     Pacer
                                                                     -----
                                              Rail   Pro Rata        Shares                       Purchase             EIN
                                              ----   --------        ------                       --------             ---
        Name and Address                Van Shares   Cash Portion    Portion     Pacer Shares     Price         Number
        ----------------                ----------   ------------    -------     ------------     -----         ------
  Molly J. Thomas, Trustee of the              30    $   308,308     $    25             1      $   308,333     31-6650204
Molly J. Thomas Revocable Trust
U/A/D October 16, 2000
     c/o KDR Capital Corp.
     5131 Post Road, Suite 203
     Dublin, Ohio 43017
     Attn.:  Mr. R.L. Richards

  Wendy T. Morse, Trustee of the               30    $   308,308     $    25             1      $   308,333     31-6650205
Wendy T. Morse Revocable Trust
U/A/D October 16, 2000
     c/o KDR Capital Corp.
     5131 Post Road, Suite 203
     Dublin, Ohio 43017
     Attn.:  Mr. R.L. Richards

  Lori T. Seitz, Trustee of the                30    $   308,308     $    25             1      $   308,333     31-6650206
Lori T. Seitz Revocable Trust
U/A/D October 16, 2000
     c/o KDR Capital Corp.
     5131 Post Road, Suite 203
     Dublin, Ohio 43017
     Attn.:  Mr. R.L. Richards

  Pamela T. Farber, Trustee of the             30    $   308,308     $    25             1      $   308,333     31-6650203
Pamela T. Farber Revocable Trust               --    -----------     -------       -------      -----------
  U/A/D October 16, 2000
     c/o KDR Capital Corp.
     5131 Post Road, Suite 203
     Dublin, Ohio 43017
     Attn.:  Mr. R.L. Richards

    Total                                   7,200    $67,000,000     $7,000,000    280,000      $74,000,000
                                            =====    ===========     ==========    =======      ===========

                                   ANNEX II

                              Certain Definitions
                              -------------------

          "Additional Amount" means the amount equal to the product of (i) .75,
           -----------------
multiplied by (ii) the consolidated net income of the Company and each of its Subsidiaries for the period from (and including) January 1, 2000, through (and including) the Closing Date, as set forth on, and calculated in accordance with, the Closing Income Statement (the "Closing Net Income"); provided, however,
                                   ------------------    --------  -------
that, for purposes of computing the Additional Amount, (x) any reasonable audit fees in excess of $60,000 charged to the Company by the Seller Group's Accountants with respect to the Company and its Subsidiaries for the year 2000 (and/or any portion thereof) shall not be taken into account for purposes of calculating the Closing Net Income; (y) any amounts collected by the Company or any of its Subsidiaries within ninety (90) days following the Closing Date (or, if earlier, prior to the final determination of the Additional Amount pursuant to Section 52) in satisfaction of the pre-petition accounts receivable due from
   ----------
Owens Corning referred to on Schedule 7.22 shall be added to the Closing Net
                             -------------
Income (but only to the extent the same were deducted in the computation of the Closing Net Income prior to giving effect to the adjustments required by this proviso); and (z) in computing the Closing Net Income, the amount of line-haul discount for the period in question shall be computed as 1.48% of line-haul expenses, plus $1,800,000.
          ----

          "Affiliate" means, with respect to any Person, (i) a partner, member,
           ---------
owner, shareholder, trustee, director or officer of such Person or of any Person identified in clause (iii) below, (ii) a spouse, parent, sibling or descendant of such Person (or spouse, parent, sibling or descendant of any partner, member, owner, shareholder, trustee, director or officer of such Person or of any Person identified in clause (iii) below), and (iii) any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such Person.

          "Arbitrating Accountants" means PricewaterhouseCoopers LLP accountants
           -----------------------
equally represented by (i) on the one hand, the Columbus, Ohio office, and (ii) on the other hand, the New York, New York and the San Francisco, California offices.

          "Business Day" means any day that is not a Saturday, Sunday or a day
           ------------
on which banking institutions in New York, New York are authorized or required to be closed.

          "Capital Lease" means any obligation to pay rent or other amounts
           -------------
under any lease of (or other arrangement conveying the right to use) assets or properties, whether real, personal or mixed, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person as of such date computed in accordance with GAAP.

          "Charter Documents" means, (i) as to any corporation, the articles,
           -----------------
certificate or memorandum of incorporation or association of such corporation, the code of regulations or by-laws of such corporation, and each other instrument or other document governing such corporation's existence and internal affairs, (ii) as to any limited partnership, the certificate of limited partnership of such partnership, the agreement of limited partnership of such partnership, and each other instrument or other document governing such partnership's existence and internal affairs, (iii) as to any limited liability company, the articles, certificate or memorandum of organization of such limited liability company, the operating agreement of such limited liability company, and each other instrument or other document governing such limited liability company's existence and internal affairs, and (iv) as to any trust, the agreement or other instrument creating such trust and any and all other documents, instruments and certificates granting (and limiting) the powers and authorities of such trust and the trustee(s) thereof and governing the activities and operations of such trust and the trustee(s) thereof, in each case in clauses (i) through (iv) above, as amended and restated and in effect at the time in question.

          "Commission" means the Securities and Exchange Commission, or any
           ----------
Governmental Entity succeeding to the functions thereof.

          "Contract" means any loan or credit agreement, note, bond, mortgage,
           --------
indenture, license, lease, sublease, grant of easement, right of way, purchase order, sale order, service order, or other contract, agreement, commitment, instrument, permit, concession, franchise or license, whether written or oral.

          "Control" means, with respect to any Person, the possession, directly
           -------
or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

          "Designated Shareholder Party" means, collectively, each Shareholder
           ----------------------------
and its related Trust Beneficiary, jointly and severally for all purposes of this Agreement.

          "Designated Shareholders Group" means each group of Designated
           -----------------------------
Shareholders listed as a "Designated Shareholder Group" on Annex III, comprised
                                                           ---------
of the Trust Beneficiary and the Trustee named together with such Trust Beneficiary on Annex III.
               ---------

          "Employee Benefit Plan" means (i) any qualified or non-qualified
           ---------------------
Employee Pension Benefit Plan (as defined in Section 3(2) of ERISA), including any Multiemployer Plan (as defined in Section 3(37) of ERISA), Multiple Employer Plan (as defined in Section 413 of the Code), or Defined Benefit Pension Plan (as defined in Section 3(35) of ERISA), (ii) any Employee Welfare Benefit Plan (as defined in Section 3(1) of ERISA), or (iii) any employee benefit, fringe benefit, compensation, severance, incentive, bonus, profit-sharing, stock option, stock purchase or other plan, program or arrangement, whether or not subject to ERISA and whether or not funded.

          "Encumbrances" means and includes security interests, mortgages,
           ------------
liens, pledges, charges, easements, reservations, restrictions, rights of way, servitudes, options, rights of first refusal, community property interests, equitable interests, restrictions of any kind and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money.

          "Environmental, Health and Safety Laws" means all Laws, Permits,
           -------------------------------------
Orders, Contracts and common law relating to or addressing pollution or protection of the environment, public health and safety, or employee health and safety, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, in each case as amended and in effect from time to time.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and any successor legislation thereto, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

          "ERISA Affiliate" means, with respect to any Person, any other Person
           ---------------
that is a member of a "controlled group of corporations" with, or is under "common control" with, or is a member of the same "affiliated service group" with such Person as defined in Section 414(b), 414(c), 414(m) or 414(o) of the Code.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "Fair Market Value" means:
           -----------------

               (i) if the shares of the Purchaser's common stock are publicly traded and reported on a closing price basis, the average of the daily high and low sales prices of such shares' sales on all United States securities exchanges on which such shares may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges for such day, or, if on any day such shares are not so listed, the average of the high and low sales prices in NASDAQ on such day, or, if on any day such shares are not quoted in NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization, in each such case averaged over a period of twenty-one (21) days consisting of the day as of which the "Fair Market Value" is being determined and the twenty (20) consecutive trading days before such day; or

               (ii) if there is no public trading market for the shares of the Purchaser's common stock, the fair value of such shares on the date of any determination as reasonably determined in good faith by the Purchaser's Board of Directors in a manner consistent with the Purchaser's valuation of the Pacer Shares at $25 per share, and after taking into consideration all factors that it historically deemed appropriate, such as grants of incentive stock options, recent sale and offer prices of shares of the Purchaser's common stock in private transactions negotiated at arms' length, and other factors deemed appropriate by the Purchaser's Board of Directors.

          "Funded Indebtedness" means, without duplication, the aggregate amount
           -------------------
(including the current portions thereof) of all (i) indebtedness for money borrowed by the Company or any of its Subsidiaries from other Persons (including any prepayment and similar penalties) and purchase money indebtedness (other than accounts payable in the ordinary course of business, consistent with past practice); (ii) indebtedness of the type described in clause (i) above guaranteed, directly or indirectly, in any manner by the Company or any of its

Subsidiaries or in effect guaranteed, directly or indirectly, in any manner by the Company or any of its Subsidiaries through a Contract or other understanding or arrangement, contingent or otherwise, to supply funds to, or in any other manner invest in, the debtor, or to purchase indebtedness, or to purchase and pay for property if not delivered or pay for services if not performed, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owners of the indebtedness against loss (any such Contract or other understanding or arrangement being referred to as a "Guaranty") (but the term "Guaranty" shall exclude endorsements of checks and
 --------
other instruments in the ordinary course or business, consistent with past practice); (iii) all indebtedness of the type described in clause (i) above secured by any Encumbrance upon assets or properties owned by the Company or any of its Subsidiaries even though the Company or any such Subsidiary has not in any manner become liable for the payment of such indebtedness; (iv) Capital Leases, and (v) all interest expense and other charges accrued but unpaid, and all prepayment penalties and premiums, on or relating to any of such indebtedness. Funded Indebtedness of the Company and each of its Subsidiaries as of the date hereof is set forth on Schedule 7.13(d).
                                      ----------------

          "GAAP" means generally accepted accounting principles in the United
           ----
States, as promulgated by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied.

          "Governmental Entity" means any domestic or foreign government or
           -------------------
political subdivision thereof, whether on a federal, state, provincial or local level and whether legislative, executive, judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

          "Guaranty" has the meaning given to it in the definition of Funded
           --------
Indebtedness.

          "Income Taxes" means all income Taxes (including any Tax on or based
           ------------
upon net income, gross income, income as specially defined, earnings, profits or selected items of income, earnings or profits (including state Taxes imposed on subchapter S corporations)).

          "Indemnified Persons" means and includes the Seller Indemnified
           -------------------
Persons and/or the Purchaser Indemnified Persons, as the case may be.

          "Indemnifying Persons" means and includes the Seller Indemnifying
           --------------------
Persons and/or the Purchaser Indemnifying Persons, as the case may be.

          "Intellectual Property Rights" means all intellectual property rights,
           ----------------------------
including patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, trade dress, logos and designs, and the goodwill connected with the foregoing, copyrights and copyright applications, know-how, trade secrets, proprietary processes and formulae, confidential information, franchises, licenses, inventions, instructions, marketing materials and all documentation and media constituting, describing or relating to the foregoing, including manuals, memoranda and records.

          "KDR Designated Shareholders" means and includes each of the R. David
           ---------------------------
Thomas Revocable Trust U/A/D October 16, 2000, R. David Thomas, the Ken D. Thomas Revocable Trust U/A/D October 16, 2000, Ken D. Thomas, the R. L. Richards Revocable Trust

U/A/D October 16, 2000, R. L. Richards, the Pamela T. Farber Revocable Trust U/A/D October 16, 2000, Pamela T. Farber, the Molly J. Thomas Revocable Trust U/A/D October 16, 2000, Molly J. Thomas, the Wendy T. Morse Revocable Trust U/A/D October 16, 2000, Wendy T. Morse, the Lori T. Seitz Revocable Trust U/A/D October 16, 2000, and Lori T. Seitz.

          "Law" means any applicable domestic or foreign law, statute, treaty,
           ---
rule, directive, regulation, ordinance or similar provision having the force or effect of law, whether on a federal, state, provincial or local level (including all Environmental, Health and Safety Laws), or any applicable Order of any Governmental Entity.

          "Liability" means any actual or potential liability or obligation,
           ---------
whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, or liquidated or unliquidated, and whether due or to become due, regardless of when asserted.

          "Litigation Expense" means any reasonable out-of-pocket expenses
           ------------------
incurred in connection with investigating, defending or asserting any claim, legal or administrative action, suit or Proceeding incident to any matter indemnified against hereunder, including court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of outside legal counsel, investigators, expert witnesses, accountants and other professionals.

          "Losses" means any and all losses (including a diminution in the value
           ------
of the Purchaser's or the Company's capital stock), claims, shortages, damages, expenses (including reasonable attorneys' and accountants' and other professionals' fees and Litigation Expenses), assessments, Taxes (including interest and penalties thereon), and insurance premium increases arising from or in connection with any such matter that is the subject of indemnification under
Article XI, as reduced by (i) the amount actually recovered under insurance policies (net of deductibles and incidental expenses resulting therefrom), and
(ii) Tax benefits actually realized under Tax Laws in respect of such Losses, net of all reasonable costs and expenses of recovering any such Tax benefits. For purposes of determining Tax benefits actually realized, there shall be included only those Tax benefits resulting from such Loss that are actually realized before the taxable year in which a payment for a Loss is received and Tax benefits resulting from such Loss that are actually realized in the taxable year in which a payment for a Loss is received, as increased by (x) the amount
                                                   ---------
of any Taxes payable on such indemnification payment and (y) the amount of any Taxes payable on the payment referred to in clause (x) hereof. The Purchaser and each member of the Seller Group hereby agree that the Purchase Price shall be deemed to be decreased by the amount of any payment made by the Seller Indemnifying Persons to the Purchaser with respect to Losses incurred by the Purchaser Indemnified Persons for which the Seller Indemnifying Persons have indemnified the Purchaser Indemnified Persons.

          "Management Shareholders" means Jeffrey R. Brashares, Denis M.
           -----------------------
Bruncak, William R. Lee and Ken D. Thomas.

          "NASDAQ" means the National Association of Securities Dealers, Inc.
           ------
Automated Quotation System.

          "Orders" means judgments, writs, decrees, compliance agreements,
           ------
injunctions or judicial or administrative orders and determinations of any Governmental Entity or arbitrator.

          "Pacer Registration Statement" means the registration statement on
           ----------------------------
Form S-4 filed by the Purchaser with the Commission, registration number 333-85041, and declared effective on November 5, 1999.

          "Pacer Shareholders' Agreement" means the Shareholders' Agreement
           -----------------------------
dated as of May 28, 1999, as the same may be amended, modified or supplemented, by and among the Purchaser, Coyote Acquisition, LLC, Coyote Acquisition II LLC, and the individual shareholders of the Purchaser that are a party thereto.

          "Percentage Interest" means, with respect to each Designated
           -------------------
Shareholder, that percentage set forth opposite such Designated Shareholder's name on Annex III attached to this Agreement.
        ---------

          "Permits" means all permits, licenses, authorizations, registrations,
           -------
franchises, approvals, consents, certificates, variances and similar rights obtained, or required to be obtained, from a Governmental Entity.

          "Permitted Encumbrances" means (i) Encumbrances for Taxes not yet due
           ----------------------
and payable or being contested in good faith by appropriate Proceedings and for which there are adequate reserves on the books, (ii) workers' or unemployment compensation liens arising in the ordinary course of business, and (iii) mechanic's, materialman's, supplier's, vendor's or similar liens arising in the ordinary course of business, consistent with past practice, securing amounts that are not delinquent.

          "Person" shall be construed as broadly as possible and shall include
           ------
an individual or natural person, a partnership (including a limited liability partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a business, a Governmental Entity, and any other entity.

          "Plan of Operations" means the Project Camper - Synergy Plan of
           ------------------
Operations, a copy of which is attached hereto as Exhibit H.
                                                  ---------

          "Proceeding" means any action, suit, investigation or proceeding
           ----------
before any Governmental Entity or arbitrator.

          "Purchaser Indemnified Persons" means the Purchaser and its Affiliates
           -----------------------------
(including, following the Closing, the Company and each of its Subsidiaries), their respective successors and assigns, and the respective officers, directors and controlling parties of each of the foregoing; provided, however, that any
                                                  --------  -------
such Person who was, prior to the Closing Date, an officer, director, employee, Affiliate, successor or assign of the Company or any of its Subsidiaries, or a Designated Shareholder Party, shall not in such capacity, be a Purchaser Indemnified Person with respect to a breach of this Agreement or any Related Document based on facts or circumstances occurring, or actions taken by such Person, at or prior to the Closing.

          "Purchaser Indemnifying Persons" means the Purchaser and its
           ------------------------------
successors.

          "Purchaser Losses" means any and all Losses sustained, suffered or
           ----------------
incurred by any Purchaser Indemnified Person arising from or in connection with any matter that is the subject of indemnification under Article XI.

          "Purchaser's Accountants" means PricewaterhouseCoopers LLP's New York,
           -----------------------
New York and San Francisco, California offices.

          "Securities" means "securities" as defined in Section 2(1) of the
           ----------
Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

          "Seller Group" means either (i) if the Closing does not occur, the
           ------------
Company, Rail Van LLC, the Shareholders and the Trust Beneficiaries, or (ii) if the Closing does occur, the Shareholders and the Trust Beneficiaries.

          "Seller Group's Accountants" means PricewaterhouseCoopers LLP's
           --------------------------
Columbus, Ohio office.

          "Seller Indemnified Persons" means either (i) if the Closing does not
           --------------------------
occur, the Company, each of the Company's Subsidiaries, each Designated Shareholder, and their respective Affiliates, directors, officers, personal representatives, estates, heirs, successors and permitted assigns, or (ii) if the Closing does occur, each Designated Shareholder and his, her or its personal representatives, estate, heirs, successors and permitted assigns.

          "Seller Indemnifying Persons" means either (i) if the Closing does not
           ---------------------------
occur, the Company, each of the Company's Subsidiaries, each Designated Shareholder Party, and their respective personal representatives, estates, heirs, successors and permitted assigns, or (ii) if the Closing does occur, each Designated Shareholder Party and his, her or its personal representatives, estate, heirs, successors and permitted assigns.

          "Seller Losses" means any and all Losses sustained, suffered or
           -------------
incurred by any Seller Indemnified Person arising from or in connection with any matter that is the subject of indemnification under Article XI.

          "Shareholders' Representative" means William R. Lee, in his capacity
           ----------------------------
as Shareholders' Representative pursuant to Section 9.13, or his successor or successors appointed to serve in such capacity pursuant to Section 9.13.

          "Subsidiary" means, with respect to any Person, any other Person (i)
           ----------
whose Securities having a majority of the general voting power in electing the board of directors or equivalent governing body of such Person (excluding Securities entitled to vote only upon the failure to pay dividends thereon or the occurrence of other contingencies) are, at the time as of which any determination is being made, owned by such Person either directly or indirectly through one or more other entities constituting Subsidiaries, or (ii) a fifty percent (50%) interest in the profits or capital of whom is, at the time as of which any determination is being made, owned by such Person either directly or indirectly through one or more other entities constituting Subsidiaries.

          "Tax Return" means any return, declaration, report, claim for refund,
           ----------
or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

          "Taxes" means, with respect to any Person, (i) all Income Taxes and
           -----
all gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties and other taxes, fees, assessments or charges of any kind whatsoever, together with all interest and penalties, additions to tax, and other additional amounts imposed by any taxing authority (domestic or foreign) on such Person, and (ii) any liability for the payment of any amount of the type described in the foregoing clause (i) as a result of (A) being a "transferee" (within the meaning of Section 6901 of the Code or any other applicable Law) of another Person, (B) being a member of an affiliated, combined or consolidated group, or
(C) a Contract or other understanding or arrangement.

          "Transportes" means Transportes Rail Van, S. de R.L. de C.V., a
           -----------
Mexican variable capital limited company.

          "Trusts" means and includes each of the Jeffrey R. Brashares Revocable
           ------
Trust U/A/D October 16, 2000, the Denis M. Bruncak Revocable Trust U/A/D October 16, 2000, the William R. Lee Revocable Trust U/A/D October 16, 2000, the R. David Thomas Revocable Trust U/A/D October 16, 2000, the Ken D. Thomas Revocable Trust U/A/D October 16, 2000, the R.L. Richards Revocable Trust U/A/D October 16, 2000, the Pamela T. Farber Revocable Trust U/A/D October 16, 2000, the Molly
J. Thomas Revocable Trust U/A/D October 16, 2000, the Wendy T. Morse Revocable Trust U/A/D October 16, 2000, and the Lori T. Seitz Revocable Trust U/A/D October 16, 2000.

                                   ANNEX III
           Percentage Interests of the Designated Shareholder Groups
           ---------------------------------------------------------

Designated Shareholder Groups                             Percentage Interest      Cash Equivalent Amount
-----------------------------                             -------------------      ----------------------
Jeffrey R. Brashares Group
--------------------------

Jeffrey R. Brashares and the Jeffrey R. Brashares                25.0000%                $1,500,000
     Revocable Trust U/A/D October 16, 2000 /(1)/

Denis M. Bruncak Group
----------------------

Denis M. Bruncak and the Denis M. Bruncak Revocable              25.0000%                $1,500,000
     Trust U/A/D October 16, 2000 /(1)/

William R. Lee Group
--------------------

William R. Lee and the William R. Lee Revocable                  25.0000%                $1,500,000
     Trust U/A/D October 16, 2000 /(1)/

KDR Group:
---------

     R.L. Richards Group
     -------------------

     R.L. Richards and the R.L. Richards Revocable                7.7778%                $  788,889
         Trust U/A/D October 16, 2000 /(1) (2)/

     Ken D. Thomas Group
     -------------------

     Ken D. Thomas and the Ken D. Thomas Revocable                7.7778%                $  788,889
         Trust U/A/D October 16, 2000 /(1) (2)/

     R. David Thomas Group
     ---------------------

     R. David Thomas and the R. David Thomas Revocable            7.7778%                $  688,990
         Trust U/A/D October 16, 2000 /(1) (2)/

     Pamela T. Farber Group
     ----------------------

     Pamela T. Farber and the Pamela T. Farber Revocable          0.4167%                $   58,308
         Trust U/A/D October 16, 2000 /(1) (2)/

     Molly J. Thomas Group
     ---------------------

     Molly J. Thomas and the Molly J. Thomas Revocable            0.4167%                $   58,308
         Trust U/A/D October 16, 2000 /(1) (2)/

     Wendy T. Morse Group
     --------------------

     Wendy T. Morse and the Wendy T. Morse Revocable              0.4167%                $   58,308
         Trust U/A/D October 16, 2000 /(1) (2)/

                                     III-1

Designated Shareholder Groups                           Percentage Interest     Cash Equivalent Amount
-----------------------------                           -------------------     ----------------------
     Lori T. Seitz Group
     -------------------

         Lori T. Seitz and the Lori T. Seitz                    0.4167%               $   58,308
                                                              --------                ----------
         Revocable Trust U/A/D October 16,
         2000 /(1) (2)/

Total KDR Group                                                25.0000%               $2,500,000
---------------                                               --------                ----------

Total All Shareholders                                        100.0000%               $7,000,000
----------------------                                        ========                ==========

/(1)/   For purposes of Article XI, each of the Persons listed (e.g., Jeffrey R.
                                                                ----
        Brashares individually and as Trustee under the Jeffrey R. Brashares Revocable Trust) is jointly and severally liable for the Percentage Interest and Cash Equivalent Amount set forth opposite his, her or its name on this Annex III.
                     ---------

/(2)/ For purposes of Article XI, each of the Persons listed is jointly and severally liable for the total Percentage Interest and total Cash Equivalent Amount of the entire KDR Group.

                                     III-2

                                 SCHEDULE 6.1

                   Foreign Qualifications for the Purchaser
                   ----------------------------------------

1.   Arkansas

2.   California

3.   Colorado

4.   Connecticut

5.   Georgia

6.   Illinois

7.   Indiana

8.   Kansas

9.   Kentucky

10.  Louisiana

11.  Massachusetts

12.  Michigan

13.  Minnesota

14.  Missouri

15.  Nebraska

16.  New Hampshire

17.  New Jersey

18.  New Mexico

19.  New York

20.  North Carolina

21.  Ohio

22.  Oregon

23.  Pennsylvania

24.  Tennessee

25.  Texas

26.  Virginia

27.  Washington

28.  West Virginia

29.  Wisconsin

                                 SCHEDULE 6.4

                          Purchaser's Capitalization
                          --------------------------

A.   Authorized Shares
     -----------------

     1.   20,000,000 shares of common stock, $.01 par value (the "Pacer Common
                                                                  ------------
          Stock").
          -----

     2.   1,000,000 shares of preferred stock, $.01 par value (the "Pacer
                                                                    -----
          Preferred Stock"), of which 50,000 shares are designated Series A
          ---------------
          Preferred Nonparticipating Pay-In-Kind Stock, $.01 par value (the "Pacer Series A Preferred").
           ------------------------

B.   Outstanding Shares
     ------------------

     1. 11,077,373 shares of Pacer Common Stock were issued and outstanding as of November 3, 2000.

     2. No shares of Pacer Preferred Stock (including the Pacer Series A Preferred) are issued or outstanding.

c.   Convertible, Exchangeable Securities, Etc.
     ------------------------------------------

     The Purchaser has reserved up to 80,000 shares of Pacer Common Stock for issuance upon the exercise of options granted in October 2000 outside of the Purchaser's 1999 Stock Option Plan.

                                 SCHEDULE 7.15
                   Tax Covenants; Section 338 Election; Etc.
                   -----------------------------------------

          (a) The Shareholders' Representative shall be responsible for preparing the Company's federal income Tax Return (and any other Tax Returns the income, gains, losses and deductions from which will flow through to the Shareholders or the Trust Beneficiaries for Tax purposes), in a manner consistent with past practice and in compliance with all applicable Laws, for the period from (and including) January 1, 2000, and ending on the Closing Date; provided, however, that (i) the reporting of the effects on such Tax Returns
--------  -------
(including IRS Form 1120-S) of the Section 338 Elections (as defined below) shall be reflected in the manner previously agreed to among the parties and otherwise as jointly determined by and subject in all other respects to the mutual agreement of, the Shareholders' Representative and the Purchaser, and
(ii) all other aspects of such Tax Returns shall be subject to the prior approval of the Purchaser, which approval shall not be unreasonably withheld or delayed. The Shareholders shall submit to the Purchaser for such agreement and approval a proposed federal income Tax Return for such period not later than thirty (30) days prior to the earlier of the due date (with extensions) of such Tax Return or the filing thereof. The Purchaser in no event shall withhold or delay its approval of such Tax Returns based on an argument that an accounting method historically used by the Company should be changed, so long as such Tax Returns and the accounting methods historically used by the Company and reflected in such Tax Returns (i) are based on positions that are consistent with positions that the Company and the Shareholders have taken in Tax Returns filed prior to January 1, 2000, (ii) are in compliance with all applicable Laws, and (iii) accurately reflect the agreed-upon reporting (whether pursuant to the mutual agreement of the Purchaser and the Shareholder's Representative or the final determination of the Arbitrating Accountants as contemplated in paragraph
(e) below) of the effects of the Section 338 Elections on such Tax Returns, to the extent applicable.

          (b) Neither the Company nor any of its Subsidiaries will amend any Tax Return (including the Company's federal income Tax Return), the income, gains, losses and deductions from which will flow through to the Shareholders or the Trust Beneficiaries for Tax purposes.

          (c) Each of the Shareholders and the Purchaser agree to jointly make, or to cause to be jointly made, in an appropriate and timely manner, the elections provided for by Section 338(h)(10) of the Code (and, to the extent necessary to allow for an election under Section 338(h)(10) of the Code, any other elections provided for by the Code) and any corresponding election under any other local, state or foreign Law (collectively, the "Section 338
                                                          -----------
Elections") with respect to the purchase of the Shares hereunder.
---------

          (d) The Shareholders, the Shareholders' Representative and the Purchaser shall cooperate with each other to take all actions necessary or appropriate to effect and preserve timely the Section 338 Elections, including preparing Internal Revenue Service Form 8023 (Corporate Qualified Stock Purchase Agreement) and any related and comparable forms for any other local, state or foreign Law (collectively, the "Section 338 Election Forms").
                                --------------------------

          (e) The Purchaser and the Shareholders' Representative shall jointly prepare all Section 338 Election Forms, in a manner consistent with the applicable provisions of this Agreement. As reasonably requested from time to time by the Purchaser or the Shareholders'

Representative (whether before, at or after the Closing), the Purchaser, the Shareholders and the Shareholders' Representative shall assist one another, and shall provide the necessary information to one another, in connection with the joint preparation by the Purchaser and the Shareholders' Representative of the
Section 338 Election Forms. Each of the Purchaser, the Shareholders and the Shareholder's Representative also agree to cause the Section 338 Election Forms to be (i) duly executed at or before the Closing by the Company, the Shareholders or any Affiliate of the Company or the Shareholders, and by the Purchaser, as appropriate, and (ii) delivered to the Purchaser (with copies to the Shareholders' Representative) at the Closing. If the Purchaser or the Shareholders' Representative reasonably determines that a change is required to any Section 338 Election Form previously executed by any party, the Purchaser and the Shareholders' Representative shall jointly prepare a new Section 338 Election Form and deliver it to the Company, the Shareholders or such Affiliate of the Company or the Shareholders, or the Purchaser, as applicable, and the Company, the Shareholders or such Affiliate of the Company or the Shareholders, or the Purchaser, as applicable, shall cause such form to be duly executed and promptly delivered to the Purchaser (with copies to the Shareholders' Representative). Any dispute between the Purchaser and the Shareholders' Representative relating to the preparation of any Section 338 Election Form or to the reporting of the effects of the Section 338 Elections on the Company Tax Returns referred to in paragraph (a) above that is not resolved by them within fifteen (15) days prior to the due date (with extensions, if any) for the filing of such form shall on such fifteenth (15/th/) day prior to such due date be submitted to the Arbitrating Accountants for final and binding resolution pursuant to those provisions of Schedule 9.15 of this Agreement as may be made
                                -------------
applicable to such dispute resolution process and such other provisions applicable to such dispute resolution process as may be reasonably agreed to by the Purchaser and the Shareholder's Representative or reasonably determined by the Arbitrating Accountants.

          (f) Subject to paragraph (e) above, the Purchaser shall file, or cause to be filed, in a timely manner all Section 338 Election Forms and shall provide the Shareholders' Representative with notice of such filings.

          (g) The Shareholders and the Purchaser agree to report, or cause to be reported, the purchase by the Purchaser of the Shares consistent with the
Section 338 Elections and shall take no position on any Tax Return, or in any audit, examination, investigation, or other proceeding, that is inconsistent with such Section 338 Elections and the agreed-upon reporting (whether pursuant to the mutual agreement of the Purchaser and the Shareholder's Representative or the final determination by the Arbitrating Accountants) of the effects of the
Section 338 Elections on the Tax Returns referred to in paragraph (a) above.

          (h) In connection with the preparation of the Section 338 Election Forms, the Shareholders' Representative and the Purchaser shall cooperate and consult with each other in good faith in order to reach a mutually acceptable agreement (the "Allocation Agreement") with respect to the allocation of the
                --------------------
Aggregate Deemed Sales Price (as defined in Treasury Regulation Section 1.338-4T(a)) among the assets of the Company that complies with the applicable Treasury Regulations promulgated under Section 338 of the Code, and, in connection therewith, the parties hereby agree that the fair-market value of the tangible assets of the Company and its Subsidiaries shall be the adjusted tax basis of the same in the hands of the Company and its Subsidiaries.

          (i) The Designated Shareholder Parties, in accordance with their respective Percentage Interests (provided, however, that any liability the
                                 --------  -------
Designated Shareholder Parties have for payments pursuant to this paragraph (i) shall be joint and several), shall reimburse the Company in an amount (if any) equal to (i) the actual amount of federal, state and local income Taxes in excess of $1,000,000 (the "Corporate-Level Tax Cap") that are payable by the
                           -----------------------
Company as a result of making the Section 338 Elections if, as and when the same shall be paid by the Company to the relevant federal, state and local Taxing authorities and/or, if applicable, upon the final determination of the Shareholder-Level Taxes (as defined below) (the amount of such Taxes paid by the Company being called the "Corporate-Level Taxes"), minus (ii) the amount, if
                          ---------------------    -----
any, by which the Shareholder-Level Tax Cap (as defined below) exceeds the actual amount of Shareholder-Level Taxes reimbursed by the Company pursuant to paragraph (j) below.

          (j) The Purchaser shall reimburse each Shareholder or Trust Beneficiary for the amount of additional federal income Taxes (and, with respect to the R. David Thomas Irrevocable Trust and its Trust Beneficiary only, the amount of additional state and local income Taxes), if any, that are payable by such Shareholder or Trust Beneficiary as a direct result of making the Section 338 Elections (and that would not otherwise have been due from such Shareholder or Trust Beneficiary if the Closing occurred on the Closing Date and such
Section 338 Elections had not been made), plus the increase, if any, in federal, state and local income Taxes resulting from Purchaser's payment to such Shareholder or Trust Beneficiary pursuant to this paragraph (j) (with such total reimbursement being treated as additional Purchase Price pursuant to paragraph
(k) below), if, as and when the same shall be paid by such Shareholder or Trust Beneficiary to the relevant federal, state and local Taxing authorities (the amount of such Taxes reimbursed by the Company being called the "Shareholder-
                                                                 -----------
Level Taxes").  Anything contained in this Schedule 9.15 to the contrary
-----------                                -------------
notwithstanding, the Purchaser's maximum liability hereunder in the aggregate to all Shareholders and Trust Beneficiaries shall not exceed the sum of (i) $3,000,000 (the "Shareholder-Level Tax Cap"), plus (ii) the amount, if any, by
                 -------------------------    ----
which the Corporate-Level Tax Cap exceeds the actual amount of Corporate-Level Taxes payable by the Company.

          (k) The Purchaser and each member of the Seller Group hereby agree that the Purchase Price shall be deemed to be decreased or increased by the amount of any payment made pursuant to paragraph (i) or (j) above, respectively. The parties' respective payment obligations under paragraphs (i) and (j) above shall remain in effect until the final determination of the Corporate-Level Taxes and the Shareholder-Level Taxes, and thus shall be subject to increasing or decreasing adjustment (whether by way of additional payment in the case of a party's prior underpayment or by way of reimbursement in the case of a party's prior overpayment) upon the final determination of the Corporate-Level Taxes and the Shareholder-Level Taxes.

          (l) The Purchaser shall pay, or cause to be paid, all sales, use and other transfer Taxes (if any) that are payable by the Company or any of its Subsidiaries as a direct result of making the Section 338 Elections.

                                 SCHEDULE 7.17
                              Aircraft Agreements
                              -------------------


       A.   Citation II (12.5% Interest)
            ----------------------------

1. Purchase Agreement, dated March 31, 1999, by and among Brut Air, Inc., Flight Options, Inc., and Corporate Wings, Inc.

2. Owners Agreement, dated March 31, 1999, by and between Brut Air, Inc. and Flight Options, Inc.

3. Amendment to Owners Agreement, dated March 31, 1999, by and between Flight Options, Inc. and Brut Air, Inc.

4. Master Interchange Agreement, dated November 1, 1998, by and between Flight Options, Inc. and Brut Air, Inc.

5. Amendment to Master Interchange Agreement, dated March 31, 1999, by and between Flight Options, Inc. and Brut Air, Inc.

6. Management Agreement, dated March 31, 1999, by and between Flight Options, Inc. and Brut Air, Inc.

7. Lease Agreement, dated March 31, 1999, by and between the Company and Brut Air, Inc. (governing the lease of both the 12.5% interest in Citation II and the 37.5% interest in Beechjet 400A)

       B.   Beechjet 400A (37.5% Interest)
            ------------------------------

1. Purchase Agreement, dated March 31, 1999, by and between Brut Air, Inc., Flight Options, Inc. and Corporate Wings, Inc.

2. Owners Agreement, dated March 31, 1999, by and between Brut Air, Inc. and Flight Options, Inc.

3. Amendment to Owners Agreement, dated March 31, 1999, by and between Flight Options, Inc. and Brut Air, Inc.

4. Master Interchange Agreement, dated November 1, 1998, by and between Flight Options, Inc. and Brut Air Inc.

5. Amendment to Master Interchange Agreement, dated March 31, 1999, by and between Flight Options, Inc. and Brut Air, Inc.

6. Management Agreement, dated March 31, 1999, by and between Flight Options, Inc. and Brut Air, Inc.

7. Lease Agreement, dated March 31, 1999, by and between the Company and Brut Air, Inc. (governing the lease of both the 12.5% interest in Citation II and the 37.5% interest in Beechjet 400A)

       C.   Beechjet 400A (12.5% Interest)
            ------------------------------

1. Purchase Agreement, dated December 31, 1999, by and between Brut Air, Inc. and Flight Options, Inc.

2. Owners Agreement, dated December 31, 1999, by and between Brut Air, Inc. and Flight Options, Inc.

3. Master Interchange Agreement, dated July 1, 1999, by and among Flight Options, Inc. and Rail Van LLC.

4. Management Agreement, dated December 29, 1999, by and between Flight Options, Inc. and Brut Air, Inc.

5. Lease Agreement, dated December 31, 1999, by and between the Company and Brut Air, Inc.

                                   EXHIBIT A


                            Form of General Release
                            -----------------------

                                   EXHIBIT B

            Form of Employment Agreement with Jeffrey R. Brashares
            ------------------------------------------------------


                             EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of December ___,
                                      ---------
2000, is by and between Rail Van LLC, an Ohio limited liability company (the "Company"), and Jeffrey R. Brashares (the "Employee").
--------                                   --------

                                   PREAMBLE

     On the date hereof, Pacer International, Inc., a Tennessee corporation

("Pacer"), directly or indirectly, is acquiring all of the outstanding capital
-------
stock of the Company pursuant to the Stock Purchase Agreement dated as of December 18, 2000 (the "Purchase Agreement"), by and among Pacer, the Company,
                        ------------------
the Employee and the other stockholders of the Company (the "Acquisition"). It
                                                             -----------
is a condition precedent to the consummation of the Acquisition that the Company and the Employee enter into this Agreement to assure to the Company the benefits of the continued experience and services of the Employee, all on the terms and subject to the conditions contained in this Agreement.

     ACCORDINGLY, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company and the Employee, the Company and the Employee hereby agree as follows:

   Section 1.  Duties.  On the terms and subject to the conditions contained in
               ------
this Agreement, the Employee will be employed by the Company as its President, responsible for the Company's internal operations (the "Duties"), reporting to
                                                        ------
and subject to the supervision and direction of the Company's Board of Managers (the "Board") and the Company's more senior officers. The Employee shall
      -----
perform the Duties and such other duties and services on behalf of the Company and its subsidiaries and other affiliates consistent with such position as reasonably may be assigned to the Employee from time to time by the Board or the Company's more senior officers. Anything contained in this Section 1 or elsewhere in this Agreement to the contrary notwithstanding, the Employee acknowledges and agrees that the Employee's position and title with the Company may be subject to change in the event that the Company is merged with or into or otherwise consolidated or combined with or into Pacer or any of its other subsidiaries or affiliates; provided, however, that the foregoing
                            --------  -------
acknowledgement and agreement shall in no way limit or adversely affect the Employee's rights to terminate his employment hereunder for Good Reason pursuant to the applicable provisions of 13.14(r).

   Section 2.  Term.  Unless sooner terminated in accordance with the applicable
               ----
provisions of this Agreement, the Employee's employment hereunder shall be for the period (including any extensions thereof, the "Employment Period")
                                                   -----------------
commencing on the date hereof (the "Commencement Date") and initially ending on
                                    -----------------
the first anniversary of the date hereof (the "Initial Term"). Subject to the
                                               ------------
applicable provisions of Section 6 and Section 7 regarding earlier termination, the Employment Period shall be extended automatically thirty (30) days prior to the first anniversary of the Commencement Date, for an additional period of two (2) years (the "Initial Renewal Term"), and, thereafter, thirty
                              --------------------
(30) days prior to each two (2) year anniversary of the first day of the Initial Renewal Term for an additional period of two (2) years (each such extension being referred to as a "Subsequent Renewal Term"). The date on which the
                        -----------------------
Employment Period is scheduled to expire, whether at the end of the Initial Term, the Initial Renewal Term or a Subsequent Renewal Term, if any, is called the "Scheduled Expiration Date" herein.
     -------------------------

   Section 3.  Time to be Devoted to Employment.  During the Employment Period,
               --------------------------------
the Employee shall devote substantially all of the Employee's working energies, efforts, interest, abilities and time exclusively to the business and affairs of the Company and its subsidiaries and other affiliates. The Employee shall not engage in any other business or activity that, in the reasonable judgment of the Board, would conflict or interfere with the performance of the Employee's duties as set forth herein, whether or not such activity is pursued for gain, profit or other pecuniary advantage, provided, however, that nothing contained in this
                           --------  -------
Section 3 shall be construed as prohibiting the Employee from providing services to Campermex LLC, an Ohio limited liability company, so long as such activities do not, in the reasonable judgment of the Board, conflict or interfere with the Employee's performance of his duties and obligations under this Agreement..

   Section 4.  Base Salary; Bonus; Benefits.
               ----------------------------

       (m) During the Employment Period, the Company (or any of its subsidiaries or other affiliates) shall pay the Employee a minimum annual base salary (the "Base Salary") of $572,000, payable in such installments (but not
             -----------
less often than monthly) as is generally the policy of Pacer and its subsidiaries from time to time with respect to the payment of regular compensation to their respective executive officers. During the Employment Period, the Employee will be entitled to (i) no less than four (4) weeks vacation per calendar year occurring during the Employment Period, which shall accrue and be taken in accordance with the Company's policy in effect from time to time, (ii) up to $400 per month for country club dues and up to $1,700 per month for an automobile allowance, and (iii) such paid holidays and other benefits as may be made available from time to time to other executive officers of Pacer and its subsidiaries generally, including, without limitation, participation in such health, life and disability insurance programs and retirement or savings plans, if any, as Pacer and its subsidiaries may from time to time maintain in effect, subject to Pacer's and its subsidiaries' rights from time to time to amend, modify, change or terminate in any respect any of their respective employee benefit plans, policies, programs or benefits.

       (n) In addition to the Base Salary and benefits set forth in 13.14(m), during the Employment Period the Employee will not be entitled hereunder to receive any bonus; provided, however, that nothing contained herein shall limit
                   --------  -------
or restrict the right of the Board to award the Employee a cash incentive bonus, as determined by the Board in its sole discretion, such bonus, if any, to be paid in a lump sum following the end of the calendar year with respect to which such bonus is payable (such payment to be made at or within the same time or times that performance bonuses are paid to the other executive officers of Pacer and its subsidiaries). Anything contained in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated for any reason, other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Company nor any of its subsidiaries or other affiliates shall be obligated to pay the Employee any bonus that may have previously been awarded by the Board with respect to the calendar year of the Company in which such termination occurred or thereafter. If the Employee's employment with the Company is terminated by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), the Employee shall be entitled to receive that portion of the bonus, if any, that may have previously been awarded by the Board and that may be payable for the calendar year of the Company during which such termination occurs pro rated through the date of such termination based on the number of days elapsed through the termination date over three hundred and sixty-five (365) days, payable in accordance with the first sentence of this 13.14(n).

          (o) All references herein to compensation to be paid to the Employee are to the gross amounts thereof that may be due hereunder. The Company shall have the right to deduct therefrom all sums that may be required to be deducted or withheld under any provision of law (including, without limitation, social security payments, income tax withholding, and any other deduction required by law) as in effect at all relevant times during the term of this Agreement.

     Section 5.  Reimbursement of Expenses.  During the Employment Period, the
                 -------------------------
Company reasonably shall reimburse the Employee in accordance with the Company's policy for all reasonable and necessary traveling expenses and other disbursements incurred by the Employee for or on behalf of the Company in connection with the performance of the Employee's duties hereunder upon presentation of appropriate receipts or other documentation therefor, in accordance with all applicable policies of the Company.

     Section 6.  Disability or Death.  If, during the Employment Period, the
                 -------------------
Employee is incapacitated or disabled by accident, sickness or otherwise (hereinafter, a "Disability") so as to render the Employee mentally or
                 ----------
physically incapable of performing the services required to be performed by the Employee under this Agreement for any period of ninety (90) consecutive days or for an aggregate of one hundred and eighty (180) days in any period of three hundred and sixty (360) consecutive days, the Company may, at any time thereafter, at its option, terminate the Employee's employment under this Agreement immediately upon giving the Employee written notice to that effect. In the event of the Employee's death, the Employee's employment will be deemed terminated as of the date of death.

     Section 7.  Termination.
                 -----------

          (p) The Company may terminate the Employee's employment hereunder at any time for "cause" by giving the Employee written notice of such termination, containing reasonable specificity of the grounds therefor. For purposes of this Agreement, "cause" shall mean (i) the Employee's willful misconduct with respect to the business and affairs of the Company or any of its subsidiaries or other affiliates, (ii) the Employee's willful neglect of the Employee's duties or the failure to follow the lawful and reasonable directions of the Board or more senior officers of the Company to whom the Employee reports, including, without limitation, the violation of any material policy of the Company or any of its subsidiaries or other affiliates that is applicable to the Employee,
(iii) the Employee's material breach of any of the provisions of this Agreement or any other material written agreement between the Employee and the Company or any of its subsidiaries or other affiliates and, if such breach is capable of being cured, the Employee's failure to cure such breach within thirty (30) days of receipt of written notice thereof from the Company or any of its subsidiaries or other affiliates, (iv) the Employee's commission of a felony, (v) the Employee's commission of an act of fraud or financial dishonesty with respect to the Company or any of its subsidiaries or other affiliates, or (vi) the Employee's conviction for a crime involving moral turpitude or fraud. A termination pursuant to this 13.14(p) shall take effect immediately upon the giving of the notice contemplated hereby.

          (q) The Company may terminate the Employee's employment hereunder at any time without "cause" by giving the Employee written notice of such termination, which termination shall be effective as of the date set forth in such notice, provided that such date shall not be earlier than the date of such
             --------
notice.

          (r) The Employee may terminate his employment hereunder at any time for "good reason" by giving the Company written notice of such termination, containing reasonable specificity of the grounds therefor, which termination shall be effective as of the date the Company is deemed to have received such notice. For purposes of this Agreement, "good reason" shall mean (i) any reduction in the Employee's then-current Base Salary; (ii) any reduction in the benefits required under this Agreement to be provided by the Company to the Employee, and if such reduction is capable of being cured, the Company's failure to cure the same within thirty (30) days after the Company's receipt of written notice thereof from the Employee; (iii) any breach by the Company of its material obligations to the Employee under this Agreement and, if such breach is capable of being cured, the Company's failure to cure such breach within thirty
(30) days after the Company's receipt of written notice thereof from the Employee; and (iv) the Employee's principal office is relocated to any location that is more than one hundred (100) miles from the Columbus, Ohio metropolitan area without the Employee's consent.

     Section 8.  Effect of Termination.
                 ---------------------

          (s) Upon the effective date of termination of the Employee's employment under this Agreement for any reason other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination (or such earlier period as may be required by applicable law):

               (i)  the unpaid portion of the Base Salary provided for in
     Section 4, computed on a per diem basis to the effective date of such
                              --- ----
     termination;

               (ii) reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed, as provided in Section 5; and

               (iii) the unpaid portion of any amounts earned by the Employee prior to the effective date of such termination pursuant to any benefit program in which the Employee participated during the Employment Period; provided, however, that the Employee shall not be entitled to receive any
     --------  -------
     benefits under any benefit program that have accrued during any period if the terms of such program require that the beneficiary be employed by the Company as of the end of such period; provided, however, that the foregoing
                                           --------  -------
     shall not be deemed to constitute a waiver of the Employee's rights to continue coverage pursuant to the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1993 (COBRA), subject to the applicable terms and conditions thereof.

          (t) Upon the effective date of termination of the Employee's employment under this Agreement by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination, in the case of amounts due pursuant to clause (i) below, and at such other times as provided in clauses (ii) and (iii) below in the case of amounts due thereunder (or in each case such earlier period as may be required by applicable law):

               (i)    the payments, if any, referred to in 13.14(s);

               (ii) the right to continue to receive the Base Salary for the period (the "Severance Period") commencing on the effective date of such
                  ----------------
     termination and ending (a) in the event the effective date of such termination is during the Initial Term, twelve (12) months thereafter, and
     (b) in the event the effective date of such termination is during the Initial Renewal Term or any Subsequent Renewal Term, twenty-four (24) months thereafter, in each case payable during such period in such manner as the Base Salary is payable pursuant to 13.14(m), with the parties understanding that the Employee shall not have any duty to mitigate the Company's liability pursuant to this 13.14(t)(ii) by seeking subsequent employment or other engagements for compensation; and

               (iii) the right to receive any bonus (or portion thereof), if any, payable in accordance with 13.14(n) with respect to the calendar year during which such termination occurs.

     Section 9.  Disclosure of Information; Non-competition.
                 ------------------------------------------

          (u) From and after the date hereof, the Employee shall not at any time use or disclose, divulge, furnish, or make accessible to any person or entity (other than any officer, director, employee, affiliate or representative of the Company), except as required in connection with the performance of the Employee's duties under and in compliance with this Agreement and as required by law and judicial process (after giving the Company reasonably timely notice of the receipt of any such legal or judicial requirement), any Confidential Information (as defined in Section 9(v)) heretofore acquired or acquired during the Employment Period for any reason or purpose whatsoever, nor shall the Employee make use of any of the Confidential Information for the Employee's own purposes or for the benefit of any person or entity except the Company or any of its subsidiaries or other affiliates.

          (v)  For purposes of this Agreement, "Confidential Information" means
                                                ------------------------
(i) the Intellectual Property Rights (as defined in 13.14(w)) of the Company and its subsidiaries and other affiliates, and (ii) all other knowledge and information of a proprietary or confidential nature relating to the Company or any of its subsidiaries or other affiliates, or the business or assets of the Company or any of its subsidiaries or other affiliates, including, without limitation, books, records, agent and independent contractor lists and related information, customer lists and related information, vendor lists and related information, supplier lists and related information, distribution channels, pricing information, cost information, marketing plans, strategies, forecasts, financial statements, budgets and projections, other than (A) information that is generally available to the public on the date hereof, or that becomes generally available to the public after the date hereof without action by the Employee, or (B) information that the Employee receives from a third party who does not have any independent obligation to the Company to keep such information confidential.

          (w)  For purposes of this Agreement, the term "Intellectual Property
                                                         ---------------------
Rights" means all industrial and intellectual property rights, including,
------
without limitation, patents, patent applications, letters patent, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and formulae, inventions, discoveries, improvements, ideas, development tools, marketing materials, instructions, confidential information, trade dress, logos and designs, and all documentation and media constituting, describing or relating to the foregoing, including, without limitation, manuals, memoranda and records.

          (x) The Employee shall not during the Employment Period and the period commencing on the effective date of the termination of his employment with the Company and its subsidiaries and other affiliates for any reason and ending on the later to occur of (x) the expiration of the Severance Period and
(y) the second anniversary of the effective date of such termination of employment (such periods together being called the "Non-competition Period"
                                                    ----------------------
herein) (i) in any geographic area where the Company or any of its subsidiaries or other affiliates conducts business during the Non-competition Period, engage in or participate in, directly or indirectly (whether as an officer, director, employee, partner, consultant, holder of an equity or debt investment, lender or in any other manner or capacity, including, without limitation, by the rendering of services or advice to any person), or lend his name (or any part or variant thereof) to, any Competing Business (as defined in 13.14(y)); (ii) deal, directly or indirectly, in a competitive manner with any customers doing business with the Company or any of its subsidiaries or other affiliates during the Non-competition Period; (iii) solicit or employ any officer, director or agent of the Company or any of its subsidiaries or other affiliates to become an officer, director, or agent of the Employee, the Employee's affiliates or anyone else; or (iv) engage in or participate in, directly or indirectly, any business conducted under any name that shall be the same as or similar to the name of the Company or any of its subsidiaries or other affiliates or any trade name used by any of them. The Employee's ownership for investment purposes only of less than two percent (2%) of the outstanding shares of capital stock or class of debt securities of any corporation with one or more classes of its capital stock listed on a national securities exchange or actively traded in the over-the-counter market shall not constitute a breach of the foregoing covenant. The Employee is entering into the foregoing covenant to induce the Company to extend this Agreement to, and to enter into this Agreement with, the Employee and to assure Pacer of the transfer of the goodwill of the Company in connection with the Acquisition and to induce Pacer to consummate the Acquisition.

          (y)  For purposes of this Agreement, the term "Competing Business"
                                                         ------------------
means any transportation or other business that the Company or any of its subsidiaries or other affiliates has engaged in at any time during the Employment Period in any city or county in any state of the United States, or in any similar political division of any state, province, canton or other similar governmental entity in Canada, Mexico, China, Japan or any country or other sovereign entity in South America or Europe, including, without limitation, any business engaged in (i) intermodal marketing, (ii) flatbed specialized hauling services, (iii) less-than-truckload common carrier services, (iv) drayage, consolidation, deconsolidation or distribution services, (v) contract warehousing, freight handling or logistic services, (vi) comprehensive transportation management programs or services to third party customers, (vii) freight consolidation and deconsolidation, (viii) traffic management, (ix) railroad signal project management, (x) freight forwarding and related services (including freight brokerage and handling), (xi) customs brokerage, (xii) transportation brokerage, and (xiii) freight transportation (including "full container load" and "less than container load" transportation services).

     Section 10. Inventions Assignment.  During the Employment Period, the
                 ---------------------
Employee shall promptly disclose, grant and assign to the Company for its and its subsidiaries' and other affiliates' sole use and benefit any and all inventions, improvements, technical information and suggestions reasonably relating to the business of the Company and its subsidiaries and other affiliates (collectively, the "Inventions") that the Employee may develop or
                               ----------
acquire during the Employment Period (whether or not during usual working hours), together with all Intellectual Property Rights associated with or related to the Inventions. In connection with the previous sentence, (a) the Employee, at the expense of the Company (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee
                       --- ----
is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), shall execute and deliver promptly such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Company to vest title to the Inventions and any Intellectual Property Rights associated with or related to the Inventions in the Company and to enable it to obtain and maintain the entire right and title thereto throughout the world, and (b) the Employee shall render to the Company, at its expense (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee is not
                --- ----
then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), reasonable assistance as it may require in the prosecution of applications for such Intellectual Property Rights, in the prosecution or defense of interferences or infringements that may be declared involving any Intellectual Property Rights, and in any litigation in which the Company or any of its subsidiaries or other affiliates may be involved relating to the Inventions or any such Intellectual Property Rights.

     Section 11.    Assistance in Litigation.  At the request and expense of the
                    ------------------------
Company (including a reasonable payment (based on the Employee's last per diem
                                                                      --- ----
earnings) for the time involved if the Employee is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), and upon reasonable notice, the Employee, at all times during and after the Employment Period, shall furnish such information and assistance to the Company and its subsidiaries and other affiliates as they may reasonably require in connection with any issue, claim or litigation in which the Company or any such subsidiary or other affiliate may be involved. If such a request for assistance occurs after the expiration of the Employment Period, then the Employee shall be required to render assistance to the Company only to the extent that the Employee can do so without materially affecting the Employee's other business obligations to his employer and other third parties.

     Section 12.    Entire Agreement; Amendment and Waiver.  This Agreement
                    --------------------------------------
contains the entire agreement between the Employee and the Company with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements and understandings between the Employee and the Company or any predecessor of the Company or any of their respective subsidiaries or other affiliates regarding the subject matter hereof. Other than this Agreement, there are no other agreements or understandings continuing in effect relating to the subject matter hereof (except that the parties acknowledge the existence of the separate and independent provisions contained in Section 7.9 of the Purchase Agreement). No waiver, amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by the Employee and the Company. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

     Section 13.    Notices.
                    -------

          (z) All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)  if to the Company, to it at:

                    c/o Pacer International, Inc.
                    1340 Treat Boulevard, Suite 200
                    Walnut Creek, California 94596
                    Telecopier:  (925) 979-4215
                    Telephone:  (925) 979-4480
                    Attention:  Chairman of the Board

               (ii) if to the Employee, to him at his last known address contained in the records of the Company.

          (b) All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery (if sent on a business day, and if not sent on a business day, then on the next business day after the date sent), (iii) in the case of delivery by nationally-recognized, overnight courier, on the next business day following dispatch, and (iv) in the case of mailing, on the third business day following such mailing.

     Section 14.    Headings.  The section headings in this Agreement are for
                    --------
convenience only and shall not control or affect the meaning of any provision of this Agreement.

     Section 15.    Severability.  It is the desire and intent of the parties
                    ------------
that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 16.    Remedies.  The Employee acknowledges and understands that
                    --------
the provisions of this Agreement are of a special and unique nature, the loss of which cannot be adequately compensated for in damages by an action at law, and thus, the breach or threatened breach of the provisions of this Agreement would cause the Company irreparable harm. The Employee further acknowledges that in the event of a breach or any of the covenants contained in Section 9, Section 10 or Section 11, the Company shall be entitled to immediate relief enjoining such violations in any court or before any judicial body having jurisdiction over such a claim. All remedies hereunder are cumulative, are in addition to any other remedies provided for by law and, to the extent permitted by law, may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

     Section 17.    Representation.  The Employee hereby represents and warrants
                    --------------
to the Company that (i) the execution, delivery and performance of this Agreement by the Employee does not breach, violate or cause a default under any agreement, contract or instrument to which the Employee is a party or any judgment, order or decree to which the Employee is subject, and (ii) the Employee is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any other person or entity, except for certain existing non-competition covenants from the Employee in favor of the Company, which the Employee affirms are continuing and in full force and effect and have been complied with in all respects.

     Section 18.    Benefits of Agreement; Assignment.  The terms and provisions
                    ---------------------------------
of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, representatives, heirs and estates, as applicable. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto, except that the Company may assign this Agreement or its rights hereunder to Pacer, a direct or indirect wholly-owned subsidiary of Pacer or the Company, or to any person or entity succeeding to all or any substantial portion of their respective businesses, provided that in the case of an
                                        --------
assignment to Pacer or any of its subsidiaries or other affiliates, the Company shall continue to be liable for or otherwise guarantee the performance of the obligations of the Company hereunder.

     Section 19.    Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio. The parties consent to disputes being resolved exclusively in a court of competent jurisdiction located in the State of Ohio.

     Section 20.    Mutual Waiver of Jury Trial.  THE PARTIES WISH THAT
                    ---------------------------
APPLICABLE LAWS APPLY TO THE RESOLUTION OF ANY DISPUTES ARISING UNDER THIS AGREEMENT AND THE SUBJECT MATTER HEREOF, AND THAT THEIR DISPUTES BE RESOLVED BY AN EXPERIENCED PERSON APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND APPLICABLE LAWS, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

     Section 21.    Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                *  *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the date first written above.

                                THE COMPANY:
                                -----------



                                RAIL VAN LLC



                                By:

                                        Lawrence C. Yarberry,

                                        Chief Financial Officer



                                THE EMPLOYEE:
                                ------------



                                ___________________________________________

                                Jeffrey R. Brashares

                                   EXHIBIT C

               Form of Employment Agreement with Denis M. Bruncak
               --------------------------------------------------


                              EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of December ___,
                                      ---------
2000, is by and between Rail Van LLC, an Ohio limited liability company (the "Company"), and Denis M. Bruncak (the "Employee").
 -------                               --------

                                    PREAMBLE

     On the date hereof, Pacer International, Inc., a Tennessee corporation ("Pacer"), directly or indirectly, is acquiring all of the outstanding capital
  -----
stock of the Company pursuant to the Stock Purchase Agreement dated as of December 18, 2000 (the "Purchase Agreement"), by and among Pacer, the Company,
                        ------------------
the Employee and the other stockholders of the Company (the "Acquisition"). It
                                                             -----------
is a condition precedent to the consummation of the Acquisition that the Company and the Employee enter into this Agreement to assure to the Company the benefits of the continued experience and services of the Employee, all on the terms and subject to the conditions contained in this Agreement.

     ACCORDINGLY, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company and the Employee, the Company and the Employee hereby agree as follows:

     Section 22.  Duties. On the terms and subject to the conditions contained
                  ------
in this Agreement, the Employee will be employed by the Company as its Chief Executive Officer, responsible for marketing and sales to commercial clients of the Company (the "Duties"), reporting to and subject to the supervision and
                  ------
direction of the Company's Board of Managers (the "Board") and the Company's
                                                   -----
more senior officers. The Employee shall perform the Duties and such other duties and services on behalf of the Company and its subsidiaries and other affiliates consistent with such position as reasonably may be assigned to the Employee from time to time by the Board or the Company's more senior officers. Anything contained in this Section 1 or elsewhere in this Agreement to the contrary notwithstanding, the Employee acknowledges and agrees that the Employee's position and title with the Company may be subject to change in the event that the Company is merged with or into or otherwise consolidated or combined with or into Pacer or any of its other subsidiaries or affiliates; provided, however, that the foregoing acknowledgement and agreement shall in no
--------  -------
way limit or adversely affect the Employee's rights to terminate his employment hereunder for Good Reason pursuant to the applicable provisions of 13.14(r).


     Section 23.  Term.  Unless sooner terminated in accordance with the
                  ----
applicable provisions of this Agreement, the Employee's employment hereunder shall be for the period (including any extensions thereof, the "Employment
                                                                ----------
Period") commencing on the date hereof (the "Commencement Date") and initially
------                                       -----------------
ending on the first anniversary of the date hereof (the

"Initial Term"). Subject to the applicable provisions of Section 6 and Section 7
 ------------
regarding earlier termination, the Employment Period shall be extended automatically thirty (30) days prior to the first anniversary of the Commencement Date, for an additional period of two (2) years (the "Initial
                                                                   -------
Renewal Term"), and, thereafter, thirty (30) days prior to each two (2) year
------------
anniversary of the first day of the Initial Renewal Term for an additional period of two (2) years (each such extension being referred to as a "Subsequent
                                                                     ----------
Renewal Term"). The date on which the Employment Period is scheduled to expire,
------------
whether at the end of the Initial Term, the Initial Renewal Term or a Subsequent Renewal Term, if any, is called the "Scheduled Expiration Date" herein.
                                     -------------------------

     Section 24.    Time to be Devoted to Employment.  During the Employment
                    --------------------------------
Period, the Employee shall devote substantially all of the Employee's working energies, efforts, interest, abilities and time exclusively to the business and affairs of the Company and its subsidiaries and other affiliates. The Employee shall not engage in any other business or activity that, in the reasonable judgment of the Board, would conflict or interfere with the performance of the Employee's duties as set forth herein, whether or not such activity is pursued for gain, profit or other pecuniary advantage, provided, however, that nothing
                                               --------  -------
contained in this Section 24 shall be construed as prohibiting the Employee from providing services to Campermex LLC, an Ohio limited liability company, so long as such activities do not, in the reasonable judgment of the Board, conflict or interfere with the Employee's performance of his duties and obligations under this Agreement.

     Section 25.    Base Salary; Bonus; Benefits.
                    ----------------------------

          (aa) During the Employment Period, the Company (or any of its subsidiaries or other affiliates) shall pay the Employee a minimum annual base salary (the "Base Salary") of $572,000, payable in such installments (but not
             -----------
less often than monthly) as is generally the policy of Pacer and its subsidiaries from time to time with respect to the payment of regular compensation to their respective executive officers. During the Employment Period, the Employee will be entitled to (i) no less than four (4) weeks vacation per calendar year occurring during the Employment Period, which shall accrue and be taken in accordance with the Company's policy in effect from time to time, (ii) up to $400 per month for country club dues and up to $1,700 per month for an automobile allowance, and (iii) such paid holidays and other benefits as may be made available from time to time to other executive officers of Pacer and its subsidiaries generally, including, without limitation, participation in such health, life and disability insurance programs and retirement or savings plans, if any, as Pacer and its subsidiaries may from time to time maintain in effect, subject to Pacer's and its subsidiaries' rights from time to time to amend, modify, change or terminate in any respect any of their respective employee benefit plans, policies, programs or benefits.

          (bb) In addition to the Base Salary and benefits set forth in 13.14(m), during the Employment Period the Employee will not be entitled hereunder to receive any bonus; provided, however, that nothing contained herein
                                --------  -------
shall limit or restrict the right of the Board to award the Employee a cash incentive bonus, as determined by the Board in its sole discretion, such bonus, if any, to be paid in a lump sum following the end of the calendar year with respect to which such bonus is payable (such payment to be made at or within the same time or times that performance bonuses are paid to the other executive officers of Pacer and its subsidiaries).

Anything contained in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated for any reason, other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Company nor any of its subsidiaries or other affiliates shall be obligated to pay the Employee any bonus that may have previously been awarded by the Board with respect to the calendar year of the Company in which such termination occurred or thereafter. If the Employee's employment with the Company is terminated by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), the Employee shall be entitled to receive that portion of the bonus, if any, that may have previously been awarded by the Board and that may be payable for the calendar year of the Company during which such termination occurs pro rated through the date of such termination based on the number of days elapsed through the termination date over three hundred and sixty-five (365) days, payable in accordance with the first sentence of this 13.14(n).

          (cc) All references herein to compensation to be paid to the Employee are to the gross amounts thereof that may be due hereunder. The Company shall have the right to deduct therefrom all sums that may be required to be deducted or withheld under any provision of law (including, without limitation, social security payments, income tax withholding, and any other deduction required by law) as in effect at all relevant times during the term of this Agreement.

     Section 26.    Reimbursement of Expenses.  During the Employment Period,
                    -------------------------
the Company reasonably shall reimburse the Employee in accordance with the Company's policy for all reasonable and necessary traveling expenses and other disbursements incurred by the Employee for or on behalf of the Company in connection with the performance of the Employee's duties hereunder upon presentation of appropriate receipts or other documentation therefor, in accordance with all applicable policies of the Company.

     Section 27.    Disability or Death.  If, during the Employment Period, the
                    -------------------
Employee is incapacitated or disabled by accident, sickness or otherwise (hereinafter, a "Disability") so as to render the Employee mentally or
                 ----------
physically incapable of performing the services required to be performed by the Employee under this Agreement for any period of ninety (90) consecutive days or for an aggregate of one hundred and eighty (180) days in any period of three hundred and sixty (360) consecutive days, the Company may, at any time thereafter, at its option, terminate the Employee's employment under this Agreement immediately upon giving the Employee written notice to that effect. In the event of the Employee's death, the Employee's employment will be deemed terminated as of the date of death.

     Section 28.    Termination.
                    -----------

          (dd) The Company may terminate the Employee's employment hereunder at any time for "cause" by giving the Employee written notice of such termination, containing reasonable specificity of the grounds therefor. For purposes of this Agreement, "cause" shall mean (i) the Employee's willful misconduct with respect to the business and affairs of the Company or any of its subsidiaries or other affiliates, (ii) the Employee's willful neglect of the Employee's duties or the failure to follow the lawful and reasonable directions of the Board or more senior officers of the Company to whom the Employee reports, including, without limitation, the violation of any material policy of the Company or any of its subsidiaries or other affiliates that is applicable to the Employee, (iii) the Employee's material breach of any of the provisions of this Agreement or any other material written agreement between the Employee and the Company or any of its subsidiaries or other affiliates and, if such breach is capable of being cured, the Employee's failure to cure such breach within thirty (30) days of receipt of written notice thereof from the Company or any of its subsidiaries or other affiliates, (iv) the Employee's commission of a felony, (v) the Employee's commission of an act of fraud or financial dishonesty with respect to the Company or any of its subsidiaries or other affiliates, or (vi) the Employee's conviction for a crime involving moral turpitude or fraud. A termination pursuant to this 13.14(p) shall take effect immediately upon the giving of the notice contemplated hereby.

          (ee) The Company may terminate the Employee's employment hereunder at any time without "cause" by giving the Employee written notice of such termination, which termination shall be effective as of the date set forth in such notice, provided that such date shall not be earlier than the date of such
             --------
notice.

          (ff) The Employee may terminate his employment hereunder at any time for "good reason" by giving the Company written notice of such termination, containing reasonable specificity of the grounds therefor, which termination shall be effective as of the date the Company is deemed to have received such notice. For purposes of this Agreement, "good reason" shall mean (i) any reduction in the Employee's then-current Base Salary; (ii) any reduction in the benefits required under this Agreement to be provided by the Company to the Employee, and if such reduction is capable of being cured, the Company's failure to cure the same within thirty (30) days after the Company's receipt of written notice thereof from the Employee; (iii) any breach by the Company of its material obligations to the Employee under this Agreement and, if such breach is capable of being cured, the Company's failure to cure such breach within thirty
(30) days after the Company's receipt of written notice thereof from the Employee; and (iv) the Employee's principal office is relocated to any location that is more than one hundred (100) miles from the Columbus, Ohio metropolitan area without the Employee's consent.

     Section 29. Effect of Termination.
                 ---------------------

          (gg) Upon the effective date of termination of the Employee's employment under this Agreement for any reason other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination (or such earlier period as may be required by applicable law):

                (i) the unpaid portion of the Base Salary provided for in
     Section 4, computed on a per diem basis to the effective date of such
                              --- ----
     termination;

               (ii) reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed, as provided in Section 5; and

               (iii) the unpaid portion of any amounts earned by the Employee prior to the effective date of such termination pursuant to any benefit program in which the Employee participated during the Employment Period; provided, however, that the Employee shall not be entitled to receive any
     --------  -------
     benefits under any benefit program that have accrued during any period if the terms of such program require that the beneficiary be employed by the Company as of the end of such period; provided, however, that the foregoing
                                           --------  -------
     shall not be deemed to constitute a waiver of the Employee's rights to continue coverage pursuant to the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1993 (COBRA), subject to the applicable terms and conditions thereof.

          (hh) Upon the effective date of termination of the Employee's employment under this Agreement by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination, in the case of amounts due pursuant to clause (i) below, and at such other times as provided in clauses (ii) and (iii) below in the case of amounts due thereunder (or in each case such earlier period as may be required by applicable law):

               (i)   the payments, if any, referred to in 13.14(s);

               (ii) the right to continue to receive the Base Salary for the period (the "Severance Period") commencing on the effective date of such
                  ----------------
     termination and ending (a) in the event the effective date of such termination is during the Initial Term, twelve (12) months thereafter, and
     (b) in the event the effective date of such termination is during the Initial Renewal Term or any Subsequent Renewal Term, twenty-four (24) months thereafter, in each case payable during such period in such manner as the Base Salary is payable pursuant to 13.14(m), with the parties understanding that the Employee shall not have any duty to mitigate the Company's liability pursuant to this 13.14(t)(ii) by seeking subsequent employment or other engagements for compensation; and

               (iii) the right to receive any bonus (or portion thereof), if any, payable in accordance with 13.14(n) with respect to the calendar year during which such termination occurs.

     Section 30.    Disclosure of Information; Non-competition.
                    ------------------------------------------

          (ii) From and after the date hereof, the Employee shall not at any time use or disclose, divulge, furnish, or make accessible to any person or entity (other than any officer, director, employee, affiliate or representative of the Company), except as required in connection with the performance of the Employee's duties under and in compliance with this Agreement and as required by law and judicial process (after giving the Company reasonably timely notice of the receipt of any such legal or judicial requirement), any Confidential Information (as defined in Section 9(v)) heretofore acquired or acquired during the Employment Period for any reason or purpose whatsoever, nor shall the Employee make use of any of the Confidential Information for the Employee's own purposes or for the benefit of any person or entity except the Company or any of its subsidiaries or other affiliates.

          (jj) For purposes of this Agreement, "Confidential Information" means
                                                ------------------------
(i) the Intellectual Property Rights (as defined in 13.14(w)) of the Company and its subsidiaries and other affiliates, and (ii) all other knowledge and information of a proprietary or confidential nature relating to the Company or any of its subsidiaries or other affiliates, or the business or assets of the Company or any of its subsidiaries or other affiliates, including, without limitation, books, records, agent and independent contractor lists and related information, customer lists and related information, vendor lists and related information, supplier lists and related information, distribution channels, pricing information, cost information, marketing plans, strategies, forecasts, financial statements, budgets and projections, other than (A) information that is generally available to the public on the date hereof, or that becomes generally available to the public after the date hereof without action by the Employee, or (B) information that the Employee receives from a third party who does not have any independent obligation to the Company to keep such information confidential.

          (kk) For purposes of this Agreement, the term "Intellectual Property
                                                         ---------------------
Rights" means all industrial and intellectual property rights, including,
------
without limitation, patents, patent applications, letters patent, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and formulae, inventions, discoveries, improvements, ideas, development tools, marketing materials, instructions, confidential information, trade dress, logos and designs, and all documentation and media constituting, describing or relating to the foregoing, including, without limitation, manuals, memoranda and records.

          (ll) The Employee shall not during the Employment Period and the period commencing on the effective date of the termination of his employment with the Company and its subsidiaries and other affiliates for any reason and ending on the later to occur of (x) the expiration of the Severance Period and
(y) the second anniversary of the effective date of such termination of employment (such periods together being called the "Non-competition Period"
                                                     ----------------------
herein) (i) in any geographic area where the Company or any of its subsidiaries or other affiliates conducts business during the Non-competition Period, engage in or participate in, directly or indirectly (whether as an officer, director, employee, partner, consultant, holder of an equity or debt investment, lender or in any other manner or capacity, including, without limitation, by the rendering of services or advice to any person), or lend his name (or any part or variant thereof) to, any Competing Business (as defined in 13.14(y)); (ii) deal, directly or indirectly, in a competitive manner with any customers doing business with the Company or any of its subsidiaries or other affiliates during the Non-competition Period; (iii) solicit or employ any officer, director or agent of the Company or any of its subsidiaries or other affiliates to become an officer, director, or agent of the Employee, the Employee's affiliates or anyone else; or (iv) engage in or participate in, directly or indirectly, any business conducted under any name that shall be the same as or similar to the name of the Company or any of its subsidiaries or other affiliates or any trade name used by any of them. The Employee's ownership for investment purposes only of less than two percent (2%) of the outstanding shares of capital stock or class of debt securities of any corporation with one or more classes of its capital stock listed on a national securities exchange or actively traded in the over-the-counter market shall not constitute a breach of the foregoing covenant. The Employee is entering into the foregoing covenant to induce the Company to extend this Agreement to, and to enter into this Agreement with, the Employee and to assure Pacer of the transfer of the goodwill of the Company in connection with the Acquisition and to induce Pacer to consummate the Acquisition.

     (mm)   For purposes of this Agreement, the term "Competing Business" means
                                                      ------------------
any transportation or other business that the Company or any of its subsidiaries or other affiliates has engaged in at any time during the Employment Period in any city or county in any state of the United States, or in any similar political division of any state, province, canton or other similar governmental entity in Canada, Mexico, China, Japan or any country or other sovereign entity in South America or Europe, including, without limitation, any business engaged in (i) intermodal marketing, (ii) flatbed specialized hauling services, (iii) less-than-truckload common carrier services, (iv) drayage, consolidation, deconsolidation or distribution services, (v) contract warehousing, freight handling or logistic services, (vi) comprehensive transportation management programs or services to third party customers, (vii) freight consolidation and deconsolidation, (viii) traffic management, (ix) railroad signal project management, (x) freight forwarding and related services (including freight brokerage and handling), (xi) customs brokerage, (xii) transportation brokerage, and (xiii) freight transportation (including "full container load" and "less than container load" transportation services).

     Section 31.    Inventions Assignment.  During the Employment Period, the
                    ---------------------
Employee shall promptly disclose, grant and assign to the Company for its and its subsidiaries' and other affiliates' sole use and benefit any and all inventions, improvements, technical information and suggestions reasonably relating to the business of the Company and its subsidiaries and other affiliates (collectively, the "Inventions") that the Employee may develop or
                               ----------
acquire during the Employment Period (whether or not during usual working hours), together with all Intellectual Property Rights associated with or related to the Inventions. In connection with the previous sentence, (a) the Employee, at the expense of the Company (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee
                       --- ----
is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), shall execute and deliver promptly such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Company to vest title to the Inventions and any Intellectual Property Rights associated with or related to the Inventions in the Company and to enable it to obtain and maintain the entire right and title thereto throughout the world, and (b) the Employee shall render to the Company, at its expense (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee is not
                --- ----
then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), reasonable assistance as it may require in the prosecution of applications for such Intellectual Property Rights, in the prosecution or defense of interferences or infringements that may be declared involving any Intellectual Property Rights, and in any litigation in which the Company or any of its subsidiaries or other affiliates may be involved relating to the Inventions or any such Intellectual Property Rights.

     Section 32.    Assistance in Litigation.  At the request and expense of the
                    ------------------------
Company (including a reasonable payment (based on the Employee's last per diem
                                                                      --- ----
earnings) for the time involved if the Employee is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), and upon reasonable notice, the Employee, at all times during and after the Employment Period, shall furnish such information and assistance to the Company and its subsidiaries and other affiliates as they may reasonably require in connection with any issue, claim or litigation in which the Company or any such subsidiary or other affiliate may be involved. If such a request for assistance occurs after the expiration of the Employment Period, then the Employee shall be required to render assistance to the Company only to the extent that the Employee can do so without materially affecting the Employee's other business obligations to his employer and other third parties.

     Section 33.    Entire Agreement; Amendment and Waiver.  This Agreement
                    --------------------------------------
contains the entire agreement between the Employee and the Company with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements and understandings between the Employee and the Company or any predecessor of the Company or any of their respective subsidiaries or other affiliates regarding the subject matter hereof. Other than this Agreement, there are no other agreements or understandings continuing in effect relating to the subject matter hereof (except that the parties acknowledge the existence of the separate and independent provisions contained in Section 7.9 of the Purchase Agreement). No waiver, amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by the Employee and the Company. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

     Section 34.    Notices.
                    -------

          (nn) All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)  if to the Company, to it at:

                    c/o Pacer International, Inc.
                    1340 Treat Boulevard, Suite 200
                    Walnut Creek, California  94596
                    Telecopier: (925) 979-4215
                    Telephone: (925) 979-4480
                    Attention: Chairman of the Board

               (ii) if to the Employee, to him at his last known address contained in the records of the Company.

          (a) All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery (if sent on a business day, and if not sent on a business day, then on the next business day after the date sent), (iii) in the case of delivery by nationally-recognized, overnight courier, on the next business day following dispatch, and (iv) in the case of mailing, on the third business day following such mailing.

     Section 35.    Headings.  The section headings in this Agreement are for
                    --------
convenience only and shall not control or affect the meaning of any provision of this Agreement.

     Section 36.    Severability.  It is the desire and intent of the parties
                    ------------
that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 37.    Remedies.  The Employee acknowledges and understands that
                    --------
the provisions of this Agreement are of a special and unique nature, the loss of which cannot be adequately compensated for in damages by an action at law, and thus, the breach or threatened breach of the provisions of this Agreement would cause the Company irreparable harm. The Employee further acknowledges that in the event of a breach or any of the covenants contained in Section 9, Section 10 or Section 11, the Company shall be entitled to immediate relief enjoining such violations in any court or before any judicial body having jurisdiction over such a claim. All remedies hereunder are cumulative, are in addition to any other remedies provided for by law and, to the extent permitted by law, may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

     Section 38.    Representation.  The Employee hereby represents and warrants
                    --------------
to the Company that (i) the execution, delivery and performance of this Agreement by the Employee does not breach, violate or cause a default under any agreement, contract or instrument to which the Employee is a party or any judgment, order or decree to which the Employee is subject, and (ii) the Employee is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any other person or entity, except for certain existing non-competition covenants from the Employee in favor of the Company, which the Employee affirms are continuing and in full force and effect and have been complied with in all respects.

     Section 39.    Benefits of Agreement; Assignment.  The terms and provisions
                    ---------------------------------
of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, representatives, heirs and estates, as applicable. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto, except that the Company may assign this Agreement or its rights hereunder to Pacer, a direct or indirect wholly-owned subsidiary of Pacer or the Company, or to any person or entity succeeding to all or any substantial portion of their respective businesses, provided that in the case of an
                                        --------
assignment to Pacer or any of its subsidiaries or other affiliates, the Company shall continue to be liable for or otherwise guarantee the performance of the obligations of the Company hereunder.

     Section 40.    Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio. The parties consent to disputes being resolved exclusively in a court of competent jurisdiction located in the State of Ohio.

     Section 41.    Mutual Waiver of Jury Trial.  THE PARTIES WISH THAT
                    ---------------------------
APPLICABLE LAWS APPLY TO THE RESOLUTION OF ANY DISPUTES ARISING UNDER THIS AGREEMENT AND THE SUBJECT MATTER HEREOF, AND THAT THEIR DISPUTES BE RESOLVED BY AN EXPERIENCED PERSON APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND APPLICABLE LAWS, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

     Section 42.    Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                *  *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the date first written above.

                                THE COMPANY:
                                -----------



                                RAIL VAN LLC



                                By:

                                             Lawrence C. Yarberry,

                                             Chief Financial Officer



                                THE EMPLOYEE:
                                ------------



                                ________________________________________________

                                Denis M. Bruncak

                                   EXHIBIT D

               Form of Employment Agreement with William R. Lee
               ------------------------------------------------


                             EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of December ___,
                                      ---------
2000, is by and between Rail Van LLC, an Ohio limited liability company (the "Company"), and William R. Lee (the "Employee").
 -------                             --------

                                   PREAMBLE

     On the date hereof, Pacer International, Inc., a Tennessee corporation ("Pacer"), directly or indirectly, is acquiring all of the outstanding capital
  -----
stock of the Company pursuant to the Stock Purchase Agreement dated as of December 18, 2000 (the "Purchase Agreement"), by and among Pacer, the Company,
                        ------------------
the Employee and the other stockholders of the Company (the "Acquisition"). It
                                                             -----------
is a condition precedent to the consummation of the Acquisition that the Company and the Employee enter into this Agreement to assure to the Company the benefits of the continued experience and services of the Employee, all on the terms and subject to the conditions contained in this Agreement.

     ACCORDINGLY, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company and the Employee, the Company and the Employee hereby agree as follows:

   Section 43. Duties.  On the terms and subject to the conditions contained in
               ------
this Agreement, the Employee will be employed by the Company as its Chief Operating Officer, responsible for the administration of the Company's transportation logistics and intermodal marketing operations (the "Duties"),
                                                                   ------
reporting to and subject to the supervision and direction of the Company's Board of Managers (the "Board") and the Company's more senior officers. The Employee
                  -----
shall perform the Duties and such other duties and services on behalf of the Company and its subsidiaries and other affiliates consistent with such position as reasonably may be assigned to the Employee from time to time by the Board or the Company's more senior officers. Anything contained in this Section 1 or elsewhere in this Agreement to the contrary notwithstanding, the Employee acknowledges and agrees that the Employee's position and title with the Company may be subject to change in the event that the Company is merged with or into or otherwise consolidated or combined with or into Pacer or any of its other subsidiaries or affiliates; provided, however, that the foregoing
                            --------  -------
acknowledgement and agreement shall in no way limit or adversely affect the Employee's rights to terminate his employment hereunder for Good Reason pursuant to the applicable provisions of 13.14(r).

   Section 44. Term.  Unless sooner terminated in accordance with the applicable
               ----
provisions of this Agreement, the Employee's employment hereunder shall be for the period (including any extensions thereof, the "Employment Period")
                                                   -----------------
commencing on the date hereof (the "Commencement Date") and initially ending on
                                    -----------------
the first anniversary of the date hereof (the

"Initial Term"). Subject to the applicable provisions of Section 6 and Section 7
 ------------
regarding earlier termination, the Employment Period shall be extended automatically thirty (30) days prior to the first anniversary of the Commencement Date, for an additional period of two (2) years (the "Initial
                                                                   -------
Renewal Term"), and, thereafter, thirty (30) days prior to each two (2) year
------------
anniversary of the first day of the Initial Renewal Term for an additional period of two (2) years (each such extension being referred to as a "Subsequent
                                                                     ----------
Renewal Term"). The date on which the Employment Period is scheduled to expire,
------------
whether at the end of the Initial Term, the Initial Renewal Term or a Subsequent Renewal Term, if any, is called the "Scheduled Expiration Date" herein.
                                     -------------------------

     Section 45.    Time to be Devoted to Employment.  During the Employment
                    --------------------------------
Period, the Employee shall devote substantially all of the Employee's working energies, efforts, interest, abilities and time exclusively to the business and affairs of the Company and its subsidiaries and other affiliates. The Employee shall not engage in any other business or activity that, in the reasonable judgment of the Board, would conflict or interfere with the performance of the Employee's duties as set forth herein, whether or not such activity is pursued for gain, profit or other pecuniary advantage; provided, however, that nothing
                                               --------  -------
contained in this Section 45 shall be construed as prohibiting the Employee from providing services to Campermex LLC, an Ohio limited liability company, so long as such activities do not, in the reasonable judgment of the Board, conflict or interfere with the Employee's performance of his duties and obligations under this Agreement.

     Section 46.    Base Salary; Bonus; Benefits.
                    ----------------------------

          (oo) During the Employment Period, the Company (or any of its subsidiaries or other affiliates) shall pay the Employee a minimum annual base salary (the "Base Salary") of $572,000, payable in such installments (but not
             -----------
less often than monthly) as is generally the policy of Pacer and its subsidiaries from time to time with respect to the payment of regular compensation to their respective executive officers. During the Employment Period, the Employee will be entitled to (i) no less than four (4) weeks vacation per calendar year occurring during the Employment Period, which shall accrue and be taken in accordance with the Company's policy in effect from time to time, (ii) up to $400 per month for country club dues and up to $1,700 per month for an automobile allowance, and (iii) such paid holidays and other benefits as may be made available from time to time to other executive officers of Pacer and its subsidiaries generally, including, without limitation, participation in such health, life and disability insurance programs and retirement or savings plans, if any, as Pacer and its subsidiaries may from time to time maintain in effect, subject to Pacer's and its subsidiaries' rights from time to time to amend, modify, change or terminate in any respect any of their respective employee benefit plans, policies, programs or benefits.

          (pp) In addition to the Base Salary and benefits set forth in 13.14(m), during the Employment Period the Employee will not be entitled hereunder to receive any bonus; provided, however, that nothing contained herein
                                --------  -------
shall limit or restrict the right of the Board to award the Employee a cash incentive bonus, as determined by the Board in its sole discretion, such bonus, if any, to be paid in a lump sum following the end of the calendar year with respect to which such bonus is payable (such payment to be made at or within the same time or times that performance bonuses are paid to the other executive officers of Pacer and its subsidiaries).

Anything contained in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated for any reason, other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Company nor any of its subsidiaries or other affiliates shall be obligated to pay the Employee any bonus that may have previously been awarded by the Board with respect to the calendar year of the Company in which such termination occurred or thereafter. If the Employee's employment with the Company is terminated by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), the Employee shall be entitled to receive that portion of the bonus, if any, that may have previously been awarded by the Board and that may be payable for the calendar year of the Company during which such termination occurs pro rated through the date of such termination based on the number of days elapsed through the termination date over three hundred and sixty-five (365) days, payable in accordance with the first sentence of this 13.14(n).

          (qq) All references herein to compensation to be paid to the Employee are to the gross amounts thereof that may be due hereunder. The Company shall have the right to deduct therefrom all sums that may be required to be deducted or withheld under any provision of law (including, without limitation, social security payments, income tax withholding, and any other deduction required by law) as in effect at all relevant times during the term of this Agreement.

     Section 47.    Reimbursement of Expenses.  During the Employment Period,
                    -------------------------
the Company reasonably shall reimburse the Employee in accordance with the Company's policy for all reasonable and necessary traveling expenses and other disbursements incurred by the Employee for or on behalf of the Company in connection with the performance of the Employee's duties hereunder upon presentation of appropriate receipts or other documentation therefor, in accordance with all applicable policies of the Company.

     Section 48.    Disability or Death.  If, during the Employment Period, the
                    -------------------
Employee is incapacitated or disabled by accident, sickness or otherwise (hereinafter, a "Disability") so as to render the Employee mentally or
                 ----------
physically incapable of performing the services required to be performed by the Employee under this Agreement for any period of ninety (90) consecutive days or for an aggregate of one hundred and eighty (180) days in any period of three hundred and sixty (360) consecutive days, the Company may, at any time thereafter, at its option, terminate the Employee's employment under this Agreement immediately upon giving the Employee written notice to that effect. In the event of the Employee's death, the Employee's employment will be deemed terminated as of the date of death.

     Section 49.    Termination.
                    -----------

          (rr) The Company may terminate the Employee's employment hereunder at any time for "cause" by giving the Employee written notice of such termination, containing reasonable specificity of the grounds therefor. For purposes of this Agreement, "cause" shall mean (i) the Employee's willful misconduct with respect to the business and affairs of the Company or any of its subsidiaries or other affiliates, (ii) the Employee's willful neglect of the Employee's duties or the failure to follow the lawful and reasonable directions of the Board or more senior officers of the Company to whom the Employee reports, including, without limitation, the violation of any material policy of the Company or any of its subsidiaries or other affiliates that is applicable to the Employee, (iii) the Employee's material breach of any of the provisions of this Agreement or any other material written agreement between the Employee and the Company or any of its subsidiaries or other affiliates and, if such breach is capable of being cured, the Employee's failure to cure such breach within thirty (30) days of receipt of written notice thereof from the Company or any of its subsidiaries or other affiliates, (iv) the Employee's commission of a felony, (v) the Employee's commission of an act of fraud or financial dishonesty with respect to the Company or any of its subsidiaries or other affiliates, or (vi) the Employee's conviction for a crime involving moral turpitude or fraud. A termination pursuant to this 13.14(p) shall take effect immediately upon the giving of the notice contemplated hereby.

          (ss) The Company may terminate the Employee's employment hereunder at any time without "cause" by giving the Employee written notice of such termination, which termination shall be effective as of the date set forth in such notice, provided that such date shall not be earlier than the date of such
             --------
notice.

          (tt) The Employee may terminate his employment hereunder at any time for "good reason" by giving the Company written notice of such termination, containing reasonable specificity of the grounds therefor, which termination shall be effective as of the date the Company is deemed to have received such notice. For purposes of this Agreement, "good reason" shall mean (i) any reduction in the Employee's then-current Base Salary; (ii) any reduction in the benefits required under this Agreement to be provided by the Company to the Employee, and if such reduction is capable of being cured, the Company's failure to cure the same within thirty (30) days after the Company's receipt of written notice thereof from the Employee; (iii) any breach by the Company of its material obligations to the Employee under this Agreement and, if such breach is capable of being cured, the Company's failure to cure such breach within thirty
(30) days after the Company's receipt of written notice thereof from the Employee; and (iv) the Employee's principal office is relocated to any location that is more than one hundred (100) miles from the Columbus, Ohio metropolitan area without the Employee's consent.

     Section 50.    Effect of Termination.
                    ---------------------

          (uu) Upon the effective date of termination of the Employee's employment under this Agreement for any reason other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination (or such earlier period as may be required by applicable law):

               (i)    the unpaid portion of the Base Salary provided for in
     Section 4, computed on a per diem basis to the effective date of such
                              --- ----
     termination;

               (ii) reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed, as provided in Section 5; and

               (iii) the unpaid portion of any amounts earned by the Employee prior to the effective date of such termination pursuant to any benefit program in which the Employee participated during the Employment Period; provided, however, that the Employee shall not be entitled to receive any
     --------  -------
     benefits under any benefit program that have accrued during any period if the terms of such program require that the beneficiary be employed by the Company as of the end of such period; provided, however, that the foregoing
                                           --------  -------
     shall not be deemed to constitute a waiver of the Employee's rights to continue coverage pursuant to the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1993 (COBRA), subject to the applicable terms and conditions thereof.

          (vv) Upon the effective date of termination of the Employee's employment under this Agreement by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination, in the case of amounts due pursuant to clause (i) below, and at such other times as provided in clauses (ii) and (iii) below in the case of amounts due thereunder (or in each case such earlier period as may be required by applicable law):

               (i)    the payments, if any, referred to in 13.14(s);

               (ii) the right to continue to receive the Base Salary for the period (the "Severance Period") commencing on the effective date of such
                  ----------------
     termination and ending (a) in the event the effective date of such termination is during the Initial Term, twelve (12) months thereafter, and
     (b) in the event the effective date of such termination is during the Initial Renewal Term or any Subsequent Renewal Term, twenty-four (24) months thereafter, in each case payable during such period in such manner as the Base Salary is payable pursuant to 13.14(m), with the parties understanding that the Employee shall not have any duty to mitigate the Company's liability pursuant to this 13.14(t)(ii) by seeking subsequent employment or other engagements for compensation; and

               (iii) the right to receive any bonus (or portion thereof), if any, payable in accordance with 13.14(n) with respect to the calendar year during which such termination occurs.

     Section 51.    Disclosure of Information; Non-competition.
                    ------------------------------------------

          (ww) From and after the date hereof, the Employee shall not at any time use or disclose, divulge, furnish, or make accessible to any person or entity (other than any officer, director, employee, affiliate or representative of the Company), except as required in connection with the performance of the Employee's duties under and in compliance with this Agreement and as required by law and judicial process (after giving the Company reasonably timely notice of the receipt of any such legal or judicial requirement), any Confidential Information (as defined in Section 9(v)) heretofore acquired or acquired during the Employment Period for any reason or purpose whatsoever, nor shall the Employee make use of any of the Confidential Information for the Employee's own purposes or for the benefit of any person or entity except the Company or any of its subsidiaries or other affiliates.

          (xx) For purposes of this Agreement, "Confidential Information" means
                                                ------------------------
(i) the Intellectual Property Rights (as defined in 13.14(w)) of the Company and its subsidiaries and other affiliates, and (ii) all other knowledge and information of a proprietary or confidential nature relating to the Company or any of its subsidiaries or other affiliates, or the business or assets of the Company or any of its subsidiaries or other affiliates, including, without limitation, books, records, agent and independent contractor lists and related information, customer lists and related information, vendor lists and related information, supplier lists and related information, distribution channels, pricing information, cost information, marketing plans, strategies, forecasts, financial statements, budgets and projections, other than (A) information that is generally available to the public on the date hereof, or that becomes generally available to the public after the date hereof without action by the Employee, or (B) information that the Employee receives from a third party who does not have any independent obligation to the Company to keep such information confidential.

          (yy) For purposes of this Agreement, the term "Intellectual Property
                                                         ---------------------
Rights" means all industrial and intellectual property rights, including,
------
without limitation, patents, patent applications, letters patent, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and formulae, inventions, discoveries, improvements, ideas, development tools, marketing materials, instructions, confidential information, trade dress, logos and designs, and all documentation and media constituting, describing or relating to the foregoing, including, without limitation, manuals, memoranda and records.

          (zz) The Employee shall not during the Employment Period and the period commencing on the effective date of the termination of his employment with the Company and its subsidiaries and other affiliates for any reason and ending on the later to occur of (x) the expiration of the Severance Period and
(y) the second anniversary of the effective date of such termination of employment (such periods together being called the "Non-competition Period"
                                                     ----------------------
herein) (i) in any geographic area where the Company or any of its subsidiaries or other affiliates conducts business during the Non-competition Period, engage in or participate in, directly or indirectly (whether as an officer, director, employee, partner, consultant, holder of an equity or debt investment, lender or in any other manner or capacity, including, without limitation, by the rendering of services or advice to any person), or lend his name (or any part or variant thereof) to, any Competing Business (as defined in 13.14(y)); (ii) deal, directly or indirectly, in a competitive manner with any customers doing business with the Company or any of its subsidiaries or other affiliates during the Non-competition Period; (iii) solicit or employ any officer, director or agent of the Company or any of its subsidiaries or other affiliates to become an officer, director, or agent of the Employee, the Employee's affiliates or anyone else; or (iv) engage in or participate in, directly or indirectly, any business conducted under any name that shall be the same as or similar to the name of the Company or any of its subsidiaries or other affiliates or any trade name used by any of them. The Employee's ownership for investment purposes only of less than two percent (2%) of the outstanding shares of capital stock or class of debt securities of any corporation with one or more classes of its capital stock listed on a national securities exchange or actively traded in the over-the-counter market shall not constitute a breach of the foregoing covenant. The Employee is entering into the foregoing covenant to induce the Company to extend this Agreement to, and to enter into this Agreement with, the Employee and to assure Pacer of the transfer of the goodwill of the Company in connection with the Acquisition and to induce Pacer to consummate the Acquisition.

          (aaa)  For purposes of this Agreement, the term "Competing Business"
                                                           ------------------
means any transportation or other business that the Company or any of its subsidiaries or other affiliates has engaged in at any time during the Employment Period in any city or county in any state of the United States, or in any similar political division of any state, province, canton or other similar governmental entity in Canada, Mexico, China, Japan or any country or other sovereign entity in South America or Europe, including, without limitation, any business engaged in (i) intermodal marketing, (ii) flatbed specialized hauling services, (iii) less-than-truckload common carrier services, (iv) drayage, consolidation, deconsolidation or distribution services, (v) contract warehousing, freight handling or logistic services, (vi) comprehensive transportation management programs or services to third party customers, (vii) freight consolidation and deconsolidation, (viii) traffic management, (ix) railroad signal project management, (x) freight forwarding and related services (including freight brokerage and handling), (xi) customs brokerage, (xii) transportation brokerage, and (xiii) freight transportation (including "full container load" and "less than container load" transportation services).

     Section 52.    Inventions Assignment.  During the Employment Period, the
                    ---------------------
Employee shall promptly disclose, grant and assign to the Company for its and its subsidiaries' and other affiliates' sole use and benefit any and all inventions, improvements, technical information and suggestions reasonably relating to the business of the Company and its subsidiaries and other affiliates (collectively, the "Inventions") that the Employee may develop or
                               ----------
acquire during the Employment Period (whether or not during usual working hours), together with all Intellectual Property Rights associated with or related to the Inventions. In connection with the previous sentence, (a) the Employee, at the expense of the Company (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee
                       --- ----
is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), shall execute and deliver promptly such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Company to vest title to the Inventions and any Intellectual Property Rights associated with or related to the Inventions in the Company and to enable it to obtain and maintain the entire right and title thereto throughout the world, and (b) the Employee shall render to the Company, at its expense (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee is not
                --- ----
then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), reasonable assistance as it may require in the prosecution of applications for such Intellectual Property Rights, in the prosecution or defense of interferences or infringements that may be declared involving any Intellectual Property Rights, and in any litigation in which the Company or any of its subsidiaries or other affiliates may be involved relating to the Inventions or any such Intellectual Property Rights.

     Section 53.  Assistance in Litigation. At the request and expense of the
                  ------------------------
Company (including a reasonable payment (based on the Employee's last per diem
                                                                      --- ----
earnings) for the time involved if the Employee is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), and upon reasonable notice, the Employee, at all times during and after the Employment Period, shall furnish such information and assistance to the Company and its subsidiaries and other affiliates as they may reasonably require in connection with any issue, claim or litigation in which the Company or any such subsidiary or other affiliate may be involved. If such a request for assistance occurs after the expiration of the Employment Period, then the Employee shall be required to render assistance to the Company only to the extent that the Employee can do so without materially affecting the Employee's other business obligations to his employer and other third parties.

     Section 54.  Entire Agreement; Amendment and Waiver. This Agreement
                  --------------------------------------
contains the entire agreement between the Employee and the Company with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements and understandings between the Employee and the Company or any predecessor of the Company or any of their respective subsidiaries or other affiliates regarding the subject matter hereof. Other than this Agreement, there are no other agreements or understandings continuing in effect relating to the subject matter hereof (except that the parties acknowledge the existence of the separate and independent provisions contained in Section 7.9 of the Purchase Agreement). No waiver, amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by the Employee and the Company. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

     Section 55.  Notices.
                  -------

       (bbb) All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)  if to the Company, to it at:

                    c/o Pacer International, Inc.
                    1340 Treat Boulevard, Suite 200
                    Walnut Creek, California 94596
                    Telecopier: (925) 979-4215
                    Telephone:  (925) 979-4480
                    Attention:  Chairman of the Board

               (ii) if to the Employee, to him at his last known address contained in the records of the Company.

          (a) All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery (if sent on a business day, and if not sent on a business day, then on the next business day after the date sent), (iii) in the case of delivery by nationally-recognized, overnight courier, on the next business day following dispatch, and (iv) in the case of mailing, on the third business day following such mailing.

     Section 56.  Headings. The section headings in this Agreement are for
                  --------
convenience only and shall not control or affect the meaning of any provision of this Agreement.

     Section 57.  Severability. It is the desire and intent of the parties that
                  ------------
the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 58.  Remedies. The Employee acknowledges and understands that the
                  --------
provisions of this Agreement are of a special and unique nature, the loss of which cannot be adequately compensated for in damages by an action at law, and thus, the breach or threatened breach of the provisions of this Agreement would cause the Company irreparable harm. The Employee further acknowledges that in the event of a breach or any of the covenants contained in Section 9, Section 10 or Section 11, the Company shall be entitled to immediate relief enjoining such violations in any court or before any judicial body having jurisdiction over such a claim. All remedies hereunder are cumulative, are in addition to any other remedies provided for by law and, to the extent permitted by law, may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

     Section 59.  Representation. The Employee hereby represents and warrants to
                  --------------
the Company that (i) the execution, delivery and performance of this Agreement by the Employee does not breach, violate or cause a default under any agreement, contract or instrument to which the Employee is a party or any judgment, order or decree to which the Employee is subject, and (ii) the Employee is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any other person or entity, except for certain existing non-competition covenants from the Employee in favor of the Company, which the Employee affirms are continuing and in full force and effect and have been complied with in all respects.

     Section 60.  Benefits of Agreement; Assignment. The terms and provisions of
                  ---------------------------------
this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, representatives, heirs and estates, as applicable. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto, except that the Company may assign this Agreement or its rights hereunder to Pacer, a direct or indirect wholly-owned subsidiary of Pacer or the Company, or to any person or entity succeeding to all or any substantial portion of their respective businesses, provided that in the case of an
                                        --------
assignment to Pacer or any of its subsidiaries or other affiliates, the Company shall continue to be liable for or otherwise guarantee the performance of the obligations of the Company hereunder.

     Section 61.  Governing Law. This Agreement shall be governed by and
                  -------------
construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio. The parties consent to disputes being resolved exclusively in a court of competent jurisdiction located in the State of Ohio.

     Section 62.  Mutual Waiver of Jury Trial. THE PARTIES WISH THAT APPLICABLE
                  ---------------------------
LAWS APPLY TO THE RESOLUTION OF ANY DISPUTES ARISING UNDER THIS AGREEMENT AND THE SUBJECT MATTER HEREOF, AND THAT THEIR DISPUTES BE RESOLVED BY AN EXPERIENCED PERSON APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND APPLICABLE LAWS, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

     Section 63.  Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                  * * * * * *

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the date first written above.

                                        THE COMPANY:
                                        -----------



                                        RAIL VAN LLC



                                        By:

                                                  Lawrence C. Yarberry,

                                                  Chief Financial Officer



                                        THE EMPLOYEE:
                                        ------------



                                        ________________________________________

                                        William R. Lee

                                   EXHIBIT E

                Form of Employment Agreement for Ken D. Thomas
                ----------------------------------------------


                             EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement"), dated as of December __,
                                      ---------
2000, is by and between Rail Van LLC, an Ohio limited liability company (the "Company"), and Ken D. Thomas (the "Employee").
--------                            --------

                                   PREAMBLE

     On the date hereof, Pacer International, Inc., a Tennessee corporation ("Pacer"), directly or indirectly, is acquiring all of the outstanding capital
 -------
stock of the Company pursuant to the Stock Purchase Agreement dated as of December 18, 2000 (the "Purchase Agreement"), by and among Pacer, the Company,
                        ------------------
the Employee and the other stockholders of the Company (the "Acquisition"). It
                                                             -----------
is a condition precedent to the consummation of the Acquisition that the Company and the Employee enter into this Agreement to assure to the Company the benefits of the continued experience and services of the Employee, all on the terms and subject to the conditions contained in this Agreement.

     ACCORDINGLY, in consideration of the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company and the Employee, the Company and the Employee hereby agree as follows:

   Section 64.      Duties. On the terms and subject to the conditions contained
                    ------
in this Agreement, the Employee will be employed by the Company as its Executive Vice President -Business Development, responsible for assisting in the development of business opportunities for the Company (the "Duties"), reporting
                                                            ------
to and subject to the supervision and direction of the Company's Board of Managers (the "Board") and the Company's more senior officers. The Employee
               -----
shall perform the Duties and such other duties and services on behalf of the Company and its subsidiaries and other affiliates consistent with such position as reasonably may be assigned to the Employee from time to time by the Board or the Company's more senior officers. Anything contained in this Section 1 or elsewhere in this Agreement to the contrary notwithstanding, the Employee acknowledges and agrees that the Employee's position and title with the Company may be subject to change in the event that the Company is merged with or into or otherwise consolidated or combined with or into Pacer or any of its other subsidiaries or affiliates; provided, however, that the foregoing
                            --------  -------
acknowledgement and agreement shall in no way limit or adversely affect the Employee's rights to terminate his employment hereunder for Good Reason pursuant to the applicable provisions of 13.14(r).

     Section 65.    Term. Unless sooner terminated in accordance with the
                    ----
applicable provisions of this Agreement, the Employee's employment hereunder shall be for the period (including any extensions thereof, the "Employment
                                                                ----------
Period") commencing on the date hereof (the "Commencement Date") and initially
------                                       -----------------
ending on the first anniversary of the date hereof (the

"Initial Term"). Subject to the applicable provisions of Section 6 and Section 7
--------------
regarding earlier termination, the Employment Period shall be extended automatically thirty (30) days prior to the first anniversary of the Commencement Date, for an additional period of two (2) years (the "Initial
                                                                   -------
Renewal Term"), and, thereafter, thirty (30) days prior to each two (2) year
-------------
anniversary of the first day of the Initial Renewal Term for an additional period of two (2) years (each such extension being referred to as a "Subsequent
                                                                     ----------
Renewal Term"). The date on which the Employment Period is scheduled to expire,
------------
whether at the end of the Initial Term, the Initial Renewal Term or a Subsequent Renewal Term, if any, is called the "Scheduled Expiration Date" herein.
                                     -------------------------

     Section 66.    Time to be Devoted to Employment. During the Employment
                    --------------------------------
Period, the Employee shall devote substantially all of the Employee's working energies, efforts, interest, abilities and time exclusively to the business and affairs of the Company and its subsidiaries and other affiliates. The Employee shall not engage in any other business or activity that, in the reasonable judgment of the Board, would conflict or interfere with the performance of the Employee's duties as set forth herein, whether or not such activity is pursued for gain, profit or other pecuniary advantage, provided, however, that nothing
                                               --------  -------
contained in this Section 66 shall be construed as prohibiting the Employee from providing services to Campermex LLC, an Ohio limited liability company, so long as such activities do not, in the reasonable judgment of the Board, conflict or interfere with the Employee's performance of his duties and obligations under this Agreement.

     Section 67.    Base Salary; Bonus; Benefits.
                    ----------------------------

       (ccc) During the Employment Period, the Company (or any of its subsidiaries or other affiliates) shall pay the Employee a minimum annual base salary (the "Base Salary") of $286,000, payable in such installments (but not
             -----------
less often than monthly) as is generally the policy of Pacer and its subsidiaries from time to time with respect to the payment of regular compensation to their respective executive officers. During the Employment Period, the Employee will be entitled to (i) no less than four (4) weeks vacation per calendar year occurring during the Employment Period, which shall accrue and be taken in accordance with the Company's policy in effect from time to time, (ii) up to $400 per month for country club dues and up to $1,700 per month for an automobile allowance, and (iii) such paid holidays and other benefits as may be made available from time to time to other executive officers of Pacer and its subsidiaries generally, including, without limitation, participation in such health, life and disability insurance programs and retirement or savings plans, if any, as Pacer and its subsidiaries may from time to time maintain in effect, subject to Pacer's and its subsidiaries' rights from time to time to amend, modify, change or terminate in any respect any of their respective employee benefit plans, policies, programs or benefits.

       (ddd) In addition to the Base Salary and benefits set forth in 13.14(m), during the Employment Period the Employee will not be entitled hereunder to receive any bonus; provided, however, that nothing contained herein
                                --------  -------
shall limit or restrict the right of the Board to award the Employee a cash incentive bonus, as determined by the Board in its sole discretion, such bonus, if any, to be paid in a lump sum following the end of the calendar year with respect to which such bonus is payable (such payment to be made at or within the same time or times that performance bonuses are paid to the other executive officers of Pacer and its subsidiaries).

Anything contained in this Agreement to the contrary notwithstanding, if the Employee's employment with the Company is terminated for any reason, other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Company nor any of its subsidiaries or other affiliates shall be obligated to pay the Employee any bonus that may have previously been awarded by the Board with respect to the calendar year of the Company in which such termination occurred or thereafter. If the Employee's employment with the Company is terminated by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), the Employee shall be entitled to receive that portion of the bonus, if any, that may have previously been awarded by the Board and that may be payable for the calendar year of the Company during which such termination occurs pro rated through the date of such termination based on the number of days elapsed through the termination date over three hundred and sixty-five (365) days, payable in accordance with the first sentence of this 13.14(n).

       (eee) All references herein to compensation to be paid to the Employee are to the gross amounts thereof that may be due hereunder. The Company shall have the right to deduct therefrom all sums that may be required to be deducted or withheld under any provision of law (including, without limitation, social security payments, income tax withholding, and any other deduction required by law) as in effect at all relevant times during the term of this Agreement.

     Section 68.    Reimbursement of Expenses. During the Employment Period, the
                    -------------------------
Company reasonably shall reimburse the Employee in accordance with the Company's policy for all reasonable and necessary traveling expenses and other disbursements incurred by the Employee for or on behalf of the Company in connection with the performance of the Employee's duties hereunder upon presentation of appropriate receipts or other documentation therefor, in accordance with all applicable policies of the Company.

     Section 69.    Disability or Death. If, during the Employment Period, the
                    -------------------
Employee is incapacitated or disabled by accident, sickness or otherwise (hereinafter, a "Disability") so as to render the Employee mentally or
                 ----------
physically incapable of performing the services required to be performed by the Employee under this Agreement for any period of ninety (90) consecutive days or for an aggregate of one hundred and eighty (180) days in any period of three hundred and sixty (360) consecutive days, the Company may, at any time thereafter, at its option, terminate the Employee's employment under this Agreement immediately upon giving the Employee written notice to that effect. In the event of the Employee's death, the Employee's employment will be deemed terminated as of the date of death.

     Section 70.    Termination.
                    -----------

       (fff) The Company may terminate the Employee's employment hereunder at any time for "cause" by giving the Employee written notice of such termination, containing reasonable specificity of the grounds therefor. For purposes of this Agreement, "cause" shall mean (i) the Employee's willful misconduct with respect to the business and affairs of the Company or any of its subsidiaries or other affiliates, (ii) the Employee's willful neglect of the Employee's duties or the failure to follow the lawful and reasonable directions of the Board or more senior officers of the Company to whom the Employee reports, including, without limitation, the violation of any material policy of the Company or any of its subsidiaries or other affiliates that is applicable to the Employee, (iii) the Employee's material breach of any of the provisions of this Agreement or any other material written agreement between the Employee and the Company or any of its subsidiaries or other affiliates and, if such breach is capable of being cured, the Employee's failure to cure such breach within thirty (30) days of receipt of written notice thereof from the Company or any of its subsidiaries or other affiliates, (iv) the Employee's commission of a felony, (v) the Employee's commission of an act of fraud or financial dishonesty with respect to the Company or any of its subsidiaries or other affiliates, or (vi) the Employee's conviction for a crime involving moral turpitude or fraud. A termination pursuant to this 13.14(p) shall take effect immediately upon the giving of the notice contemplated hereby.

       (ggg) The Company may terminate the Employee's employment hereunder at any time without "cause" by giving the Employee written notice of such termination, which termination shall be effective as of the date set forth in such notice, provided that such date shall not be earlier than the date of such notice.

       (hhh) The Employee may terminate his employment hereunder at any time for "good reason" by giving the Company written notice of such termination, containing reasonable specificity of the grounds therefor, which termination shall be effective as of the date the Company is deemed to have received such notice. For purposes of this Agreement, "good reason" shall mean (i) any reduction in the Employee's then-current Base Salary; (ii) any reduction in the benefits required under this Agreement to be provided by the Company to the Employee, and if such reduction is capable of being cured, the Company's failure to cure the same within thirty (30) days after the Company's receipt of written notice thereof from the Employee; (iii) any breach by the Company of its material obligations to the Employee under this Agreement and, if such breach is capable of being cured, the Company's failure to cure such breach within thirty
(30) days after the Company's receipt of written notice thereof from the Employee; and (iv) the Employee's principal office is relocated to any location that is more than one hundred (100) miles from the Columbus, Ohio metropolitan area without the Employee's consent.

     Section 71. Effect of Termination.
                 ---------------------

       (iii) Upon the effective date of termination of the Employee's employment under this Agreement for any reason other than a termination by the Company without "cause" pursuant to 13.14(q) or a termination by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination (or such earlier period as may be required by applicable law):

               (i)  the unpaid portion of the Base Salary provided for in
     Section 4, computed on a per diem basis to the effective date of such
                              --- ----
     termination;


               (ii) reimbursement for any expenses for which the Employee shall not have theretofore been reimbursed, as provided in Section 5; and

               (iii) the unpaid portion of any amounts earned by the Employee prior to the effective date of such termination pursuant to any benefit program in which the Employee participated during the Employment Period; provided, however, that the Employee shall not be entitled to receive any
     --------  -------
     benefits under any benefit program that have accrued during any period if the terms of such program require that the beneficiary be employed by the Company as of the end of such period; provided, however, that the foregoing
                                           --------  -------
     shall not be deemed to constitute a waiver of the Employee's rights to continue coverage pursuant to the applicable provisions of the Consolidated Omnibus Budget Reconciliation Act of 1993 (COBRA), subject to the applicable terms and conditions thereof.

       (jjj) Upon the effective date of termination of the Employee's employment under this Agreement by the Company without "cause" pursuant to 13.14(q) or by the Employee for "good reason" pursuant to 13.14(r), neither the Employee nor the Employee's beneficiaries or estate shall have any further rights under this Agreement or any claims against the Company or any of its subsidiaries or other affiliates arising out of this Agreement, except the right to receive, within thirty (30) days after the effective date of such termination, in the case of amounts due pursuant to clause (i) below, and at such other times as provided in clauses (ii) and (iii) below in the case of amounts due thereunder (or in each case such earlier period as may be required by applicable law):

               (i)    the payments, if any, referred to in 13.14(s);

               (ii) the right to continue to receive the Base Salary for the period (the "Severance Period") commencing on the effective date of such
                  ----------------
     termination and ending (a) in the event the effective date of such termination is during the Initial Term, twelve (12) months thereafter, and
     (b) in the event the effective date of such termination is during the Initial Renewal Term or any Subsequent Renewal Term, twenty-four (24) months thereafter, in each case payable during such period in such manner as the Base Salary is payable pursuant to 13.14(m), with the parties understanding that the Employee shall not have any duty to mitigate the Company's liability pursuant to this 13.14(t)(ii) by seeking subsequent employment or other engagements for compensation; and

               (iii) the right to receive any bonus (or portion thereof), if any, payable in accordance with 13.14(n) with respect to the calendar year during which such termination occurs.

     Section 72.    Disclosure of Information; Non-competition.
                    ------------------------------------------

       (kkk) From and after the date hereof, the Employee shall not at any time use or disclose, divulge, furnish, or make accessible to any person or entity (other than any officer, director, employee, affiliate or representative of the Company), except as required in connection with the performance of the Employee's duties under and in compliance with this Agreement and as required by law and judicial process (after giving the Company reasonably timely notice of the receipt of any such legal or judicial requirement), any Confidential Information (as defined in Section 9(v)) heretofore acquired or acquired during the Employment Period for any reason or purpose whatsoever, nor shall the Employee make use of any of the Confidential Information for the Employee's own purposes or for the benefit of any person or entity except the Company or any of its subsidiaries or other affiliates.

       (lll)   For purposes of this Agreement, "Confidential Information" means
                                                ------------------------
(i) the Intellectual Property Rights (as defined in 13.14(w)) of the Company and its subsidiaries and other affiliates, and (ii) all other knowledge and information of a proprietary or confidential nature relating to the Company or any of its subsidiaries or other affiliates, or the business or assets of the Company or any of its subsidiaries or other affiliates, including, without limitation, books, records, agent and independent contractor lists and related information, customer lists and related information, vendor lists and related information, supplier lists and related information, distribution channels, pricing information, cost information, marketing plans, strategies, forecasts, financial statements, budgets and projections, other than (A) information that is generally available to the public on the date hereof, or that becomes generally available to the public after the date hereof without action by the Employee, or (B) information that the Employee receives from a third party who does not have any independent obligation to the Company to keep such information confidential.

       (mmm)   For purposes of this Agreement, the term "Intellectual Property
                                                         ---------------------
Rights" means all industrial and intellectual property rights, including,
------
without limitation, patents, patent applications, letters patent, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, know-how, certificates of public convenience and necessity, franchises, licenses, trade secrets, proprietary processes and formulae, inventions, discoveries, improvements, ideas, development tools, marketing materials, instructions, confidential information, trade dress, logos and designs, and all documentation and media constituting, describing or relating to the foregoing, including, without limitation, manuals, memoranda and records.

       (nnn) The Employee shall not during the Employment Period and the period commencing on the effective date of the termination of his employment with the Company and its subsidiaries and other affiliates for any reason and ending on the later to occur of (x) the expiration of the Severance Period and
(y) the second anniversary of the effective date of such termination of employment (such periods together being called the "Non-competition Period"
                                                     ----------------------
herein) (i) in any geographic area where the Company or any of its subsidiaries or other affiliates conducts business during the Non-competition Period, engage in or participate in, directly or indirectly (whether as an officer, director, employee, partner, consultant, holder of an equity or debt investment, lender or in any other manner or capacity, including, without limitation, by the rendering of services or advice to any person), or lend his name (or any part or variant thereof) to, any Competing Business (as defined in 13.14(y)); (ii) deal, directly or indirectly, in a competitive manner with any customers doing business with the Company or any of its subsidiaries or other affiliates during the Non-competition Period; (iii) solicit or employ any officer, director or agent of the Company or any of its subsidiaries or other affiliates to become an officer, director, or agent of the Employee, the Employee's affiliates or anyone else; or (iv) engage in or participate in, directly or indirectly, any business conducted under any name that shall be the same as or similar to the name of the Company or any of its subsidiaries or other affiliates or any trade name used by any of them. The Employee's ownership for investment purposes only of less than two percent (2%) of the outstanding shares of capital stock or class of debt securities of any corporation with one or more classes of its capital stock listed on a national securities exchange or actively traded in the over-the-counter market shall not constitute a breach of the foregoing covenant. The Employee is entering into the foregoing covenant to induce the Company to extend this Agreement to, and to enter into this Agreement with, the Employee and to assure Pacer of the transfer of the goodwill of the Company in connection with the Acquisition and to induce Pacer to consummate the Acquisition.

       (ooo)   For purposes of this Agreement, the term "Competing Business"
                                                         ------------------
means any transportation or other business that the Company or any of its subsidiaries or other affiliates has engaged in at any time during the Employment Period in any city or county in any state of the United States, or in any similar political division of any state, province, canton or other similar governmental entity in Canada, Mexico, China, Japan or any country or other sovereign entity in South America or Europe, including, without limitation, any business engaged in (i) intermodal marketing, (ii) flatbed specialized hauling services, (iii) less-than-truckload common carrier services, (iv) drayage, consolidation, deconsolidation or distribution services, (v) contract warehousing, freight handling or logistic services, (vi) comprehensive transportation management programs or services to third party customers, (vii) freight consolidation and deconsolidation, (viii) traffic management, (ix) railroad signal project management, (x) freight forwarding and related services (including freight brokerage and handling), (xi) customs brokerage, (xii) transportation brokerage, and (xiii) freight transportation (including "full container load" and "less than container load" transportation services).

     Section 73.    Inventions Assignment. During the Employment Period, the
                    ---------------------
Employee shall promptly disclose, grant and assign to the Company for its and its subsidiaries' and other affiliates' sole use and benefit any and all inventions, improvements, technical information and suggestions reasonably relating to the business of the Company and its subsidiaries and other affiliates (collectively, the "Inventions") that the Employee may develop or
                               ----------
acquire during the Employment Period (whether or not during usual working hours), together with all Intellectual Property Rights associated with or related to the Inventions. In connection with the previous sentence, (a) the Employee, at the expense of the Company (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee
                       --- ----
is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), shall execute and deliver promptly such applications, assignments, descriptions and other instruments as may be necessary or proper in the opinion of the Company to vest title to the Inventions and any Intellectual Property Rights associated with or related to the Inventions in the Company and to enable it to obtain and maintain the entire right and title thereto throughout the world, and (b) the Employee shall render to the Company, at its expense (including a reasonable payment (based on the Employee's last per diem earnings) for the time involved if the Employee is not
                --- ----
then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), reasonable assistance as it may require in the prosecution of applications for such Intellectual Property Rights, in the prosecution or defense of interferences or infringements that may be declared involving any Intellectual Property Rights, and in any litigation in which the Company or any of its subsidiaries or other affiliates may be involved relating to the Inventions or any such Intellectual Property Rights.

     Section 74.    Assistance in Litigation. At the request and expense of the
                    ------------------------
Company (including a reasonable payment (based on the Employee's last per diem
                                                                      --- ----
earnings) for the time involved if the Employee is not then in the Company's employ or receiving severance payments from the Company pursuant to 13.14(t)(ii), or if the Employee has not received any severance payment with respect to such time period), and upon reasonable notice, the Employee, at all times during and after the Employment Period, shall furnish such information and assistance to the Company and its subsidiaries and other affiliates as they may reasonably require in connection with any issue, claim or litigation in which the Company or any such subsidiary or other affiliate may be involved. If such a request for assistance occurs after the expiration of the Employment Period, then the Employee shall be required to render assistance to the Company only to the extent that the Employee can do so without materially affecting the Employee's other business obligations to his employer and other third parties.

     Section 75.    Entire Agreement; Amendment and Waiver. This Agreement
                    --------------------------------------
contains the entire agreement between the Employee and the Company with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements and understandings between the Employee and the Company or any predecessor of the Company or any of their respective subsidiaries or other affiliates regarding the subject matter hereof. Other than this Agreement, there are no other agreements or understandings continuing in effect relating to the subject matter hereof (except that the parties acknowledge the existence of the separate and independent provisions contained in Section 7.9 of the Purchase Agreement). No waiver, amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by the Employee and the Company. The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

     Section 76.    Notices.
                    -------

       (ppp) All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if delivered personally, telecopied, sent by nationally-recognized, overnight courier, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (i)  if to the Company, to it at:

                    c/o Pacer International, Inc.
                    1340 Treat Boulevard, Suite 200
                    Walnut Creek, California 94596
                    Telecopier: (925) 979-4215
                    Telephone:  (925) 979-4480
                    Attention: Chairman of the Board

               (ii) if to the Employee, to him at his last known address contained in the records of the Company.

          (a) All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery (if sent on a business day, and if not sent on a business day, then on the next business day after the date sent), (iii) in the case of delivery by nationally-recognized, overnight courier, on the next business day following dispatch, and (iv) in the case of mailing, on the third business day following such mailing.

     Section 77.    Headings. The section headings in this Agreement are for
                    --------
convenience only and shall not control or affect the meaning of any provision of this Agreement.

     Section 78.    Severability. It is the desire and intent of the parties
                    ------------
that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 79.    Remedies. The Employee acknowledges and understands that the
                    --------
provisions of this Agreement are of a special and unique nature, the loss of which cannot be adequately compensated for in damages by an action at law, and thus, the breach or threatened breach of the provisions of this Agreement would cause the Company irreparable harm. The Employee further acknowledges that in the event of a breach or any of the covenants contained in Section 9, Section 10 or Section 11, the Company shall be entitled to immediate relief enjoining such violations in any court or before any judicial body having jurisdiction over such a claim. All remedies hereunder are cumulative, are in addition to any other remedies provided for by law and, to the extent permitted by law, may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy.

     Section 80.    Representation. The Employee hereby represents and warrants
                    --------------
to the Company that (i) the execution, delivery and performance of this Agreement by the Employee does not breach, violate or cause a default under any agreement, contract or instrument to which the Employee is a party or any judgment, order or decree to which the Employee is subject, and (ii) the Employee is not a party to or bound by any employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or similar agreement with any other person or entity, except for certain existing non-competition covenants from the Employee in favor of the Company, which the Employee affirms are continuing and in full force and effect and have been complied with in all respects.

     Section 81.    Benefits of Agreement; Assignment. The terms and provisions
                    ---------------------------------
of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, representatives, heirs and estates, as applicable. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto, except that the Company may assign this Agreement or its rights hereunder to Pacer, a direct or indirect wholly-owned subsidiary of Pacer or the Company, or to any person or entity succeeding to all or any substantial portion of their respective businesses, provided that in the case of an
                                        --------
assignment to Pacer or any of its subsidiaries or other affiliates, the Company shall continue to be liable for or otherwise guarantee the performance of the obligations of the Company hereunder.

     Section 82.    Governing Law. This Agreement shall be governed by and
                    -------------
construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice of law provision or rule (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio. The parties consent to disputes being resolved exclusively in a court of competent jurisdiction located in the State of Ohio.

     Section 83.    Mutual Waiver of Jury Trial. THE PARTIES WISH THAT
                    ---------------------------
APPLICABLE LAWS APPLY TO THE RESOLUTION OF ANY DISPUTES ARISING UNDER THIS AGREEMENT AND THE SUBJECT MATTER HEREOF, AND THAT THEIR DISPUTES BE RESOLVED BY AN EXPERIENCED PERSON APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND APPLICABLE LAWS, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

     Section 84.    Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                                  * * * * * *

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the date first written above.

                                        THE COMPANY:
                                        -----------



                                        RAIL VAN LLC



                                        By:

                                                       Lawrence C. Yarberry,

                                                       Chief Financial Officer



                                        THE EMPLOYEE:
                                        ------------



                                        ________________________________________

     Ken D. Thomas

                                   EXHIBIT F

                           Form of Joinder Agreement
                           -------------------------

                                   EXHIBIT G

                     Form of Sale and Assignment Agreement
                     -------------------------------------

                                   EXHIBIT H

                              Plan of Operations
                              ------------------